As filed with the Securities and Exchange Commission on August 28, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-4255

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                   ------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                   Neuberger Berman Advisers Management Trust
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006
                   (Names and Addresses of agents for service)


Date of fiscal year end: December 31, 2006

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the "Act")(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS

                                                              |NEUBERGER|BERMAN|
                                                       A LEHMAN BROTHERS COMPANY

Semi-Annual Report
June 30, 2006

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

BALANCED
PORTFOLIO(R)

B0731 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

BALANCED PORTFOLIO MANAGERS' COMMENTARY

Over the six months ended June 30, 2006, the Neuberger Berman Advisers Management Trust (AMT) Balanced Portfolio's equity investments provided a positive return, as did the Portfolio's fixed income segment.(1,2)

In general, the period proved frustrating for many equity investors as gains were held in check. Inhibiting stock returns was the relentless increase of short-term interest rates by the Federal Reserve. In addition, the markets faced an upward move in the price of crude oil, due partly to demand, but also because of growing tensions in the Middle East. As was the case for all of last year, the Energy sector posted relatively strong results.

In the equity portion of the Portfolio, security selection was broadly additive versus the Russell Midcap Growth Index, with large contributions coming from Energy and Health Care shares. Technology, Industrial, Consumer Discretionary and Financial shares also proved beneficial. Sector allocation helped relative results, with an overweight in Telecom and underweight in Consumer Discretionary -- among the market's best and worst performing sectors, respectively -- accounting for much of the Portfolio's outperformance of the benchmark. In contrast, Consumer Staples exposure was a negative for the period.

Bond investors were also focused on the Fed, which raised the Fed Funds rate 25 basis points at each of its meetings during the first half of 2006. The beginning of the reporting period was marked by the first inversion of the yield curve (in which longer term investments yield less than shorter term investments) since 2000. An inverted yield curve has traditionally been interpreted as a sign of impending recession. However, after almost three months, long-term rates finally started to rise and the yield curve returned to its normal shape before flattening later.

After 17 successive rate hikes, the Fed appears to be near an end to the current cycle of tightening. Still, Fed officials have repeatedly warned the market not to make assumptions about the future path of interest rates. At the end of June, the Fed cited the moderating pace of economic growth as potentially helpful in limiting inflation, but noted that the Fed will remain data dependent in determining future moves.

In the fixed income portion of the Portfolio, we have continued to maintain a defensive posture -- albeit less so than in the recent past -- with duration (or sensitivity to interest rates) at a slightly lower than benchmark level. During the reporting period, our duration posture helped protect the Portfolio from higher interest rates, and we made opportunistic sector allocations in order to enhance yield, the most important of which was a shift toward AAA-rated mortgage-backed securities that are primarily backed by shorter duration adjustable rate mortgages. These purchases were funded through the sale of corporate bonds, asset-backed securities, and U.S. government agency notes, and allowed us to increase Portfolio yield while enhancing credit quality.

Moving forward, we plan to keep our fixed income investments defensively positioned with respect to duration, and will return to a neutral stance only when it becomes clearer that the Fed's long tightening campaign is closer to an end. With corporate spreads still tight, we intend to maintain our high-quality bias and are likely to increase our mortgage allocation, while standing ready to take advantage of widening corporate spreads should they occur. We believe that the continued trend of rising interest rates has set the stage for higher future fixed income returns.

As for stocks, we are currently overweighting Energy, due to short-term geopolitical risks and global growth; Telecom, because of solid growth potential; and Health Care, because of its defensive and high quality characteristics. We are market weighted in the Financial, Industrial, Information Technology and Materials sectors, and underweight in the Consumer Discretionary and Staples sectors.

Looking forward, we expect the equity market to languish this summer as concerns over the economy and uncertainty about Fed policies linger. However, we do not anticipate a recession, given strong global growth and the financial health of many companies. In addition, we believe that decent valuations can continue to support stock prices. Further out, we think there may be opportunity for more substantial gains in the fourth quarter, when there should be increased clarity about the economy, interest rate policy and the mid-term Congressional election. For now, frustration about the stock market may stay with us longer.

Sincerely,


/s/ John Dugenske                            /s/ Thomas Sontag
----------------------------------           -----------------------------------
JOHN DUGENSKE                                THOMAS SONTAG
PORTFOLIO CO-MANAGER                         PORTFOLIO CO-MANAGER


/s/ Jon D. Brorson                           /s/ Kenneth J. Turek
----------------------------------           -----------------------------------
JON D. BRORSON                               KENNETH J. TUREK
PORTFOLIO CO-MANAGER                         PORTFOLIO CO-MANAGER


ASSET DIVERSIFICATION
(% BY ASSET CLASS)

Asset Backed                                             3.1%
Corporate Debt                                          11.8
Common Stock                                            60.0
Foreign Government Securities                            1.6
Mortgage-Backed Securities                              17.5
U.S. Government Agency Securities                        4.5%
Short-Term Investments                                   4.0
Liabilities, less cash, receivables and other assets    (2.5)

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

(1.) 4.99% was the cumulative total return for the 6-month period. 13.10%, 2.83%, and 6.36% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Russell Midcap(R) Growth Index measures the performance of those
     Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND
PERFORMANCE:                     The first section of the table provides
                                 information about actual account values and
                                 actual expenses in dollars, based on the fund's
                                 actual performance during the period. You may
                                 use the information in this line, together with
                                 the amount you invested, to estimate the
                                 expenses you paid over the period. Simply
                                 divide your account value by $1,000 (for
                                 example, an $8,600 account value divided by
                                 $1,000 = 8.6), then multiply the result by the
                                 number in the first section of the table under
                                 the heading entitled "Expenses Paid During the
                                 Period" to estimate the expenses you paid over
                                 the period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES:             The second section of the table provides
                                 information about hypothetical account values
                                 and hypothetical expenses based on the fund's
                                 actual expense ratio and an assumed rate of
                                 return at 5% per year before expenses. This
                                 return is not the fund's actual return. The
                                 hypothetical account values and expenses may
                                 not be used to estimate the actual ending
                                 account balance or expenses you paid for the
                                 period. You may use this information to compare
                                 the ongoing costs of investing in this fund
                                 versus other funds. To do so, compare the
                                 expenses shown in this 5% hypothetical example
                                 with the 5% hypothetical examples that appear
                                 in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Class I                       $1,000    $1,049.90      $5.95

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Class I                       $1,000    $1,018.99      $5.86

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO

NUMBER OF SHARES                                                  MARKET VALUE+
COMMON STOCKS (60.0%)

AEROSPACE (1.6%)
    9,500   Precision Castparts                                     $  567,720
   11,500   Rockwell Collins                                           642,505
                                                                    ----------
                                                                     1,210,225

BASIC MATERIALS (1.7%)
   14,500   Airgas Inc.                                                540,125
    7,500   Ecolab Inc.                                                304,350
    7,500   Peabody Energy                                             418,125
                                                                    ----------
                                                                     1,262,600

BIOTECHNOLOGY (2.5%)
   22,000   Celgene Corp.                                            1,043,460*
    8,500   Gilead Sciences                                            502,860*
    4,500   Myogen, Inc.                                               130,500*(E)
    5,250   Vertex Pharmaceuticals                                     192,728*
                                                                    ----------
                                                                     1,869,548

BUSINESS SERVICES (6.6%)
   17,500   Alliance Data Systems                                    1,029,350*
   36,000   CB Richard Ellis Group                                     896,400*
    9,000   Corporate Executive Board                                  901,800
    5,500   Getty Images                                               349,305*
    5,500   Iron Mountain                                              205,590*
   10,600   Mastercard, Inc. Class A                                   508,800*
   11,500   Monster Worldwide                                          490,590*
    6,500   NeuStar, Inc.                                              219,375*
    8,250   VeriFone Holdings                                          251,460*(E)
                                                                    ----------
                                                                     4,852,670

CABLE SYSTEMS (0.2%)
    8,000   Liberty Global Class A                                     172,000*

COMMUNICATIONS EQUIPMENT (0.7%)
    6,500   Harris Corp.                                               269,815
   16,000   Tellabs, Inc.                                              212,960*
                                                                    ----------
                                                                       482,775

CONSUMER DISCRETIONARY (1.6%)
    6,000   Fortune Brands                                             426,060
    5,000   Harman International Industries                            426,850
    8,000   Laureate Education                                         341,040*
                                                                    ----------
                                                                     1,193,950

CONSUMER STAPLES (1.2%)
   14,000   Shoppers Drug Mart                                         508,520
    6,000   Whole Foods Market                                         387,840
                                                                    ----------
                                                                       896,360

DIAGNOSTIC EQUIPMENT (0.8%)
   23,200   Cytyc Corp.                                                588,352*

DISTRIBUTOR (0.7%)
    6,500   W.W. Grainger                                              488,995

ELECTRICAL & ELECTRONICS (0.4%)
   11,000   Jabil Circuit                                              281,600

ENERGY (4.9%)
    6,000   Canadian Natural Resources                              $  332,280
   25,500   Denbury Resources                                          807,585*
    8,000   GlobalSantaFe Corp.                                        462,000
    7,000   National-Oilwell Varco                                     443,240*
   18,000   Range Resources                                            489,420
   12,400   Smith International                                        551,428
   11,000   XTO Energy                                                 486,970
                                                                    ----------
                                                                     3,572,923

FINANCIAL SERVICES (3.6%)
    6,500   AmeriCredit Corp.                                          181,480*
    2,000   Chicago Mercantile Exchange                                982,300
    2,500   GFI Group                                                  134,875*
    4,500   Legg Mason                                                 447,840
    8,500   Moody's Corp.                                              462,910(E)
   10,500   Nuveen Investments                                         452,025
                                                                    ----------
                                                                     2,661,430
FOOD & BEVERAGE (0.6%)
    5,500   Dean Foods                                                 204,545*
    4,000   Hershey Co.                                                220,280
                                                                    ----------
                                                                       424,825
HARDWARE (0.4%)
    9,000   Network Appliance                                          317,700*

HEALTH CARE (3.9%)
    9,500   Allscripts Heathcare Solutions                             166,725*(E)
   13,500   Cerner Corp.                                               500,985*
    5,000   Gen-Probe                                                  269,900*
    6,500   Healthways, Inc.                                           342,160*
   15,000   Psychiatric Solutions                                      429,900*
    5,000   Trimble Navigation                                         223,200*
    6,000   United Surgical Partners
            International                                              180,420*
   15,500   VCA Antech                                                 494,915*
    5,500   WellCare Health Plans                                      269,775*
                                                                    ----------
                                                                     2,877,980

INDUSTRIAL (3.9%)
    8,000   Danaher Corp.                                              514,560
    9,500   Dover Corp.                                                469,585
   20,100   Fastenal Co.                                               809,829
    3,700   Fluor Corp.                                                343,841
   10,000   Rockwell International                                     720,100
                                                                    ----------
                                                                     2,857,915

LEISURE (3.5%)
   10,500   Gaylord Entertainment                                      458,220*
    8,500   Hilton Hotels                                              240,380
   16,200   Marriott International                                     617,544
   11,000   Scientific Games Class A                                   391,820*
   12,750   Station Casinos                                            868,020
                                                                    ----------
                                                                     2,575,984

MEDIA (0.6%)
    5,000   E.W. Scripps                                               215,700
    1,500   Focus Media Holding ADR                                     97,740*
    3,000   Lamar Advertising                                          161,580*
                                                                    ----------
                                                                       475,020

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO CONT'D

NUMBER OF SHARES                                                  MARKET VALUE+
MEDICAL EQUIPMENT (3.8%)
    6,000   C. R. Bard                                              $  439,560
    4,000   Conor Medsystems                                           110,360*(E)
    8,000   Hologic, Inc.                                              394,880*
    1,800   Intuitive Surgical                                         212,346*
   14,500   Kyphon Inc.                                                556,220*
   13,700   ResMed Inc.                                                643,215*
   10,000   Varian Medical Systems                                     473,500*
                                                                    ----------
                                                                     2,830,081
METALS (0.3%)
    2,500   Phelps Dodge                                               205,400

OIL & GAS (0.7%)
   10,000   Dresser-Rand Group                                         234,800*
   11,250   Western Oil Sands Class A                                  312,175*
                                                                    ----------
                                                                       546,975
PHARMACEUTICAL (0.3%)
   6,500    Pharmaceutical Products  Development                       228,280

RETAIL (3.4%)
    5,000   Abercrombie & Fitch                                        277,150
   13,500   AnnTaylor Stores                                           585,630*
   28,250   Coach, Inc.                                                844,675*
   17,000   Nordstrom, Inc.                                            620,500
    3,500   Polo Ralph Lauren                                          192,150
                                                                    ----------
                                                                     2,520,105
SEMICONDUCTORS (3.1%)
   14,000   MEMC Electronic Materials                                  525,000*
   16,000   Microchip Technology                                       536,800
   29,000   Microsemi Corp.                                            707,020*
   20,000   PMC-Sierra                                                 188,000*
    9,450   Varian Semiconductor Equipment                             308,164*
                                                                    ----------
                                                                     2,264,984
SOFTWARE (1.0%)
   13,000   Autodesk, Inc.                                             447,980*
    4,000   Red Hat                                                     93,600*(E)
    6,500   Salesforce.com, Inc.                                       173,290*
                                                                    ----------
                                                                       714,870
TECHNOLOGY (3.4%)
    6,500   Akamai Technologies                                        235,235*(E)
   17,500   Arris Group                                                229,600*
    6,000   CACI International                                         349,980*(E)
   15,500   Cognizant Technology Solutions                           1,044,235*
    7,500   CommScope, Inc.                                            235,650*(E)
    5,000   Logitech International ADR                                 193,900*(E)
   10,000   Redback Networks                                           183,400*
                                                                    ----------
                                                                     2,472,000

TELECOMMUNICATIONS (3.3%)
   18,300   American Tower                                          $  569,496*
   31,000   Dobson Communications                                      239,630*(E)
   15,500   Leap Wireless International                                735,475*
   16,000   NII Holdings                                               902,080*(E)
                                                                    ----------
                                                                     2,446,681
TRANSPORTATION (1.1%)
   15,700   C. H. Robinson Worldwide                                   836,810

UTILITIES (0.2%)
   4,000    Mirant Corp.                                               107,200*(E)
                                                                    ----------

TOTAL COMMON STOCKS
(COST $29,716,104)                                                  44,236,238
                                                                    ----------

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO CONT'D

PRINCIPAL AMOUNT                                                                 RATING      MARKET VALUE+
                                                                             MOODY'S   S&P
U.S. GOVERNMENT AGENCY SECURITIES (4.5%)
$1,800,000   Fannie Mae, Notes, 4.63, due 1/15/08                              AGY     AGY    $1,777,174(OO)
   350,000   Federal Home Loan Bank Bonds, 4.63%, due 2/8/08                   AGY     AGY       345,393
 1,200,000   Freddie Mac, Notes, 4.38%, due 11/16/07                           AGY     AGY     1,182,244(OO)
                                                                                              ----------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES
             (COST $3,332,026)                                                                 3,304,811
                                                                                              ----------
MORTGAGE-BACKED SECURITIES (17.5%)

ADJUSTABLE RATE MORTGAGES
   389,586   Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1,
                5.39%, due 1/25/36                                             Aaa     AAA       383,545
   160,068   Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
                5.39%, due 9/20/35                                             Aaa     AAA       157,840
   401,658   Banc of America Funding Corp., Ser. 2005-H, Class 7A1,
                5.70%, due 11/20/35                                                    AAA       399,554
   302,013   Banc of America Funding Corp., Ser. 2006-A, Class 3A2,
                5.93%, due 2/20/36                                                     AAA       301,917
   886,061   Bear Stearns ALT-A Trust, Ser. 2006-3, Class 22A1,
                6.25%, due 5/25/36                                             Aaa     AAA       889,829
   869,000   Countrywide Home Loans, Ser. 2006-HYB3, Class 1A1A,
                5.54%, due 5/20/36                                             Aaa     AAA       862,923
   561,677   Credit Suisse First Boston Mortgage Securites Corp.,
                Ser. 2004-AR4, Class 2A1, 4.70%, due 5/25/34                   Aaa     AAA       550,108
   407,584   First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5,
                Class 2A1, 5.46%, due 11/25/35                                         AAA       401,730
   400,800   GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1,
                5.64%, due 4/19/36                                             Aaa     AAA       393,546
   305,399   Harborview Mortgage Loan Trust, Floating Rate,
                Ser. 2004-4, Class 3A, 2.98%, due 4/19/07                      Aaa     AAA       299,512(u)
   493,917   Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A,
                6.48%, due 6/19/36                                             Aaa     AAA       498,856
   402,745   Indymac Index Mortgage Loan Trust, Ser. 2005-AR23,
                Class 2A1, 5.56%, due 11/25/35                                 Aaa     AAA       397,861
   884,304   Indymac Index Mortgage Loan Trust, Ser. 2006-AR3,
                Class 2A1A, 6.43%, due 3/25/36                                 Aaa     AAA       891,782
   826,025   JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1,
                5.95%, due 5/25/36                                                     AAA       820,829
   384,990   JP Morgan Mortgage Trust, Ser. 2005-ALT1, Class 2A1,
                5.65%, due 10/25/35                                                    AAA       381,037
   368,739   Lehman XS Trust, Ser. 2005-1, Class 2A1, 4.66%,
                due 5/28/08                                                    Aaa     AAA       362,260(u)
   768,374   Master Adjustable Rate Mortgages Trust, Ser. 2005-6,
                Class 3A2, 5.07%, due 7/25/35                                  Aaa     AAA       759,609
   384,533   Nomura Asset Acceptance Corp., Ser. 2005-AR6, Class 2A1,
                5.80%, due 12/25/35                                            Aaa     AAA       382,290
   401,903   Residential Accredit Loans, Inc., Ser. 2005-QA10,
                Class A31, 5.63%, due 9/25/35                                  Aaa     AAA       397,982

COMMERCIAL MORTGAGE BACKED
   386,500   Banc of America Commercial Mortgage, Inc., Ser. 2005-1,
                Class A1, 4.36%, due 11/10/42                                          AAA       382,254
   398,710   Banc of America Commercial Mortgage, Inc., Ser. 2005-6,
                Class A1, 5.00%, due 9/10/47                                   Aaa     AAA       392,304
   399,605   Credit Suisse First Boston Mortgage Securities Corp.,
                Ser. 2005 C-6, Class A1, 4.94%, due 12/15/40                   Aaa     AAA       393,258
   413,742   JP Morgan Chase Commercial Mortgage Securities Corp.,
                Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44                  Aaa     AAA       407,221

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO CONT'D

PRINCIPAL AMOUNT                                                                 RATING       MARKET VALUE+
                                                                             MOODY'S   S&P
MORTGAGE-BACKED NON-AGENCY
$238,215   Countrywide Home Loans, Ser. 2005-R2, Class 2A4,
              8.50%, due 6/25/35                                               Aaa      AAA   $   251,042(n)
 495,416   GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4,
              8.50%, due 3/25/35                                               Aaa      AAA       520,297(n)
 104,989   GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4,
              8.50%, due 9/25/35                                               Aaa      AAA       110,310
FANNIE MAE
 240,719   Fannie Mae Whole Loan, Ser. 2004-W8, Class PT, 10.11%,
              due 6/25/44                                                      Aaa      AAA       265,561
FREDDIE MAC
  35,675   Pass-Through Certificates, 5.00%, due 2/1/07                        AGY      AGY        35,360
  44,431   Pass-Through Certificates, 5.50%, due 2/1/07                        AGY      AGY        44,404
 292,480   Pass-Through Certificates, 8.00%, due 11/1/26                       AGY      AGY       309,257
 204,400   Pass-Through Certificates, 8.50%, due 10/1/30                       AGY      AGY       218,923
                                                                                              -----------
           TOTAL MORTGAGE-BACKED SECURITIES
           (COST $13,015,835)                                                                  12,863,201
                                                                                              -----------
CORPORATE DEBT SECURITIES (11.8%)
 285,000   American Express Co., Notes, 5.50%, due 9/12/06                      A1      A+        285,041
 250,000   BankBoston NA, Subordinated Notes,
              6.50%, due 12/19/07                                               Aa2     AA-       252,471
 250,000   Bear Stearns Co., Inc., Notes, 4.00%,
              due 1/31/08                                                       A1      A         244,140
 400,000   Berkshire Hathaway Finance, Notes, 3.40%,
              due 7/2/07                                                       Aaa      AAA       391,576(OO)
 300,000   Boeing Capital Corp., Senior Notes, 5.75%,
              due 2/15/07                                                       A2      A         300,265(OO)
 145,000   JP Morgan Chase & Co., Subordinated Notes,
              7.25%, due 6/1/07                                                 A1      A         146,608
 250,000   CIT Group, Inc., Senior Notes, 3.88%, due 11/3/08                    A2      A         240,430
 500,000   Citigroup, Inc., Notes, 5.00%, due 3/6/07                           Aa1      AA-       497,846(OO)
 285,000   Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06                     A2       A        284,943
 275,000   Comcast Cable Communications, Notes,
              8.38%, due 5/1/07                                                Baa2    BBB+       280,787
 190,000   DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes,
              4.05%, due 6/4/08                                                 A3      BBB       183,703
 300,000   Diageo Finance BV, Guaranteed Notes, 3.00%,
              due 12/15/06                                                      A3      A-        296,612(OO)
 135,000   Enterprise Products Operating, Senior Notes, 4.00%,
              due 10/15/07                                                     Baa3     BB+       131,352
 200,000   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                Aa3       A+       195,719
 280,000   Hewlett-Packard Co., Senior Notes, 5.50%, due 7/1/07                 A3       A-       279,446
 300,000   HSBC Financial Corp., Notes, 4.13%, due 12/15/08                    Aa3      AA-       289,926
 300,000   International Lease Finance Corp., Unsubordinated Notes,
              3.50%, due 4/1/09                                                 A1      AA-       283,081
 225,000   John Deere Capital Corp., Notes, 3.90%, due 1/15/08                  A3      A-        219,341
 250,000   Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                         A3     BBB+       249,141
 190,000   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07                Baa3    BBB+       191,417
 175,000   MBNA Corp., Notes, 4.63%, due 9/15/08                               Aa2      AA-       171,336
 300,000   Merrill Lynch & Co., Notes, 4.25%, due 9/14/07                      Aa3      A+        295,521
 285,000   Morgan Stanley, Bonds, 5.80%, due 4/1/07                            Aa3      A+        285,152
 165,000   News America Holdings, Inc., Guaranteed Notes, 7.38%,
              due 10/17/08                                                     Baa2     BBB       170,591
 200,000   Sprint Capital Corp., Guaranteed Notes, 6.00%,
              due 1/15/07                                                      Baa2      A-       200,268
 250,000   Time Warner Entertainment LP, Notes, 7.25%,
              due 9/1/08                                                       Baa2     BBB+      257,144

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO CONT'D

PRINCIPAL AMOUNT                                                                 RATING      MARKET VALUE+
                                                                             MOODY'S   S&P
$   300,000   Toyota Motor Credit Corp., Medium Term Notes,
                 2.70%, due 1/30/07                                            Aaa     AAA    $   295,157
    300,000   U.S. Bank NA, Notes, 2.85%, due 11/15/06                         Aa1      AA        297,097
    290,000   Verizon Global Funding Corp., Senior Unsecured Notes,
                 4.00%, due 1/15/08                                             A3      A         282,674
    250,000   Verizon Wireless Capital, Notes, 5.38%, due 12/15/06              A2      A         249,725
    450,000   Wachovia Corp., Notes, 4.95%, due 11/1/06                        Aa3      A+        448,851(OO)
    285,000   Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07         A3      A-        284,754
    250,000   Wells Fargo & Co., Notes, 3.13%, due 4/1/09                      Aa1     AA-        234,244
                                                                                              -----------
              TOTAL CORPORATE DEBT SECURITIES
              (COST $8,846,319)                                                                 8,716,359
                                                                                              -----------
FOREIGN GOVERNMENT SECURITIES^ (1.6%)
EUR 600,000   Bundesobligation, 3.50%, due 10/10/08                            Aaa     AAA        764,400
EUR 330,000   Bundesobligation, 3.25%, due 4/17/09                             Aaa     AAA        416,913
                                                                                              -----------
              TOTAL FOREIGN GOVERNMENT SECURITIES
              (COST $1,169,005)                                                                 1,181,313
                                                                                              -----------
ASSET-BACKED SECURITIES (3.1%)
    313,574   Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3,
                 3.34%, due 5/25/26                                            Aaa     AAA        306,838
    413,041   Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3, 3.48%,
                 due 11/15/08                                                  Aaa     AAA        408,674
    200,000   John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%,
                 due 6/15/09                                                   Aaa     AAA        196,855
    425,000   Nissan Auto Receivables Owner Trust, Ser. 2005-A,
                 Class A3, 3.54%, due 10/15/08                                 Aaa     AAA        419,707
  1,154,000   Nomura Asset Acceptance Corp., Ser. 2006-AP1,
                 Class AIO, 4.50%, Interest Only Security due 1/25/36          Aaa     AAA         42,193
    658,000   Nomura Asset Acceptance Corp., Ser. 2005-S3,
                 Class AIO, 20.00%, Interest Only Security due 8/25/35         Aaa     AAA        105,331
    971,191   Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO,
                 20.00%, Interest Only Security due 10/25/35                   Aaa     AAA        177,811
    894,167   Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO,
                 10.00%, Interest Only Security due 4/25/36                    Aaa     AAA         98,742(n)
    332,863   Saxon Asset Securities Trust, Ser. 2004-2, Class AF2,
                 4.15%, due 8/25/35                                            Aaa     AAA        328,980
    200,000   USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%,
                 due 7/15/09                                                   Aaa     AAA        197,503
                                                                                              -----------
              TOTAL ASSET-BACKED SECURITIES
              (COST $2,346,203)                                                                 2,282,634
                                                                                              -----------
REPURCHASE AGREEMENTS (1.1%)
    775,000   State Street Bank and Trust Co., Repurchase Agreement,
                 4.88%, due 7/3/06 dated 6/30/06, Maturity Value
                 $775,315, Collateralized by $785,000 Federal Home
                 Loan Bank, 5.80%, due 9/2/08
                 (Collateral Value $802,990)
              (COST $775,000)                                                                     775,000#
                                                                                              -----------
NUMBER OF SHARES

SHORT-TERM INVESTMENTS (2.9%)
     94,676   Neuberger Berman Prime Money Fund Trust Class                                        94,676(@)
  2,064,001   Neuberger Berman Securities Lending Quality Fund, LLC                             2,064,001++
                                                                                              -----------
              TOTAL SHORT-TERM INVESTMENTS
              (COST $2,158,677)                                                                 2,158,677#
                                                                                              -----------
              TOTAL INVESTMENTS (102.5%)
              (COST $61,359,169)                                                               75,518,233##
              Liabilities, less cash, receivables and other assets [(2.5%)]                    (1,853,992)
                                                                                              -----------
              TOTAL NET ASSETS (100.0%)                                                       $73,664,241
                                                                                              -----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $61,573,030. Gross unrealized appreciation of investments was $14,987,757 and gross unrealized depreciation of investments was $1,042,554, resulting in net unrealized appreciation of $13,945,203, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

(n) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At June 30, 2006, these securities amounted to $870,081 or 1.2% of net assets for the Fund.

(OO) All or a portion of this security is segregated as collateral for financial futures and/or forward currency contracts.

(u) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2006.

(E) All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO CONT'D

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

^ Principal amount is stated in the currency in which the security is denominated.

     EUR = Euro Currency

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

                                                                            BALANCED
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                  PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)-SEE
   SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                   $ 73,359,556
   Affiliated issuers                                                        2,158,677
--------------------------------------------------------------------------------------
                                                                            75,518,233
   Foreign currency                                                             16,739
   Dividends and interest receivable                                           276,842
   Receivable for securities sold                                              543,587
   Receivable for Fund shares sold                                               8,384
   Receivable for variation margin (Note A)                                      2,109
   Receivable for securities lending income (Note A)                             8,846
   Prepaid expenses and other assets                                             2,745
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                                76,377,485
--------------------------------------------------------------------------------------
LIABILITIES
   Due to custodian                                                              1,429
   Payable for collateral on securities loaned (Note A)                      2,064,001
   Net payable for forward foreign currency exchange contracts (Note C)         46,974
   Payable for securities purchased                                            420,105
   Payable for Fund shares redeemed                                             88,366
   Payable to investment manager-net (Notes A & B)                              32,774
   Payable to administrator (Note B)                                            17,892
   Payable for securities lending fees (Note A)                                  6,515
   Accrued expenses and other payables                                          35,188
--------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            2,713,244
--------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                       $ 73,664,241
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $ 90,274,959
   Undistributed net investment income (loss)                                  931,634
   Accumulated net realized gains (losses) on investments                  (31,655,006)
   Net unrealized appreciation (depreciation) in value of investments       14,112,654
--------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                       $ 73,664,241
--------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)            6,733,591
--------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                  $      10.94
--------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                   $  1,989,761
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                   $ 59,200,492
   Affiliated issuers                                                        2,158,677
TOTAL COST OF INVESTMENTS                                                 $ 61,359,169
--------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                            $     16,075
--------------------------------------------------------------------------------------

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2006 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                              BALANCED
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                   PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                       $   599,005
Income from investments in affiliated issuers (Note F)                            5,819
Dividend income--unaffiliated issuers                                           162,472
Income from securities loaned (affiliated issuers $13,321) (Note F)              15,957
Foreign taxes withheld                                                             (573)
---------------------------------------------------------------------------------------
Total income                                                                    782,680
---------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                         206,000
Administration fee (Note B)                                                     112,363
Audit fees                                                                       18,837
Custodian fees (Note B)                                                          48,113
Insurance expense                                                                 1,770
Legal fees                                                                        8,245
Registration and filing fees                                                     20,705
Shareholder reports                                                               7,132
Shareholder servicing agent fees                                                    374
Trustees' fees and expenses                                                      13,774
Miscellaneous                                                                     3,214
---------------------------------------------------------------------------------------
Total expenses                                                                  440,527
Investment management fee waived (Note A)                                          (106)
Expenses reduced by custodian fee expense offset and commission recapture
   arrangements (Note B)                                                         (3,818)
---------------------------------------------------------------------------------------
Total net expenses                                                              436,603
---------------------------------------------------------------------------------------
Net investment income (loss)                                                    346,077
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                     5,622,524
   Financial futures contracts                                                      473
   Foreign currency                                                             (10,365)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                        (2,230,353)
   Foreign currency                                                             (67,267)
   Financial futures contracts                                                   (1,063)
---------------------------------------------------------------------------------------
Net gain (loss) on investments                                                3,313,949
---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             $ 3,660,026
---------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                           BALANCED PORTFOLIO
                                                                      ---------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                             SIX MONTHS
                                                                          ENDED          YEAR
                                                                        JUNE 30,         ENDED
                                                                          2006       DECEMBER 31,
                                                                       (UNAUDITED)       2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $    346,077   $    312,198
Net realized gain (loss) on investments                                  5,612,632      3,570,501
Change in net unrealized appreciation (depreciation) of investments     (2,298,683)     2,566,429
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          3,660,026      6,449,128
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                           --       (711,567)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                2,774,241      4,349,994
Proceeds from reinvestment of dividends and distributions                       --        711,567
Payments for shares redeemed                                            (6,488,144)   (18,199,227)
-------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    (3,713,903)   (13,137,666)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                      (53,877)    (7,400,105)
NET ASSETS:
Beginning of period                                                     73,718,118     81,118,223
-------------------------------------------------------------------------------------------------
End of period                                                         $ 73,664,241   $ 73,718,118
-------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period           $    931,634   $    585,557
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS BALANCED PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference

NOTES TO FINANCIAL STATEMENTS BALANCED PORTFOLIO CONT'D

     between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, and amortization of bond premium, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

              DISTRIBUTIONS PAID FROM:
       ORDINARY INCOME            TOTAL
       2005       2004       2005       2004
     $711,567   $989,988   $711,567   $989,988

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                         UNREALIZED          LOSS
      UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
     ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS       TOTAL
         $585,557        $16,164,776    $(37,021,077)   $(20,270,744)

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain foreign currency contracts, and amortization of bond premium.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

            EXPIRING IN:
         2009          2010
     $23,287,066   $13,734,011

     During the year ended December 31, 2005, the Fund utilized capital loss carryforwards of $3,180,628.

7 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

8 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

10 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of

NOTES TO FINANCIAL STATEMENTS BALANCED PORTFOLIO CONT'D

     matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the six months ended June 30, 2006, the Fund entered into financial futures contracts. At June 30, 2006, open positions in financial futures contracts were:

                                                                   UNREALIZED
     EXPIRATION               OPEN CONTRACTS           POSITION   DEPRECIATION
     September 2006   19 U.S. Treasury Notes, 2 Year     Long        $1,063

     At June 30, 2006, the Fund had deposited $9,868 in Federal Home Loan Bank, 4.63%, due 2/08/08, in a segregated account to cover margin requirements on open financial futures contracts.

11 SECURITY LENDING: Effective September 13, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to act as agent for the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned."

12 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

13   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $106 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30, 2006, income earned under this Arrangement amounted to $5,819 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

14 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

15 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

NOTES TO FINANCIAL STATEMENTS BALANCED PORTFOLIO CONT'D

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2006, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to Management under this agreement. At June 30, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $2,321.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $1,497.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts and foreign currency contracts) for the six months ended June 30, 2006 were as follows:

                                                                    SALES AND MATURITIES
       PURCHASES OF    PURCHASES EXCLUDING   SALES AND MATURITIES         EXCLUDING
     U.S. GOVERNMENT     U.S. GOVERNMENT      OF U.S. GOVERNMENT       U.S. GOVERNMENT
        AND AGENCY          AND AGENCY            AND AGENCY             AND AGENCY
       OBLIGATIONS         OBLIGATIONS            OBLIGATIONS            OBLIGATIONS
       $8,860,116          $19,250,815            $5,417,843             $26,940,308

     During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $38,158, of which Neuberger received $0, Lehman Brothers Inc. received $5,932, and other brokers received $32,226.

     During the six months ended June 30, 2006, the Fund entered into various contracts to deliver currencies at specified future dates. At June 30, 2006, open contracts were as follows:

                                                                           NET UNREALIZED
                    CONTRACTS TO   IN EXCHANGE   SETTLEMENT                 APPRECIATION
     SELL             DELIVER          FOR          DATE         VALUE     (DEPRECIATION)
     Euro Dollar   1,131,000 EUR    $1,400,123     7/19/06    $1,447,223      $(47,100)

                                                                           NET UNREALIZED
                    CONTRACTS TO   IN EXCHANGE   SETTLEMENT                 APPRECIATION
     BUY              DELIVER          FOR           DATE        VALUE     (DEPRECIATION)
     Euro Dollar    235,000 EUR      $300,579      7/19/06     $300,705         $126

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the year ended December 31, 2005 was as follows:

                                                                    FOR THE SIX MONTHS      FOR THE YEAR
                                                                      ENDED JUNE 30,     ENDED DECEMBER 31,
                                                                           2006                 2005
     SHARES SOLD                                                          252,789               444,671
     SHARES ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS              --                73,433
     SHARES REDEEMED                                                     (594,335)           (1,859,982)
                                                                         --------            ----------
     TOTAL                                                               (341,546)           (1,341,878)
                                                                         --------            ----------

     NOTE E--LINE OF CREDIT:

     At June 30, 2000, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears.

     NOTES TO FINANCIAL STATEMENTS BALANCED PORTFOLIO CONT'D

     No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                          INCOME FROM
                                                                                                          INVESTMENTS
                                                                                                              IN
                                      BALANCE OF       GROSS                   BALANCE OF                  AFFLIATED
                                      SHARES HELD    PURCHASES      GROSS     SHARES HELD      VALUE        ISSUERS
                                     DECEMBER 31,       AND       SALES AND     JUNE 30,     JUNE 30,     INCLUDED IN
     NAME OF ISSUER                      2005        ADDITIONS   REDUCTIONS       2006         2006      TOTAL INCOME
     Neuberger Berman Prime
     Money Fund Trust Class**            92,995      4,315,972    4,314,291       94,676    $   94,676      $ 5,819
     Neuberger Berman Securities
     Lending Quality Fund, LLC***       648,601     11,325,353    9,909,953    2,064,001     2,064,001       13,321
                                                                                            ----------      -------
     TOTAL                                                                                  $2,158,677      $19,140
                                                                                            ----------      -------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS BALANCED PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2006               YEAR ENDED DECEMBER 31,
                                                      ----------------   ---------------------------------------------
                                                            2006          2005     2004      2003      2002      2001
                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.42         $ 9.64   $ 8.93   $  7.81   $  9.66   $ 17.28
                                                          ------         ------   ------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                               .05            .04      .05       .07       .12       .22(O)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                            .47            .84      .77      1.20     (1.75)    (2.27)(O)
                                                          ------         ------   ------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                             .52            .88      .82      1.27     (1.63)    (2.05)
                                                          ------         ------   ------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                         --           (.10)    (.11)     (.15)     (.22)     (.28)
NET CAPITAL GAINS                                             --             --       --        --        --     (5.29)
                                                          ------         ------   ------   -------   -------   -------
TOTAL DISTRIBUTIONS                                           --           (.10)    (.11)     (.15)     (.22)    (5.57)
                                                          ------         ------   ------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                            $10.94         $10.42   $ 9.64   $  8.93   $  7.81   $  9.66
                                                          ------         ------   ------   -------   -------   -------
TOTAL RETURN+++                                            +4.99%**       +9.18%   +9.31%   +16.28%   -17.15%   -13.36%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                   $ 73.7         $ 73.7   $ 81.1   $  84.9   $  80.5   $ 112.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#              1.18%*         1.14%    1.10%     1.12%     1.12%     1.07%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (Section)       1.17%*         1.13%    1.09%     1.11%     1.12%     1.07%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                .92%*          .41%     .56%      .82%     1.37%     2.10%O
PORTFOLIO TURNOVER RATE                                       38%**          82%     110%      121%      106%       88%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS BALANCED PORTFOLIO

+++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ Calculated based on the average number of shares outstanding during each fiscal period.

(Section) After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

SIX MONTHS ENDED
    JUNE 30,       YEAR ENDED DECEMBER 31,
      2006          2005     2004     2003
      1.17%         1.13%    1.09%    1.11%

(O) For fiscal years ending after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                        YEAR ENDED
                                                       DECEMBER 31,
                                                           2001
NET INVESTMENT INCOME                                     (.004)
NET GAINS OR LOSSES ON SECURITIES                          .004
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       (.04%)

*       Annualized.

**      Not Annualized.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

|NEUBERGER|BERMAN|
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
JUNE 30, 2006

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

FASCIANO
PORTFOLIO

D0312 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

FASCIANO PORTFOLIO MANAGER'S COMMENTARY

Small-cap stocks as represented by the Russell 2000 Index performed exceptionally well for much of the six-month reporting period ended June 30, 2006, before selling off sharply in May and early June. During the rally, speculative issues excelled. For example, in the first quarter, the strongest performers in the Russell 2000 were stocks with the highest price/earnings ratios and lowest returns on equity. The more reasonably valued and solidly profitable companies that we favor trailed the market leaders by a considerable margin. Consequently, although the Neuberger Berman Advisers Management Trust
(AMT) Fasciano Portfolio delivered a respectable return for the reporting period, it lagged the Russell 2000 benchmark.(1, 2)

The Portfolio's Consumer Discretionary investments, most notably newspaper publisher Journal Register Company and radio broadcaster Emmis Communications, penalized absolute and relative returns. So-called "old media" companies such as newspaper publishers and television and radio broadcasters have been given up for dead by investors enamored of Internet oriented "new media" darlings. Yes, "eyeballs" and advertising dollars are migrating to the Internet, and MP3 players and satellite radio are diverting "ears" from traditional radio. However, most newspaper companies and radio broadcasters remain solidly profitable. Because these businesses are anchored by content and have well-established franchises in their local markets, they should continue to generate free cash flow for the foreseeable future. We think investors will eventually recognize that "old media" companies are worth considerably more than their current valuations. If these stocks continue to drift, we expect to see deal activity help surface value. In fact, Emmis Communications has recently received a buyout proposal from its management.

Our Financial sector investments also disappointed, with money manager W.P. Stewart and Chicago area community bank Wintrust Financial hurting sector performance. W.P. Stewart is a large-cap growth stock specialist with a good long-term track record. However, recent years' lackluster returns in the large-cap growth sector negatively affected asset and revenue growth. Although the company's investment methodology has not changed and investment activities are still overseen by the firm's chairman and namesake, a rebuilt management team is focused on broadening and strengthening distribution. Stewart may also benefit from what could be better days ahead for the large-cap growth sector. Wintrust Financial was hit when first quarter earnings fell short of consensus expectations and has generally been hurt by the flat yield curve and by historically low loan growth as a result of competition and the company's strict lending standards. We believe that service-oriented community banks such as Wintrust will continue to occupy a profitable niche in urban markets dominated by regional giants and that, longer term, Wintrust will be rewarded rather than penalized for its high credit quality.

Led by surface mining equipment manufacturer Bucyrus International and industrial maintenance, repair, and operations supplies distributor MSC Industrial Direct, our Industrial holdings had the most favorable impact on absolute returns. Bucyrus' backlog extends nearly through 2007 and should keep growing nicely as long as copper and coal prices remain relatively firm. We estimate that earnings can grow in the 25% range over the next several years. We also like the fact that approximately 70% of the company's annual revenue over the past 10 years has come from replacement parts and services for its large installed base of machinery. This kind of recurring revenue stream is a real bonus for a company in the highly cyclical Industrial sector. Long-time

FASCIANO PORTFOLIO MANAGER'S COMMENTARY

favorite MSC Industrial Direct has managed to increase already attractive profit margins despite additional costs involved with increasing its sales force. We also think its recent acquisition of a Kennametal subsidiary will help sustain growth going forward.

Buoyed by the excellent performance of Tetra Technologies, our Energy sector return nearly doubled that of the Russell 2000 energy component. Tetra maintains unique capabilities in decommissioning Gulf of Mexico based drilling rigs. Due to extensive damage resulting from last summer's hurricanes as well as existing uneconomic rigs, this is a very profitable, high growth business. Tetra's well abandonment and decommissioning backlog is very large and could grow if we have another active hurricane season.

In closing, over the past six months, our quality and value oriented approach to the small-cap stock market did not translate into superior relative returns. Over the longer term, however, we remain confident that investing in small companies with substance rather than sizzle will be more productive.

Sincerely,


/s/ MICHAEL FASCIANO
----------------------------------------
MICHAEL FASCIANO
PORTFOLIO MANAGER

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Banking                                                                     0.5%
Banking & Financial                                                         4.1
Basic Materials                                                             0.8
Biotechnology                                                               0.9
Building, Construction & Furnishing                                         1.0
Business Services                                                           8.0
Chemicals                                                                   1.2
Consumer Cyclical-Leisure &  Consumer Service                               0.5
Consumer Discretionary                                                      0.8
Consumer Products & Services                                                2.0
Cosmetics                                                                   0.7
Defense                                                                     1.3
Distributor                                                                 3.2
Education                                                                   0.6
Electrical & Electronics                                                    0.8
Energy                                                                      0.0
Entertainment                                                               1.3
Filters                                                                     1.3
Financial Services                                                          3.1
Health Products & Services                                                  8.9
Industrial & Commercial Products                                            4.5%
Insurance                                                                   2.0
Internet                                                                    2.2
Machinery & Equipment                                                       6.3
Manufacturing                                                               0.9
Materials                                                                   1.0
Metals                                                                      0.6
Office                                                                      1.0
Oil & Gas                                                                   1.5
Oil Services                                                                6.4
Publishing & Broadcasting                                                   5.3
Restaurants                                                                 2.3
Retail                                                                      0.1
Semiconductors                                                              1.1
Specialty Retail                                                            0.6
Technology                                                                  3.9
Transportation                                                              6.6
Waste Management                                                            1.7
Short-Term Investments                                                     10.8
Cash, receivables and other assets, less liabilities                        0.2

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

     (1.) 2.90% was the cumulative total return for the 6-month period. 9.19% and 10.17% were the average annual total returns for the 1-year and since inception (07/12/02) periods ended June 30, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

     (2.) The Russell 2000(R) Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $218 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides
                                   information about actual account values and
                                   actual expenses in dollars, based on the
                                   fund's actual performance during the period.
                                   You may use the information in this line,
                                   together with the amount you invested, to
                                   estimate the expenses you paid over the
                                   period. Simply divide your account value by
                                   $1,000 (for example, an $8,600 account value
                                   divided by $1,000 = 8.6), then multiply the
                                   result by the number in the first section of
                                   the table under the heading entitled
                                   "Expenses Paid During the Period" to estimate
                                   the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR
   COMPARISON PURPOSES:            The second section of the table provides
                                   information about hypothetical account values
                                   and hypothetical expenses based on the fund's
                                   actual expense ratio and an assumed rate of
                                   return at 5% per year before expenses. This
                                   return is not the fund's actual return. The
                                   hypothetical account values and expenses may
                                   not be used to estimate the actual ending
                                   account balance or expenses you paid for the
                                   period. You may use this information to
                                   compare the ongoing costs of investing in
                                   this fund versus other funds. To do so,
                                   compare the expenses shown in this 5%
                                   hypothetical example with the 5% hypothetical
                                   examples that appear in the shareholder
                                   reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FASCIANO PORTFOLIO

          BEGINNING      ENDING      EXPENSES
            ACCOUNT     ACCOUNT   PAID DURING
ACTUAL        VALUE       VALUE    THE PERIOD*
---------------------------------------------
Class S     $1,000    $1,029.00      $7.05

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------
Class S     $1,000    $1,017.84      $7.01

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS FASCIANO PORTFOLIO

NUMBER OF SHARES                                                  MARKET VALUE +
COMMON STOCKS (89.0%)
BANKING (0.5%)
    5,100 Texas Capital Bancshares                                   $ 118,830*

BANKING & FINANCIAL (4.1%)
    6,770 Boston Private Financial  Holdings                           188,883
   12,000 Wilshire Bancorp                                             216,240
   10,020 Wintrust Financial                                           509,517
                                                                     ---------
                                                                       914,640
BASIC MATERIALS (0.8%)
    6,520 AMCOL International                                          171,802

BIOTECHNOLOGY (0.9%)
    3,760 Techne Corp.                                                 191,459*

BUILDING, CONSTRUCTION & FURNISHING (1.0%)
    9,700 Interline Brands                                             226,786*

BUSINESS SERVICES (8.0%)
    9,810 G & K Services                                               336,483
   12,400 Korn/Ferry International                                     242,916*
   14,200 Navigant Consulting                                          321,630*
    5,530 Ritchie Bros. Auctioneers                                    294,085
   18,965 Rollins, Inc.                                                372,473
    6,560 Watson Wyatt Worldwide Class A                               230,518
                                                                     ---------
                                                                     1,798,105

CHEMICALS (1.2%)
   11,700 Rockwood Holdings                                            269,217*

CONSUMER CYCLICAL-LEISURE & CONSUMER SERVICE (0.5%)
    3,700 Winnebago Industries                                         114,848

CONSUMER DISCRETIONARY (0.8%)
    4,500 RC2 Corp.                                                    173,970*

CONSUMER PRODUCTS & SERVICES (2.0%)
    6,600 Central Garden & Pet                                         284,130*
    5,708 Tootsie Roll Industries                                      166,274
                                                                     ---------
                                                                       450,404

COSMETICS (0.7%)
    8,500 Elizabeth Arden                                              151,980*

DEFENSE (1.3%)
   11,200 ARGON ST                                                     298,256*

DISTRIBUTOR (3.2%)
    6,200 Houston Wire & Cable                                         106,640*
    5,960 MSC Industrial Direct                                        283,517
   11,500 ScanSource, Inc.                                             337,180*
                                                                     ---------
                                                                       727,337

EDUCATION (0.6%)
    6,600 Universal Technical Institute                                145,332*

ELECTRICAL & ELECTRONICS (0.8%)
    9,280 LoJack Corp.                                                 175,021*

ENERGY (0.0%)
      100 Aventine Renewable  Energy Holdings                        $   3,890*

ENTERTAINMENT (1.3%)
    6,140 International Speedway                                       284,712

FILTERS (1.3%)
    9,900 CLARCOR Inc.                                                 294,921

FINANCIAL SERVICES (3.1%)
    2,780 FactSet Research Systems                                     131,494
    9,680 Financial Federal                                            269,201
    2,590 ITLA Capital                                                 136,182
   10,740 W.P. Stewart & Co.                                           163,463
                                                                     ---------
                                                                       700,340

HEALTH PRODUCTS & SERVICES (8.9%)
    7,300 Apria Healthcare Group                                       137,970*
    5,900 Computer Programs  and Systems                               235,764
    6,300 Healthspring, Inc.                                           118,125*
    3,780 ICU Medical                                                  159,667*
   16,140 K-V Pharmaceutical                                           301,172*
    4,000 LCA-Vision                                                   211,640
    4,300 MWI Veterinary Supply                                        156,649*
   12,110 STERIS Corp.                                                 276,835
   11,190 Young Innovations                                            394,224
                                                                     ---------
                                                                     1,992,046

INDUSTRIAL & COMMERCIAL PRODUCTS (4.5%)
    6,400 Actuant Corp.                                                319,680
    4,400 Griffon Corp.                                                114,840*
    4,000 Middleby Corp.                                               346,240*
    9,650 Modine Manufacturing                                         225,424
                                                                     ---------
                                                                     1,006,184

INSURANCE (2.0%)
   10,300 American Equity Investment  Life Holding                     109,798
   11,100 Amerisafe Inc.                                               138,084*
    5,490 Hilb, Rogal and Hamilton                                     204,612
                                                                     ---------
                                                                       452,494

INTERNET (2.2%)
   15,800 j2 Global Communications                                     493,276*

MACHINERY & EQUIPMENT (6.3%)
    9,900 Bucyrus International                                        499,950
    5,000 H&E Equipment Services                                       147,250*
    9,910 IDEX Corp.                                                   467,752
    6,920 Regal-Beloit                                                 305,518
                                                                     ---------
                                                                     1,420,470

MANUFACTURING (0.9%)
    6,200 Drew Industries                                              200,880*

MATERIALS (1.0%)
    9,850 Spartech Corp.                                               222,610

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS FASCIANO PORTFOLIO CONT'D

NUMBER OF SHARES                                                   MARKET VALUE+
METALS (0.6%)
       6,400 RBC Bearings                                          $   145,280*
OFFICE (1.0%)
       9,800 Acco Brands                                               214,620*
OIL & GAS (1.5%)
       9,800 Berry Petroleum Class A                                   324,870
OIL SERVICES (6.4%)
       7,030 Bristow Group                                             253,080*
       5,922 CARBO Ceramics                                            290,948
       3,100 Hydril                                                    243,412*
      21,200 TETRA Technologies                                        642,148*
                                                                   -----------
                                                                     1,429,588
PUBLISHING & BROADCASTING (5.3%)
       6,550 Courier Corp.                                             262,131
      13,260 Emmis Communications                                      207,386*
      16,940 Journal Communications                                    190,406
      18,010 Journal Register                                          161,370
       7,400 Meredith Corp.                                            366,596
                                                                   -----------
                                                                     1,187,889
RESTAURANTS (2.3%)
       9,700 Ruby Tuesday                                              236,777
      18,350 Steak n Shake                                             277,819*
                                                                   -----------
                                                                       514,596
RETAIL (0.1%)
         400 J Crew Group                                               10,980*
SEMICONDUCTORS (1.1%)
       8,010 Cabot Microelectronics                                    242,783*
SPECIALTY RETAIL (0.6%)
       3,200 Guitar Center                                             142,304*
TECHNOLOGY (3.9%)
       8,200 Kanbay International                                      119,228*
       5,800 Landauer, Inc.                                            277,820
      11,680 Methode Electronics                                       122,757
       8,000 Online Resources & Communications                          82,720*
      11,720 Plantronics, Inc.                                         260,301
                                                                   -----------
                                                                       862,826
TRANSPORTATION (6.6%)
       8,350 Forward Air                                               340,095
      20,073 Heartland Express                                         359,106
      12,200 Hub Group Class A                                         299,266*
      10,220 Landstar System                                           482,691
                                                                   -----------
                                                                     1,481,158
WASTE MANAGEMENT (1.7%)
       2,410 Stericycle, Inc.                                          156,891*
       6,365 Waste Connections                                         231,686*
                                                                   -----------
                                                                       388,577
TOTAL COMMON STOCKS
(COST $17,948,186)                                                  19,945,281
                                                                   -----------
SHORT-TERM INVESTMENTS (10.8%)
   2,405,263 Neuberger Berman Prime Money Fund Trust Class
(COST $2,405,263)                                                  $ 2,405,263#@
TOTAL INVESTMENTS (99.8%)
(COST $20,353,449)                                                  22,350,544##
Cash, receivables and other assets, less liabilities (0.2%)             55,678
                                                                   -----------
TOTAL NET ASSETS (100.0%)                                          $22,406,222
                                                                   -----------

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS FASCIANO PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Fasciano Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $20,368,880. Gross unrealized appreciation of investments was $3,128,829 and gross unrealized depreciation of investments was $1,147,165, resulting in net unrealized appreciation of $1,981,664 based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

                                                                        FASCIANO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                             PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*
      (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                             $19,945,281
   Affiliated issuers                                                 2,405,263
-------------------------------------------------------------------------------
                                                                     22,350,544
   Dividends and interest receivable                                     16,376
   Receivable for Fund shares sold                                       95,970
   Receivable from administrator--net (Note B)                              519
   Prepaid expenses and other assets                                        446
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         22,463,855
-------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                      12,300
   Payable for Fund shares redeemed                                       3,067
   Payable to investment manager--net (Notes A & B)                      14,912
   Accrued expenses and other payables                                   27,354
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        57,633
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                 $22,406,222
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                  $19,261,725
   Undistributed net investment income (loss)                           (34,746)
   Accumulated net realized gains (losses) on investments             1,182,148
   Net unrealized appreciation (depreciation) in
   value of investments                                               1,997,095
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                 $22,406,222
-------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)     1,538,224
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $     14.57
-------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                             $17,948,186
   Affiliated issuers                                                 2,405,263
-------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                           $20,353,449
-------------------------------------------------------------------------------

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2006 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                       FASCIANO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                  $ 59,495
Income from investments in affiliated issuers (Note F)                   53,636
Foreign taxes withheld                                                     (319)
-------------------------------------------------------------------------------
Total income                                                            112,812
-------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                  89,463
Administration fee (Note B)                                              31,575
Distribution fees (Note B)                                               26,313
Audit fees                                                               18,836
Custodian fees (Note B)                                                  22,837
Insurance expense                                                           377
Legal fees                                                                1,618
Shareholder reports                                                       6,250
Trustees' fees and expenses                                              13,708
Miscellaneous                                                               614
-------------------------------------------------------------------------------
Total expenses                                                          211,591
Expenses reimbursed by administrator (Note B)                           (61,502)
Investment management fee waived (Note A)                                  (938)
Expenses reduced by custodian fee expense offset and
   commission recapture arrangements (Note B)                            (1,593)
-------------------------------------------------------------------------------
Total net expenses                                                      147,558
-------------------------------------------------------------------------------
Net investment income (loss)                                            (34,746)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers               603,703
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                   (54,806)
-------------------------------------------------------------------------------
Net gain (loss) on investments                                          548,897
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $514,151
-------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                         FASCIANO PORTFOLIO
                                                      --------------------------
                                                       SIX MONTHS          YEAR
                                                            ENDED         ENDED
                                                          JUNE 30,  DECEMBER 31,
                                                             2006          2005
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                          $   (34,746)  $   (56,796)
Net realized gain (loss) on investments                   603,703       621,792
Change in net unrealized appreciation
   (depreciation) of investments                          (54,806)        5,347
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                              514,151       570,343
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net realized gain on investments                               --       (84,705)
-------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                               4,784,113    11,413,506
Proceeds from reinvestment of dividends
   and distributions                                           --        84,705
Payments for shares redeemed                           (1,813,253)   (8,993,419)
-------------------------------------------------------------------------------
Net increase (decrease) from
   Fund share transactions                              2,970,860     2,504,792
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   3,485,011     2,990,430
NET ASSETS:
Beginning of period                                    18,921,211    15,930,781
-------------------------------------------------------------------------------
End of period                                         $22,406,222   $18,921,211
-------------------------------------------------------------------------------
Undistributed net investment income (loss)
   at end of period                                   $   (34,746)  $        --
-------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS FASCIANO PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Fasciano Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 pm, Eastern time (12:00 noon, Eastern time, prior to July 10, 2006), to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

NOTES TO FINANCIAL STATEMENTS FASCIANO PORTFOLIO CONT'D

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                        DISTRIBUTIONS PAID FROM:
     ORDINARY INCOME     LONG-TERM CAPITAL GAIN          TOTAL
       2005     2004          2005      2004         2005      2004
     $44,303   $4,205       $40,402   $31,902      $84,705   $36,107

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

     UNDISTRIBUTED  UNDISTRIBUTED        UNREALIZED             LOSS
          ORDINARY      LONG-TERM      APPRECIATION    CARRYFORWARDS
            INCOME           GAIN     (DEPRECIATION)   AND DEFERRALS      TOTAL
          $--           $598,677       $2,031,669          $--        $2,630,346

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Effective October 4, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to act as agent for the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned." At June 30, 2006, the Fund had no securities on loan.

10   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $938 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30, 2006, income earned under this Arrangement amounted to $53,636 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

NOTES TO FINANCIAL STATEMENTS FASCIANO PORTFOLIO CONT'D

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2006, such excess expenses amounted to $61,502. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     Management under this agreement. At June 30, 2006, contingent liabilities to Management under this agreement were as follows:

                                                 EXPIRING IN:
                                2006      2007       2008       2009      TOTAL
                              $92,031   $108,225   $120,637   $61,502   $382,395

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $1,582.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $11.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended June 30, 2006, there were purchase and sale transactions (excluding short-term securities) of $5,955,733 and $3,224,645, respectively.

     During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $11,730, of which Neuberger received $1,102, Lehman Brothers, Inc. received $1,577, and other brokers received $9,051.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the year ended December 31, 2005 was as follows:

                                   FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                              JUNE 30, 2006    DECEMBER 31, 2005
SHARES SOLD                                 323,448                 843,922
SHARES ISSUED ON REINVESTMENT OF
   DIVIDENDS AND DISTRIBUTIONS                   --                   6,335
SHARES REDEEMED                            (121,506)               (665,267)
                                           --------                --------
TOTAL                                       201,942                 184,990
                                           --------                --------

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency

NOTES TO FINANCIAL STATEMENTS FASCIANO PORTFOLIO CONT'D

     purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*

                                                                                         INCOME FROM
                       BALANCE OF                              BALANCE OF                INVESTMENTS
                           SHARES                       GROSS      SHARES              IN AFFILIATED
                             HELD           GROSS       SALES        HELD       VALUE        ISSUERS
                      DECEMBER 31,      PURCHASES         AND     JUNE 30,    JUNE 30,   INCLUDED IN
NAME OF ISSUER               2005   AND ADDITIONS  REDUCTIONS        2006        2006   TOTAL INCOME
Neuberger Berman
Prime Money Fund
Trust Class**           2,477,716     3,798,514     3,870,967   2,405,263  $2,405,263       $53,636

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS FASCIANO PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                     SIX MONTHS                                        PERIOD FROM
                                                          ENDED                                      JULY 12, 2002^
                                                        JUNE 30,       YEAR ENDED DECEMBER 31,      TO DECEMBER 31,
                                                      -----------   ----------------------------    ---------------
                                                          2006       2005       2004       2003           2002
                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 14.16     $13.84    $ 12.40    $  9.92        $ 10.00
                                                        -------     ------    -------    -------        -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                             (.02)      (.04)      (.08)      (.08)          (.01)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                           .43        .43       1.56       2.57           (.07)
                                                        -------     ------    -------    -------        -------
TOTAL FROM INVESTMENT OPERATIONS                            .41        .39       1.48       2.49           (.08)
                                                        -------     ------    -------    -------        -------
LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                            --       (.07)      (.04)      (.01)            --
                                                        -------     ------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD                          $ 14.57     $14.16    $ 13.84    $ 12.40        $  9.92
                                                        -------     ------    -------    -------        -------
TOTAL RETURN++                                           +2.90%**    +2.82%    +11.96%    +25.06%        -.80%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                 $  22.4     $ 18.9    $  15.9    $   6.2        $   0.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             1.42%*     1.40%      1.41%      1.42%          1.40%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS Section        1.40%*     1.40%      1.40%      1.40%          1.40%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                                      (.33%)*    (.32%)     (.60%)     (.69%)         (.31%)*
PORTFOLIO TURNOVER RATE                                      17%**      42%        10%        70%            20%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS FASCIANO PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#       The Fund is required to calculate an expense ratio  without  taking into
        consideration   any  expense   reductions   related  to  expense  offset
        arrangements.

Section After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                                     PERIOD FROM
                                                                JULY 12, 2002 TO
                                                               DECEMBER 31, 2002
                                                                      38.27%

After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                        SIX MONTHS
                                     ENDED JUNE 30,     YEAR ENDED DECEMBER 31,
                                              2006      2005   2004   2003
                                          2.00%         2.09%  2.56%  4.58%

^    The date investment operations commenced.

++ Calculated based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
JUNE 30, 2006

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

FOCUS
PORTFOLIO

D0313 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

FOCUS PORTFOLIO MANAGER'S COMMENTARY

The first half of the year presented a tale of two markets, with stocks rallying strongly through early May before selling off sharply as investors began worrying about inflation and the potential for further Federal Reserve tightening. In the end, large-cap indices posted modestly positive returns. The Neuberger Berman Advisers Management Trust (AMT) Focus Portfolio outperformed the S&P 500 Index and finished almost even with the Russell 1000 Value Index for the six months ended June 30, 2006.(1,2)

Since AMT Focus is a concentrated portfolio, its performance is determined much more by stock selection than sector allocation. Our success this quarter was largely the result of favorable stock selection in the Information Technology
(IT), Consumer Discretionary, and Health Care sectors, in which portfolio holdings outperformed corresponding benchmark sector components.

Top performers in the IT sector included International Rectifier, Amdocs, and Nokia Corp., which finished first, second and third, respectively, on our top-ten contributors list. International Rectifier is evolving from a commodity oriented semiconductor distributor to a manufacturer of specialty power regulating chips used in the computer, telecommunications, and home appliance industries. This change is translating into higher gross margins and improved profitability. Amdocs' reputation for reliability has made it the clear leader in software systems for ordering, billing and customer care systems for telecommunications and cable television companies. Demand for Amdocs' products and services has increased with the intense competition between telephone companies and cable television companies to sell customers the "trifecta" of services (high speed Internet, telephone, and entertainment programming). By focusing more on the needs of its customers, Nokia has regained a good portion of the market share in the cellular handset market that it had lost in recent years. Despite a better business plan, rising revenues, improving profit margins, and enormous free cash flow, Nokia stock still sells at a discount to its competitors and the broad market.

Led by the strong performance of mattress manufacturer and retailer Select Comfort and cable television giant Comcast, Consumer Discretionary sector investments contributed to absolute and relative returns. In our opinion, Select Comfort is a great small company that has been flying under institutional investors' radar. We believe that it has done an excellent job selling its adjustable inflatable mattresses on television and in its own network of stores. Now it is distributing its products through leading high-end mattress and furniture retailers. This should help sustain impressive earnings growth. The strong rebound in Comcast is a reflection of investor recognition that the "cable guys" have a big and perhaps insurmountable lead over the telecommunications giants in providing the full package of high-speed Internet, entertainment programming, and telephone service to their large installed customer bases. All the money spent on digitizing cable television networks, which has been a major drag on cable companies' earnings in recent years, is now starting to pay off.

Collectively, the Portfolio's Health Care holdings also outperformed. Thermo Electron, which has changed from being essentially a venture capital portfolio to a focused Health Care instruments company, was our single best performer in the sector. We believe that its recent acquisition of Fisher Scientific will be accretive to earnings sooner than expected and we like the fact that Fisher's strong position in consumable medical products will provide a recurring revenue stream for Thermo Electron.

FOCUS PORTFOLIO MANAGER'S COMMENTARY CONT'D

Although we have significantly reduced our exposure to the Financial sector, it remains heavily weighted in the Portfolio. The disappointing performance of insurer American International Group and leading credit card purveyor Capital One Financial -- still one of our largest positions -- restrained absolute and relative returns. Currently, Financial stocks are seductively cheap and we believe their intermediate term prospects look reasonably good. Longer-term, however, we have some concern that deteriorating credit quality will negatively affect the earnings of both the banks and credit card companies. Consequently, at some point we currently expect to further reduce our exposure to the Financial sector.

Looking ahead, we fear that the economy may slow more than currently anticipated by year-end and that, in the second half of 2006, corporate earnings may disappoint. However, we think this will set the stage for a strong 2007 for stocks as interest rates start coming back down, the housing market stabilizes and, ideally, energy prices retreat.

Sincerely,


/s/ ROBERT B. CORMAN
-----------------------------------
ROBERT B. CORMAN
PORTFOLIO MANAGER

PLEASE NOTE

This will be the last semi-annual letter for the AMT Focus Portfolio, which will be liquidated on or about September 25, 2006. See Note G for more information.

SECTOR DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Consumer Goods & Services              3.0%
Energy                                 4.2
Financial Services                    29.9
Healthcare                             6.3
Machinery & Equipment                  3.0
Media & Entertainment                  3.2
Retail                                10.8%
Technology                            34.7
Short-Term Investments                 6.5
Liabilities, less cash, receivables
   and other assets                   (1.6)

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

(1.) 5.96% was the cumulative total return for the 6-month period. 6.38% and 24.57% were the average annual total returns for the 1-year and since inception (08/08/02) periods ended June 30, 2006. This performance was attained at a time that the asset size of the Portfolio was small. The Portfolio's total net asset value as of June 30, 2006 was $1,095,016. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of those indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND
PERFORMANCE:                     The first section of the table provides
                                 information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES:             The second section of the table provides
                                 information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOCUS PORTFOLIO

                           BEGINNING       ENDING      EXPENSES
                             ACCOUNT      ACCOUNT   PAID DURING
ACTUAL                         VALUE        VALUE    THE PERIOD*
----------------------------------------------------------------
Class S                       $1,000    $1,059.60         $6.93

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
----------------------------------------------------------------
Class S                       $1,000    $1,018.06         $6.79

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS FOCUS PORTFOLIO

NUMBER OF SHARES                                                   MARKET VALUE+
COMMON STOCKS (95.1%)
CONSUMER GOODS & SERVICES (3.0%)
     800   Sprint Nextel                                            $   15,992
     400   Vertrue Inc.                                                 17,212*
                                                                    ----------
                                                                        33,204
ENERGY (4.2%)
     600   Canadian Natural Resources                                   33,228
     200   ConocoPhillips                                               13,106
                                                                    ----------
                                                                        46,334
FINANCIAL SERVICES (29.9%)
     400   American International Group                                 23,620
   1,732   Bank of America                                              83,309
     900   Capital One Financial                                        76,905
   1,250   Citigroup Inc.                                               60,300
     650   J.P. Morgan Chase                                            27,300
     800   Merrill Lynch                                                55,648
                                                                    ----------
                                                                       327,082
HEALTH CARE (6.3%)
     600   Novartis AG ADR                                              32,352
   1,000   Thermo Electron                                              36,240*
                                                                    ----------
                                                                        68,592
MACHINERY & EQUIPMENT (3.0%)
     500   American Standard                                            21,635
     400   Tyco International                                           11,000
                                                                    ----------
                                                                        32,635
MEDIA & ENTERTAINMENT (3.2%)
   700     Comcast Corp. Class A Special                                22,946*
   350     Viacom Inc. Class B                                          12,544*
                                                                    ----------
                                                                        35,490
RETAIL (10.8%)
     900   Home Depot                                                   32,211
   1,800   Select Comfort                                               41,346*
     900   TJX Cos.                                                     20,574
     500   Wal-Mart Stores                                              24,085
                                                                    ----------
                                                                       118,216
TECHNOLOGY (34.7%)
     900   Advanced Micro Devices                                       21,978*
   1,700   Amdocs Ltd.                                                  62,220*
   1,000   Cisco Systems                                                19,530*
   3,000   International Rectifier                                     117,240*
   1,200   Jabil Circuit                                                30,720
   1,400   Microsoft Corp.                                              32,620
   3,900   Nokia Corp. ADR                                              79,014
     700   VeriSign, Inc.                                               16,219*
                                                                    ----------
                                                                       379,541
                                                                    ----------
TOTAL COMMON STOCKS
  (COST $759,388)                                                    1,041,094
                                                                    ----------

PRINCIPAL AMOUNT                                                   MARKET VALUE+

U.S. GOVERNMENT AGENCY SECURITIES (4.6%)
   $50,000   Fannie Mae Discount Notes, 5.11%, due 7/5/06
                (COST $49,972)                                      $   49,972#
                                                                    ----------
NUMBER OF SHARES

SHORT-TERM INVESTMENTS (1.9%)
   21,398    Neuberger Berman Prime Money Fund Trust Class
                (COST $21,398)                                          21,398#@
                                                                    ----------
TOTAL INVESTMENTS (101.6%)
(COST $830,758)                                                      1,112,464##
Liabilities, less cash, receivables and other assets [(1.6%)]          (17,448)
                                                                    ----------
TOTAL NET ASSETS (100.0%)                                           $1,095,016
                                                                    ----------

See Notes to Financial Statements

NOTES TO SCHEDULE OF INVESTMENTS FOCUS PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Focus Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $830,900. Gross unrealized appreciation of investments was $286,021 and gross unrealized depreciation of investments was $4,457, resulting in net unrealized appreciation of $281,564, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                           FOCUS
                                                                                 PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & F)--SEE SCHEDULE OF
      INVESTMENTS:
   Unaffiliated issuers                                                         $1,091,066
   Affiliated issuers                                                               21,398
------------------------------------------------------------------------------------------
                                                                                 1,112,464
   Cash                                                                                  1
   Dividends and interest receivable                                                   283
   Receivable for securities sold                                                    1,896
   Prepaid expenses and other assets                                                     1
------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     1,114,645
------------------------------------------------------------------------------------------
LIABILITIES
   Payable for Fund shares redeemed                                                     46
   Payable to investment manager--net (Notes A & B)                                    491
   Payable to administrator--net (Note B)                                            5,662
   Accrued expenses and other payables                                              13,430
------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                   19,629
------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                             $1,095,016
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $  784,291
   Undistributed net investment income (loss)                                          395
   Accumulated net realized gains (losses) on investments                           28,624
   Net unrealized appreciation (depreciation) in value of investments              281,706
------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                             $1,095,016
------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                   58,785
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                        $    18.63
------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                         $  809,360
   Affiliated issuers                                                               21,398
TOTAL COST OF INVESTMENTS                                                       $  830,758
------------------------------------------------------------------------------------------

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)


STATEMENT OF OPERATIONS

                                                                          FOCUS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                  $  7,613
Interest income--unaffiliated issuers                                        21
Income from investments in affiliated issuers (Note F)                      644
Foreign taxes withheld                                                     (335)
-------------------------------------------------------------------------------
Total income                                                              7,943
-------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                   3,055
Administration fee (Note B)                                               1,667
Distribution fees (Note B)                                                1,389
Audit fees                                                                6,800
Custodian fees (Note B)                                                   5,352
Insurance expense                                                            46
Legal fees                                                                  178
Shareholder reports                                                       5,658
Trustees' fees and expenses                                              13,770
Miscellaneous                                                               588
-------------------------------------------------------------------------------
Total expenses                                                           38,503
Expenses reimbursed by administrator (Note B)                           (30,940)
Investment management fee waived (Note A)                                   (11)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                           (7)
-------------------------------------------------------------------------------
Total net expenses                                                        7,545
-------------------------------------------------------------------------------
Net investment income (loss)                                                398
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                28,771
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                    32,670
   ----------------------------------------------------------------------------
Net gain (loss) on investments                                           61,441
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $ 61,839
-------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOCUS PORTFOLIO
                                                              --------------------------
                                                               SIX MONTHS
                                                                    ENDED          YEAR
                                                                  JUNE 30,        ENDED
                                                                     2006   DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                     (UNAUDITED)         2005

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                   $      398    $    1,870
Net realized gain (loss) on investments                            28,771        98,033
Change in net unrealized appreciation (depreciation) of
   investments                                                     32,670      (102,127)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      61,839        (2,224)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                              (1,873)           --
---------------------------------------------------------------------------------------
Net realized gain on investments                                  (98,036)      (19,813)
---------------------------------------------------------------------------------------
Total distributions to shareholders                               (99,909)      (19,813)
---------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                          89,965        45,124
Proceeds from reinvestment of dividends and distributions          99,909        19,813
Payments for shares redeemed                                      (95,030)     (190,399)
---------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions               94,844      (125,462)
---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                              56,774      (147,499)
NET ASSETS:
Beginning of period                                             1,038,242     1,185,741
---------------------------------------------------------------------------------------
End of period                                                  $1,095,016    $1,038,242
---------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period    $      395    $    1,870
---------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS FOCUS PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Focus Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except the Fund) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                  DISTRIBUTIONS PAID FROM:
ORDINARY INCOME    LONG-TERM CAPITAL GAIN           TOTAL
2005     2004          2005      2004          2005      2004
$--    $113,929       $19,813   $6,620       $19,813   $120,549

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:


                                      UNREALIZED             LOSS
  UNDISTRIBUTED    UNDISTRIBUTED    APPRECIATION    CARRYFORWARDS
ORDINARY INCOME   LONG-TERM GAIN   (DEPRECIATION)   AND DEFERRALS     TOTAL
    $18,107           $81,794         $248,894           $--        $348,795

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. During the six months ended June 30, 2006 and in anticipation of the Fund's pending liquidation (see Note G) the Fund has declared an ordinary and long-term distribution with an ex, record and payable date of April 27, 2006.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Effective October 4, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to act as agent for the Fund.

NOTES TO FINANCIAL STATEMENTS FOCUS PORTFOLIO CONT'D

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned." For the six months ended June 30, 2006, the fund had no securities on loan.

10   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $11 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30, 2006, income earned under this Arrangement amounted to $644 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.25% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2006, such excess expenses amounted to $30,940. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to Management under this agreement. At June 30, 2006, contingent liabilities to Management under this agreement were as follows:

EXPIRING IN:
   2006         2007       2008      2009      TOTAL

  $77,957      $80,604   $89,000   $30,940   $278,501

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

NOTES TO FINANCIAL STATEMENTS FOCUS PORTFOLIO CONT'D

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $7.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the Fund did not report any custody credit offsets.

NOTE C--SECURITIES TRANSACTIONS:

During the six months ended June 30, 2006, there were purchase and sale transactions (excluding short-term securities) of $112,967 and $212,848, respectively.

During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $450, of which Neuberger received $0, Lehman Brothers Inc. received $89, and other brokers received $361.

NOTE D--FUND SHARE TRANSACTIONS:

Share activity for the six months ended June 30, 2006 and the year ended December 31, 2005 was as follows:

                                   FOR THE SIX MONTHS ENDED JUNE 30,   FOR THE YEAR ENDED DECEMBER 31,
                                                  2006                              2005

SHARES SOLD                                      4,397                              2,441
SHARES ISSUED ON REINVESTMENT OF
   DIVIDENDS AND DISTRIBUTIONS                   5,003                              1,131
SHARES REDEEMED                                 (4,779)                            (9,959)
                                                ------                             ------
TOTAL                                            4,621                             (6,387)
                                                ------                             ------

NOTE E--LINE OF CREDIT:

At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                      INCOME FROM
                                                                                      INVESTMENTS
                                                                                               IN
                    BALANCE OF       GROSS                   BALANCE OF                AFFILIATED
                   SHARES HELD   PURCHASES        GROSS     SHARES HELD     VALUE         ISSUERS
                   DECEMBER 31,        AND    SALES AND         JUNE 30,  JUNE 30,    INCLUDED IN
NAME OF ISSUER            2005   ADDITIONS   REDUCTIONS            2006      2006    TOTAL INCOME

Neuberger Berman
Prime Money Fund
Trust Class**          5,363       208,128      192,093       21,398      $21,398       $644

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

NOTE G--LIQUIDATION:

On March 15, 2006, the Board of Trustees of the Neuberger Berman Advisers Management Trust approved a Plan of Liquidation to liquidate and dissolve the Focus Portfolio. The liquidation, which does not require shareholder approval, will occur on or about the close of business on September 25, 2006.

NOTE H--UNAUDITED FINANCIAL INFORMATION:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS FOCUS PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                        PERIOD FROM
                                                      SIX MONTHS ENDED                               AUGUST 8, 2002^
                                                               JUNE 30,   YEAR ENDED DECEMBER 31,    TO DECEMBER 31,
                                                      ----------------   -------------------------   ---------------
                                                            2006          2005     2004      2003          2002
                                                         (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                      $19.17         $19.58   $20.81   $ 11.00      $ 10.00
                                                          ------         ------   ------   -------      -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                               .01            .03     (.02)     (.09)        (.03)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                           1.25          (0.08)    0.93     10.03         1.03
                                                          ------         ------   ------   -------      -------
TOTAL FROM INVESTMENT OPERATIONS                            1.26          (0.05)     .91      9.94         1.00
                                                          ------         ------   ------   -------      -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                       (.03)            --       --        --           --
NET CAPITAL GAINS                                          (1.77)          (.36)   (2.14)     (.13)          --
                                                          ------         ------   ------   -------      -------
TOTAL DISTRIBUTIONS                                        (1.80)          (.36)   (2.14)     (.13)          --
                                                          ------         ------   ------   -------      -------
NET ASSET VALUE, END OF PERIOD                            $18.63         $19.17   $19.58   $ 20.81      $ 11.00
                                                          ------         ------   ------   -------      -------
TOTAL RETURN++                                             +5.96%**       -0.11%   +6.21%   +90.42%      +10.00%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                   $  1.1         $  1.0   $  1.2   $   1.2      $   0.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#              1.36%*         1.30%    1.30%     1.32%        1.25%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS Section         1.36%*         1.30%    1.29%     1.29%        1.25%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                .07%*          .17%    (.12%)    (.51%)       (.69%)*
PORTFOLIO TURNOVER RATE                                       10%**          45%      33%      101%          63%**

See Notes to Financial Highlights

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS FOCUS PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

Section After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

    PERIOD FROM
 AUGUST 8, 2002
 TO DECEMBER 31,
           2002

     63.28%

After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

SIX MONTHS ENDED
         JUNE 30,    YEAR ENDED DECEMBER 31,
            2006      2005   2004    2003

      6.93%          9.44%  8.20%  12.48%

^    The date investment operations commenced.

++ Calculated based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not Annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
JUNE 30, 2006

NEUBERGER BERMAN

ADVISERS
MANAGEMENT
TRUST

GROWTH
PORTFOLIO(R)

B0732 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

GROWTH PORTFOLIO MANAGERS' COMMENTARY

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio provided a positive return for the six months ended June 30, 2006, outperforming its benchmark, the Russell Midcap Growth Index. Both sector and stock selection were beneficial to returns in a market environment that rewarded stocks based on fundamentals.(1,2)

Security selection was broadly additive versus the benchmark, with large contributions coming from Energy and Health Care shares. Names that did well in Energy included companies specializing in exploration, development, equipment and servicing related to oil and gas, such as Denbury Resources and Maverick Tube. Within Health Care, biotechnology firms such as Gilead Sciences and Celgene were strong performers. Security selection within Information Technology also contributed to relative performance, with Alliance Data Systems and Cognizant Technology showing particularly strong results. Also beneficial were holdings in Industrials, Consumer Discretionary and Financials. Lastly, within the Telecom sector, our emphasis on wireless companies was additive to performance, due to NII Holdings.

In aggregate, our sector allocation helped relative performance during the reporting period, with our overweight in Telecom and underweight in Consumer Discretionary -- among the market's best and worst performing sectors, respectively -- accounting for much of our outperformance.

In contrast, the largest negative for Portfolio returns during the first half of 2006 was security selection within the Consumer Staples sector, primarily due to weakness in stocks such as Whole Foods, which was a top performer last year.

In general, the first half of 2006 proved frustrating for many equity investors as gains were held in check. First and foremost, the relentless increase of short-term interest rates by the Federal Reserve inhibited stock returns. At each of its meetings, the central bank raised the Fed Funds rate by 25 basis points in order to slow the economy and stop inflation from moving higher. In addition, new Fed Chairman Ben Bernanke has been learning how to lead and communicate with the financial markets.

Matching the rise in interest rates was an upward move in the price of crude oil. Economic growth has increased demand for all commodities, while the price of oil has also responded to growing tensions in the Middle East. Similar to last year, the Energy sector posted one of the highest returns in the equity market during the first half of 2006. Higher commodity prices have been pushing inflation higher (along with interest rates), squeezing consumer disposable income. Since consumer demand is such an important factor in the economy, any slowdown in spending will negatively affect overall economic activity and corporate profitability.

The strong showing by corporations in holding costs in check has contributed to earnings growth at double-digit rates over the past 16 quarters -- the longest streak on record. Since the recession lows in 2001, earnings for the S&P 500 Index have more than doubled, while the index has advanced slightly less than 50%. As stock prices have lagged earnings gains, the P/E multiple for the S&P 500 has declined to under 15 times forward estimates. Better stock valuation has kept the market from experiencing greater declines.

We currently believe that economic growth will slow, but that a recession can be avoided. We believe the inverted yield curve and corporate spreads are not at levels that indicate that the economy will experience negative growth. The corporate sector is financially strong and profit margins are at historically high levels. Foreign economies are still on a growth path. Our "no recession" premise also rests on our belief that the Federal Reserve will pause in raising rates before tight credit materially harms the economy.

We expect the stock market to languish this summer as concerns over the economy increase and uncertainty about Federal Reserve policies remains. However, decent valuations should continue to support stock prices. We believe that an opportunity for more substantial gains will occur in the fourth quarter, when there should be more clarity about the economy, Federal Reserve interest rate policies and the mid-term Congressional election. For now, stock market frustration may stay with us longer.

In terms of sector allocation, Energy is currently an overweight position due to short-term geopolitical risks and global growth. We continue to find good growth potential in the Telecom sector, which remains an overweight as well. Health Care, because of its defensive and high quality characteristics, is also favored. We are market weighted in the Financial, Industrial, Information Technology and Materials sectors. Consumer Discretionary and Staples sectors remain underweights, given our concerns regarding the financial health of the American consumer.

Sincerely,


/s/ Jon D. Brorson
-------------------------------------
JON D. BRORSON
PORTFOLIO MANAGER AND
GROWTH EQUITY GROUP
TEAM LEADER


/s/ Kenneth J. Turek
-------------------------------------
KENNETH J. TUREK
PORTFOLIO MANAGER

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace                                                                   2.8%
Basic Materials                                                             1.4
Biotechnology                                                               4.9
Building, Construction & Furnishing                                         0.3
Business Services                                                          11.7
Cable Systems                                                               0.4
Communications Equipment                                                    1.0
Consumer Discretionary                                                      2.1
Consumer Staples                                                            1.8
Diagnostic Equipment                                                        1.4
Electrical & Electronics                                                    0.5
Energy                                                                      9.3
Financial Services                                                          6.2
Food & Beverage                                                             0.9
Hardware                                                                    0.4
Health Care                                                                 6.3
Industrial                                                                  7.8%
Leisure                                                                     6.0
Media                                                                       1.0
Medical Equipment                                                           6.0
Metals                                                                      0.4
Oil & Gas                                                                   1.3
Retail                                                                      5.8
Semiconductors                                                              5.2
Software                                                                    1.7
Technology                                                                  5.5
Telecommunications                                                          6.3
Transportation                                                              2.0
Utilities                                                                   0.3
Short-Term Investments                                                      7.8
Liabilities, less cash, receivables and  other assets                      (8.5)

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

(1.) 6.60% was the cumulative total return for the 6-month period. 18.84%, 1.81% and 6.15% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Russell Midcap(R) Growth Index measures the performance of those
     Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND
PERFORMANCE:                     The first section of the table provides
                                 information about actual account values and
                                 actual expenses in dollars, based on the fund's
                                 actual performance during the period. You may
                                 use the information in this line, together with
                                 the amount you invested, to estimate the
                                 expenses you paid over the period. Simply
                                 divide your account value by $1,000 (for
                                 example, an $8,600 account value divided by
                                 $1,000 = 8.6), then multiply the result by the
                                 number in the first section of the table under
                                 the heading entitled "Expenses Paid During the
                                 Period" to estimate the expenses you paid over
                                 the period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES:             The second section of the table provides
                                 information about hypothetical account values
                                 and hypothetical expenses based on the fund's
                                 actual expense ratio and an assumed rate of
                                 return at 5% per year before expenses. This
                                 return is not the fund's actual return. The
                                 hypothetical account values and expenses may
                                 not be used to estimate the actual ending
                                 account balance or expenses you paid for the
                                 period. You may use this information to compare
                                 the ongoing costs of investing in this fund
                                 versus other funds. To do so, compare the
                                 expenses shown in this 5% hypothetical example
                                 with the 5% hypothetical examples that appear
                                 in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

                           BEGINNING       ENDING     EXPENSES
                             ACCOUNT      ACCOUNT  PAID DURING
ACTUAL                         VALUE        VALUE   THE PERIOD*
---------------------------------------------------------------
Class I                       $1,000    $1,066.00        $5.04

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Class I                       $1,000    $1,019.91        $4.93

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS GROWTH PORTFOLIO

NUMBER OF SHARES                                                  MARKET VALUE +
COMMON STOCKS (100.7%)

AEROSPACE (2.8%)
    37,500   Precision Castparts                                  $  2,241,000
    47,000   Rockwell Collins                                        2,625,890E
                                                                  ------------
                                                                     4,866,890

BASIC MATERIALS (1.4%)
    64,000   Airgas Inc.                                             2,384,000

BIOTECHNOLOGY (4.9%)
    90,000   Celgene Corp.                                           4,268,700*
    35,000   Gilead Sciences                                         2,070,600*
    18,300   Myogen, Inc.                                              530,700*
    25,200   Pharmaceutical Product Development                        885,024
    22,500   Vertex Pharmaceuticals                                    825,975*
                                                                  ------------
                                                                     8,580,999

BUILDING, CONSTRUCTION & FURNISHING (0.3%)
    12,500   Eagle Materials                                           593,750

BUSINESS SERVICES (11.7%)
    70,000   Alliance Data Systems                                   4,117,400*
   135,000   CB Richard Ellis Group                                  3,361,500*
    35,000   Corporate Executive Board                               3,507,000
    22,000   Getty Images                                            1,397,220*
    22,000   Iron Mountain                                             822,360*E
    31,500   Laureate Education                                      1,342,845*
    41,900   MasterCard, Inc. Class A                                2,011,200*E
    45,500   Monster Worldwide                                       1,941,030*
    20,000   Trimble Navigation                                        892,800*E
    30,000   VeriFone Holdings                                         914,400*E
                                                                  ------------
                                                                    20,307,755

CABLE SYSTEMS (0.4%)
    32,500   Liberty Global Class A                                    698,750*

COMMUNICATIONS EQUIPMENT (1.0%)
    21,000   Harris Corp.                                              871,710
    60,000   Tellabs, Inc.                                             798,600*
                                                                  ------------
                                                                     1,670,310

CONSUMER DISCRETIONARY (2.1%)
    24,500   Fortune Brands                                          1,739,745
    23,000   Harman International Industries                         1,963,510
                                                                  ------------
                                                                     3,703,255

CONSUMER STAPLES (1.8%)
    46,000   Shoppers Drug Mart                                      1,670,852
    22,500   Whole Foods Market                                      1,454,400
                                                                  ------------
                                                                     3,125,252

DIAGNOSTIC EQUIPMENT (1.4%)
    97,000   Cytyc Corp.                                             2,459,920*E

ELECTRICAL & ELECTRONICS (0.5%)
    35,700   Jabil Circuit                                             913,920

ENERGY (9.3%)
    25,000   Canadian Natural Resources                              1,384,500
    97,500   Denbury Resources                                       3,087,825*E
    32,000   GlobalSantaFe Corp.                                     1,848,000
    30,000   National-Oilwell Varco                                  1,899,600*
    30,000   Peabody Energy                                          1,672,500
    73,750   Range Resources                                         2,005,262
    50,500   Smith International                                     2,245,735E
    45,000   XTO Energy                                              1,992,150
                                                                  ------------
                                                                    16,135,572

FINANCIAL SERVICES (6.2%)
    30,000   AmeriCredit Corp.                                         837,600*
     8,000   Chicago Mercantile Exchange                             3,929,200
    10,000   GFI Group                                                 539,500*
    18,000   Legg Mason                                              1,791,360
    36,000   Moody's Corp.                                           1,960,560
    41,500   Nuveen Investments                                      1,786,575
                                                                  ------------
                                                                    10,844,795

FOOD & BEVERAGE (0.9%)
    17,500   Dean Foods                                                650,825*
    15,500   Hershey Co.                                               853,585
                                                                  ------------
                                                                     1,504,410

HARDWARE (0.4%)
    18,300   Network Appliance                                         645,990*E

HEALTH CARE (6.3%)
    42,000   Allscripts Healthcare Solutions                           737,100*E
    55,000   Cerner Corp.                                            2,041,050*E
    20,500   Gen-Probe                                               1,106,590*
    18,500   Healthways, Inc.                                          973,840*E
    18,000   IMS Health                                                483,300
    60,000   Psychiatric Solutions                                   1,719,600*E
    22,900   United Surgical Partners International                    688,603*E
    68,000   VCA Antech                                              2,171,240*E
    22,500   WellCare Health Plans                                   1,103,625*E
                                                                  ------------
                                                                    11,024,948

INDUSTRIAL (7.8%)
    34,000   Danaher Corp.                                           2,186,880
    38,000   Dover Corp.                                             1,878,340E
    82,500   Fastenal Co.                                            3,323,925
    15,000   Fluor Corp.                                             1,393,950E
    40,000   Rockwell International                                  2,880,400
    26,000   W.W. Grainger                                           1,955,980
                                                                  ------------
                                                                    13,619,475

LEISURE (6.0%)
    41,500   Gaylord Entertainment                                   1,811,060*E
    27,500   Hilton Hotels                                             777,700
    72,000   Marriott International                                  2,744,640E
    41,500   Scientific Games Class A                                1,478,230*
    53,000   Station Casinos                                         3,608,240
                                                                  ------------
                                                                    10,419,870

MEDIA (1.0%)
    18,500   E.W. Scripps                                              798,090
     5,000   Focus Media Holding ADR                                   325,800*
    10,500   Lamar Advertising                                         565,530*
                                                                  ------------
                                                                     1,689,420

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS GROWTH PORTFOLIO CONT'D

NUMBER OF SHARES                                                  MARKET VALUE +
MEDICAL EQUIPMENT (6.0%)
    20,000   C.R. Bard                                            $  1,465,200
    15,000   Conor Medsystems                                          413,850*E
    31,500   Hologic, Inc.                                           1,554,840*
    58,000   Kyphon Inc.                                             2,224,880*E
    56,700   ResMed Inc.                                             2,662,065*
    45,500   Varian Medical Systems                                  2,154,425*
                                                                  ------------
                                                                    10,475,260

METALS (0.4%)
        8,000   Phelps Dodge                                           657,280

OIL & GAS (1.3%)
    40,000   Dresser-Rand Group                                       939,200*E
    50,000   Western Oil Sands Class A                               1,387,444*
                                                                  ------------
                                                                     2,326,644

RETAIL (5.8%)
    19,500   Abercrombie & Fitch                                     1,080,885
    54,500   AnnTaylor Stores                                        2,364,210*E
   111,500   Coach, Inc.                                             3,333,850*E
    68,500   Nordstrom, Inc.                                         2,500,250
    15,000   Polo Ralph Lauren                                         823,500
                                                                  ------------
                                                                    10,102,695

SEMICONDUCTORS (5.2%)
    57,000   MEMC Electronic Materials                               2,137,500*
    70,000   Microchip Technology                                    2,348,500
   110,000   Microsemi Corp.                                         2,681,800*
    80,000   PMC-Sierra                                                752,000*
    37,750   Varian Semiconductor Equipment                          1,231,028*
                                                                  ------------
                                                                     9,150,828

SOFTWARE (1.7%)
    53,000   Autodesk, Inc.                                          1,826,380*
    18,000   Red Hat                                                  421,200*E
    27,500   Salesforce.com, Inc.                                     733,150*
                                                                  ------------
                                                                     2,980,730

TECHNOLOGY (5.5%)
    26,000   Akamai Technologies                                       940,940*E
    65,000   Arris Group                                               852,800*
    24,000   CACI International                                      1,399,920*
    60,000   Cognizant Technology Solutions                          4,042,200*
    28,500   CommScope, Inc.                                           895,470*
    18,000   Logitech International ADR                                698,040*
    40,000   Redback Networks                                          733,600*E
                                                                  ------------
                                                                     9,562,970

TELECOMMUNICATIONS (6.3%)
    80,000   American Tower                                          2,489,600*
   120,000   Dobson Communications                                     927,600*
    65,000   Leap Wireless International                             3,084,250*
    25,000   NeuStar, Inc.                                             843,750*
    65,000   NII Holdings                                            3,664,700*
                                                                  ------------
                                                                    11,009,900

TRANSPORTATION (2.0%)
    66,500   C.H. Robinson Worldwide                               $ 3,544,450

UTILITIES (0.3%)
    17,000   Mirant Corp.                                              455,600*E
TOTAL COMMON STOCKS
(COST $116,432,355)                                                175,455,638
                                                                  ------------
SHORT-TERM INVESTMENTS (7.8%)
         1   Neuberger Berman
                Prime Money Fund
                Trust Class                                                  1@
13,589,501   Neuberger Berman
                Securities Lending
                Quality Fund, LLC                                   13,589,501++
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $13,589,502)                                                  13,589,502#
                                                                  ------------
TOTAL INVESTMENTS (108.5%)
(COST $130,021,857)                                                189,045,140##

Liabilities, less cash, receivables and other assets [(8.5%)]      (14,788,732)
                                                                  ------------
TOTAL NET ASSETS (100.0%)                                         $174,256,408
                                                                  ------------

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS GROWTH PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $130,389,255. Gross unrealized appreciation of investments was $60,832,927 and gross unrealized depreciation of investments was $2,177,042, resulting in net unrealized appreciation of $58,655,885, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

E All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

                                                                         GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES
      A & F )--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                           $ 175,455,638
   Affiliated issuers                                                13,589,502
-------------------------------------------------------------------------------
                                                                    189,045,140
   Foreign currency                                                       6,518
   Dividends and interest receivable                                     56,586
   Receivable for securities sold                                     2,028,997
   Receivable for Fund shares sold                                       58,564
   Receivable for securites lending income (Note A)                      48,375
   Prepaid expenses and other assets                                      8,167
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        191,252,347
-------------------------------------------------------------------------------

LIABILITIES
   Due to custodian                                                     172,498
   Payable for collateral on securities loaned (Note A)              13,589,501
   Payable for securities purchased                                   1,490,286
   Payable for Fund shares redeemed                                   1,536,971
   Payable to investment manager--net (Notes A & B)                      77,075
   Payable to administrator (Note B)                                     42,084
   Payable for securities lending fees (Note A)                          39,418
   Accrued expenses and other payables                                   48,106
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    16,995,939
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                               $ 174,256,408
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid-in capital                                                $ 357,597,001
   Undistributed net investment income (loss)                          (223,836)
   Accumulated net realized gains (losses) on investments          (242,140,289)
   Net unrealized appreciation (depreciation) in value of
      investments                                                    59,023,532
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                               $ 174,256,408
-------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES
      AUTHORIZED)                                                    11,851,005
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE          $       14.70
-------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE                              $  13,108,924
-------------------------------------------------------------------------------

*COST OF INVESTMENTS:
   Unaffiliated issuers                                           $ 116,432,355
   Affiliated issuers                                                13,589,502
-------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                         $ 130,021,857
-------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                    $       6,301
-------------------------------------------------------------------------------

See Notes to Financial Statements

             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2006 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                         GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                               $   649,724
Income from securities loaned (affiliated issuers $245,644)
   (Note F)                                                              60,876
Income from investments in affiliated issuers (Note F)                   21,835
Foreign taxes withheld                                                   (2,078)
-------------------------------------------------------------------------------
Total income                                                            730,357
-------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                 533,333
Administration fee (Note B)                                             290,909
Audit fees                                                               18,841
Custodian fees (Note B)                                                  67,861
Insurance expense                                                         5,052
Legal fees                                                               19,305
Shareholder reports                                                      13,500
Trustees' fees and expenses                                              13,780
Miscellaneous                                                             1,738
-------------------------------------------------------------------------------
Total expenses                                                          964,319
Investment management fee waived (Note A)                                  (376)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                       (9,750)
-------------------------------------------------------------------------------
Total net expenses                                                      954,193
-------------------------------------------------------------------------------
Net investment income (loss)                                           (223,836)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers            20,647,658
   Foreign currency                                                       1,877
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                (6,559,878)
   Foreign currency                                                         274
-------------------------------------------------------------------------------
Net gain (loss) on investments                                       14,089,931
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $13,866,095
-------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                            GROWTH PORTFOLIO
                                                                      ----------------------------
                                                                        Six Months
                                                                             Ended            Year
                                                                           June 30,          Ended
                                                                              2006     December 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                              (Unaudited)           2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $   (223,836)   $ (1,079,811)
Net realized gain (loss) on investments                                 20,649,535      21,549,247
Change in net unrealized appreciation (depreciation) of investments     (6,559,604)      3,712,340
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         13,866,095      24,181,776
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                8,293,394       7,527,312
Payments for shares redeemed                                           (44,443,922)    (43,306,792)
--------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                   (36,150,528)    (35,779,480)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                  (22,284,433)    (11,597,704)
NET ASSETS:
Beginning of period                                                    196,540,841     208,138,545
--------------------------------------------------------------------------------------------------
End of period                                                         $174,256,408    $196,540,841
--------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period           $   (223,836)   $         --
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS GROWTH PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment

NOTES TO FINANCIAL STATEMENTS GROWTH PORTFOLIO CONT'D

     companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis was as follows:

UNDISTRIBUTED     UNREALIZED          LOSS
  ORDINARY       APPRECIATION     CARRYFORWARDS
INCOME (LOSS)   (DEPRECIATION)    AND DEFERRALS       TOTAL
     $--          $65,112,422    $(262,319,110)   $(197,206,688)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

       EXPIRING IN:
    2009           2010
$192,199,313   $70,119,797

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Effective September 13, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund and assisted the Fund in conducting a bidding process to identify principals that would guarantee a certain amount of revenue to the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for the Fund, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned."

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $376 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30, 2006, income earned under this Arrangement amounted to $21,835 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their

NOTES TO FINANCIAL STATEMENTS GROWTH PORTFOLIO CONT'D

     duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2006, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to Management under this agreement. At June 30, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $9,581.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $169.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended June 30, 2006, there were purchase and sale transactions (excluding short-term securities) of $39,617,408 and $73,811,810, respectively.

     During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $131,055, of which Neuberger received $0, Lehman Brothers Inc. received $20,595, and other brokers received $110,460.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the year ended December 31, 2005 was as follows:

                  FOR THE SIX MONTHS      FOR THE YEAR
                    ENDED JUNE 30,     ENDED DECEMBER 31,
                         2006                 2005
SHARES SOLD              556,056              586,157
SHARES REDEEMED       (2,955,813)          (3,464,321)
                      ----------           ----------
TOTAL                 (2,399,757)          (2,878,164)
                      ----------           ----------

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

NOTES TO FINANCIAL STATEMENTS GROWTH PORTFOLIO CONT'D

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                   INCOME FROM
                                                                                                   INVESTMENTS
                           BALANCE OF                                  BALANCE OF                      IN
                             SHARES                         GROSS        SHARES                    AFFILIATED
                              HELD           GROSS          SALES         HELD         VALUE         ISSUERS
                          DECEMBER 31,     PURCHASES         AND        JUNE 30,      JUNE 30,     INCLUDED IN
NAME OF ISSUER                2005       AND ADDITIONS    REDUCTIONS      2006          2006      TOTAL INCOME
Neuberger Berman
   Prime Money Fund
   Trust Class**                    0      30,681,469     30,681,468            1   $         1     $ 21,835
Neuberger Berman
   Securities Lending
   Quality Fund, LLC***    15,193,101     100,755,100    102,358,700   13,589,501    13,589,501      245,644
                                                                                    -----------     --------
TOTAL                                                                               $13,589,502     $267,479
                                                                                    -----------     --------

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS GROWTH PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                          SIX MONTHS ENDED
                                               JUNE 30,                           YEAR ENDED DECEMBER 31,
                                          -----------------  ------------------------------------------------------------------
                                                2006          2005            2004            2003            2002      2001
                                             (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD        $13.79           $12.15          $10.42          $ 7.93          $11.52    $30.65
                                            ------           ------          ------          ------          ------    ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                (.02)            (.07)           (.06)           (.05)           (.06)     (.07)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)              .93             1.71            1.79            2.54           (3.53)    (7.41)
                                            ------           ------          ------          ------          ------    ------
TOTAL FROM INVESTMENT OPERATIONS               .91             1.64            1.73            2.49           (3.59)    (7.48)
                                            ------           ------          ------          ------          ------    ------
LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                               --               --              --              --              --    (11.65)
                                            ------           ------          ------          ------          ------    ------
NET ASSET VALUE, END OF PERIOD              $14.70           $13.79          $12.15          $10.42          $ 7.93    $11.52
                                            ------           ------          ------          ------          ------    ------
TOTAL RETURN++                               +6.60%**        +13.50%         +16.60%         +31.40%         -31.16%   -30.36%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)     $174.3           $196.5          $208.1          $214.9          $185.8    $356.2
RATIO OF GROSS EXPENSES TO AVERAGE NET
   ASSETS#                                     .99%*           1.00%            .96%            .94%            .96%      .89%
RATIO OF NET EXPENSES TO AVERAGE NET
   ASSETS                                      .98%Section*     .99%Section     .94%Section     .93%Section     .96%      .89%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                         (.23%)*          (.55%)          (.51%)          (.58%)          (.65%)    (.50%)
PORTFOLIO TURNOVER RATE                         21%**            53%             83%            149%             97%       91%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS GROWTH PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ Calculated based on the average number of shares outstanding during each fiscal period.

Section After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

SIX MONTHS ENDED
    JUNE 30,       YEAR ENDED DECEMBER 31,
      2006           2005   2004   2003
      0.98%          0.99%  0.94%  0.93%

*    Annualized.

**   Not Annualized.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Semi-Annual Report                                            NEUBERGER | BERMAN
June 30, 2006                                          A LEHMAN BROTHERS COMPANY

                                   Neuberger Berman
                                   Advisers
                                   Management
                                   Trust

                                   Guardian
                                   Portfolio

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

GUARDIAN PORTFOLIO Manager's Commentary

After rallying for the first four months of 2006, stocks declined on investors' increased concern about inflation and fear that the already lengthy Federal Reserve tightening cycle would continue. Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio performed in line with the S&P 500 Index during the early rally, but poor performance by the Information Technology (IT) sector during the selloff ultimately penalized relative returns over the six months ended June 30, 2006.(1, 2)

During the reporting period, AMT Guardian was overweight in Industrials and our holdings nearly doubled the return of the S&P 500's Industrials component. Diversified manufacturer Danaher, trash hauler Waste Management, and Canadian National Railway were the top performance contributors in the sector. The Portfolio was overweight in the Consumer Discretionary sector and, due to the excellent showing of cable television giant Comcast and auto parts maker BorgWarner, Inc., our holdings outperformed the respective benchmark component.

IT sector investments had the most negative impact on absolute and relative returns, with National Instruments, Dell and Altera Corp. all appearing on our bottom-ten contributors list. Returns in the Health Care sector also disappointed, with long-time holding UnitedHealth Group taking the biggest toll on performance.

Ironically, Comcast, one of the Portfolio's top performers in the first half, and National Instruments, one of its worst performers, provide equally good illustrations of our investment methodology: We start by identifying businesses we believe have superior three- to five-year secular growth prospects. We then evaluate the company's business model and monitor how well it is executing on this model. If we believe in management's business plan and that the company is meeting its strategic goals, we will hold the stock even if it languishes due to general market circumstances and/or its industry is temporarily out of favor. If the stock retreats, we may add to our position at even more opportunistic prices.

We've owned Comcast for several years and, until the last six months, have had little to show for it. But, in our opinion, Comcast was doing all the right things -- spending to fully digitize its network to better compete with the direct broadcasters and, perhaps more importantly in the long run, in order to gain a lead over the telephone companies in the race to provide bundled service that includes high-speed Internet access, video entertainment, and telephone service. It has taken investors some time to recognize Comcast's much improved position in the changing communications/media landscape, but now that they have, we believe that Comcast will be a rewarding investment in the years ahead.

We have also owned National Instruments for several years and it has taken turns appearing on our top-ten and bottom-ten contributors lists. We bought the company because its proprietary personal computer based testing and measurement software was a "disruptive technology," in that it had the same capabilities as much more expensive customized testing equipment. In addition, over the last several years, National Instruments has expanded its market through the addition of software products used in the design process and modular software and hardware products for testing equipment on the factory floor. Similar to Comcast, we believe that National Instruments is a particularly well-positioned secular growth company. We are comfortable owning it despite short-term dislocations resulting from volatility in the technology sector.

Unfortunately, portfolio performance was also penalized by two companies, UnitedHealth Group and Altera, both of which were caught up in the employee stock option controversy. While the final results of the inquiries are yet unknown, historical performance suggests that UnitedHealth Group and Altera are both high quality companies with outstanding long-term business prospects.

In closing, what we see as a positive economic backdrop for stocks -- moderate global economic growth, relatively low interest rates, and respectable corporate earnings growth -- is being obscured by Fed watching and escalating geopolitical tensions. Once the Federal Reserve lays down its hand, and should geopolitical tensions ease, we believe that stocks can regain traction. We are finding a lot of high quality companies that, because of two years of excellent earnings gains in a sideways stock market, are now in our opinion very attractively priced.

Sincerely,


                                        /s/ Arthur Moretti
                                        ----------------------------------------
                                        ARTHUR MORETTI
                                        PORTFOLIO MANAGER

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automotive                                                                  5.3%
Banking & Financial                                                         5.4
Cable Systems                                                               7.9
Consumer Discretionary                                                      2.6
Consumer Staples                                                            2.1
Energy                                                                      2.2
Financial Services                                                          7.7
Health Products & Services                                                  5.8
Industrial                                                                  5.1
Insurance                                                                   6.0
Life Science Tools & Supplies                                               2.8
Media                                                                       6.1
Oil & Gas                                                                   3.7
Oil Services                                                                0.6%
Pharmaceutical                                                              3.5
Real Estate                                                                 1.4
Technology                                                                  3.7
Technology-Semiconductor                                                    9.4
Technology-Semiconductor Capital Equipment                                  3.4
Transportation                                                              3.3
Utilities                                                                   4.6
Waste Management                                                            4.5
Short-Term Investments                                                      7.7
Liabilities, less cash, receivables and other assets                       (4.8)

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

1. For Class I, 0.97% was the cumulative total return for the 6-month period. 10.40%, 3.56%, and 8.00% were the average annual total returns for the 1-, 5-year and since inception (11/03/97) periods ended June 30, 2006. For Class S, 0.86% was the cumulative total return for the 6-month period. 10.23%, 3.36% and 7.88% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended June 30, 2006. Performance shown prior to August 2002 for the Class S shares is that of the Class I shares, which has lower expenses and typically higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND              The first section of the table provides
   PERFORMANCE:                  information about actual account values and
                                 actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR         The second section of the table provides
   COMPARISON PURPOSES:          information about hypothetical account values
                                 and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION As of 6/30/06 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

                             BEGINNING     ENDING      EXPENSES
                              ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                         VALUE       VALUE     THE PERIOD*
----------------------------------------------------------------
Class I                        $1,000    $1,009.70      $4.91
Class S                        $1,000    $1,008.60      $6.18

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES) **

----------------------------------------------------------------
Class I                        $1,000    $1,019.91      $4.94
Class S                        $1,000    $1,018.64      $6.21

* For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Guardian Portfolio

        NUMBER OF SHARES                                           MARKET VALUE +
COMMON STOCKS (97.1%)

AUTOMOTIVE (5.3%)
      65,450                           BorgWarner, Inc.            $  4,260,795
      38,200                           Toyota Motor ADR               3,995,338
                                                                   ------------
                                                                      8,256,133
BANKING & FINANCIAL (5.4%)
      73,550                           Bank of New York               2,368,310
     104,175                           State Street                   6,051,526
                                                                   ------------
                                                                      8,419,836
CABLE SYSTEMS (7.9%)
     159,250                           Comcast Corp. Class A
                                          Special                     5,220,215*
     201,220                           Liberty Global Class A         4,326,230*
     134,920                           Liberty Global Class C         2,775,304*E
                                                                   ------------
                                                                     12,321,749
CONSUMER DISCRETIONARY (2.6%)
      60,400                           V.F. Corp.                     4,102,368

CONSUMER STAPLES (2.1%)
      55,700                           Costco Wholesale               3,182,141

ENERGY (2.2%)
      48,925                           BP PLC ADR                     3,405,669

FINANCIAL SERVICES (7.7%)
     122,675                           Citigroup Inc.                 5,917,842
      54,750                           Freddie Mac                    3,121,298
      20,100                           Goldman Sachs                  3,023,643
                                                                   ------------
                                                                     12,062,783
HEALTH PRODUCTS & SERVICES (5.8%)
      57,800                           Quest Diagnostics              3,463,376E
     125,650                           UnitedHealth Group             5,626,607
                                                                   ------------
                                                                      9,089,983
INDUSTRIAL (5.1%)
     122,750                           Danaher Corp.                  7,895,280

INSURANCE (6.0%)
     110,800                           Progressive Corp.              2,848,668
     204,350                           Willis Group Holdings          6,559,635
                                                                   ------------
                                                                      9,408,303
LIFE SCIENCE TOOLS & SUPPLIES (2.8%)
      88,200                           Affymetrix, Inc.               2,257,920*
      34,200                           Millipore Corp.                2,154,258*
                                                                   ------------
                                                                      4,412,178
MEDIA (6.1%)
     138,525                           E.W. Scripps                   5,975,969
     206,239                           Liberty Media Holding
                                          Interactive Class A         3,559,685*
                                                                   ------------
                                                                      9,535,654
OIL & GAS (3.7%)
      22,400                           Cimarex Energy                   963,200
      96,300                           Newfield Exploration           4,712,922*
                                                                   ------------
                                                                      5,676,122
OIL SERVICES (0.6%)
      15,200                           Schlumberger Ltd.           $    989,672E

PHARMACEUTICAL (3.5%)
     102,050                           Novartis AG ADR                5,502,536E

REAL ESTATE (1.4%)
      42,025                           AMB Property                   2,124,364

TECHNOLOGY (3.7%)
     211,950                           National Instruments           5,807,430

TECHNOLOGY-SEMICONDUCTOR (9.4%)
     427,875                           Altera Corp.                   7,509,206*
     235,325                           Texas Instruments              7,127,994
                                                                   ------------
                                                                     14,637,200
TECHNOLOGY-SEMICONDUCTOR CAPITAL
EQUIPMENT (3.4%)
     376,375                           Teradyne, Inc.                 5,242,904*

TRANSPORTATION (3.3%)
     117,520                           Canadian National Railway      5,141,500

UTILITIES (4.6%)
     657,953                           National Grid                  7,115,885

WASTE MANAGEMENT (4.5%)
      41,125                           Republic Services              1,658,983
     147,950                           Waste Management               5,308,446
                                                                   ------------
                                                                      6,967,429
TOTAL COMMON STOCKS
(COST $117,480,538)                                                 151,297,119
                                                                   ============
SHORT-TERM INVESTMENTS (7.7%)
   4,416,817                           Neuberger Berman
                                          Prime Money Fund
                                          Trust Class                 4,416,817@
   7,540,801                           Neuberger Berman
                                          Securities Lending
                                          Quality Fund, LLC           7,540,801++
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $11,957,618)                                                   11,957,618#
                                                                   ------------
TOTAL INVESTMENTS (104.8%)
(COST $129,438,156)                                                 163,254,737##
Liabilities, less cash, receivables
   and other assets [(4.8%)]                                         (7,443,681)
                                                                   ------------
TOTAL NET ASSETS (100.0%)                                          $155,811,056
                                                                   ============

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Guardian Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $129,815,685. Gross unrealized appreciation of investments was $36,151,066 and gross unrealized depreciation of investments was $2,712,014, resulting in net unrealized appreciation of $33,439,052, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

E All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                      GUARDIAN
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                            $151,297,119
   Affiliated issuers                                                11,957,618
-------------------------------------------------------------------------------
                                                                    163,254,737
   Dividends and interest receivable                                    303,994
   Receivable for securities lending income (Note A)                     33,526
   Receivable for Fund shares sold                                       36,336
   Prepaid expenses and other assets                                      4,030
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        163,632,623
-------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)               7,540,801
   Payable for Fund shares redeemed                                      85,083
   Payable to investment manager-net (Notes A & B)                       70,967
   Payable to administrator-net (Note B)                                 39,021
   Payable for securities lending fees (Note A)                          33,095
   Accrued expenses and other payables                                   52,600
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     7,821,567
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                $155,811,056
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                 $137,034,949
   Undistributed net investment income (loss)                         1,263,214
   Accumulated net realized gains (losses) on investments           (16,302,677)
   Net unrealized appreciation (depreciation) in value of
      investments                                                    33,815,570
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                $155,811,056
-------------------------------------------------------------------------------
NET ASSETS
   Class I                                                         $154,935,714
   Class S                                                              875,342
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES
   AUTHORIZED)
   Class I                                                            8,766,243
   Class S                                                               49,547
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Class I                                                         $      17.67
   Class S                                                                17.67
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                            $ 12,730,888
*COST OF INVESTMENTS:
   Unaffiliated issuers                                            $117,480,538
   Affiliated issuers                                                11,957,618
TOTAL COST OF INVESTMENTS                                          $129,438,156
-------------------------------------------------------------------------------

See Notes to Financial Statements

             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2006 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                     GUARDIAN
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                               $   997,385
Income from securities loaned (affiliated issuers $183,160)
   (Note F)                                                               2,090
Income from investments in affiliated issuers (Note F)                   72,483
Foreign taxes withheld                                                  (19,809)
-------------------------------------------------------------------------------
Total income                                                          1,052,149
-------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                 461,756
Administration fee (Note B):
   Class I                                                              251,032
   Class S                                                                  835
Distribution fees (Note B):
   Class S                                                                  696
Audit fees                                                               18,839
Custodian fees (Note B)                                                  57,424
Insurance expense                                                         3,969
Legal fees                                                               15,546
Shareholder reports                                                      10,705
Trustees' fees and expenses                                              13,778
Miscellaneous                                                             1,571
-------------------------------------------------------------------------------
Total expenses                                                          836,151
Expenses reimbursed by administrator (Note B)                                (1)
Investment management fee waived (Note A)                                (1,265)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                       (6,467)
-------------------------------------------------------------------------------
Total net expenses                                                      828,418
-------------------------------------------------------------------------------
Net investment income (loss)                                            223,731
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers             9,819,414
   Foreign currency                                                      (6,337)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                (8,003,347)
   Foreign currency                                                         (85)
-------------------------------------------------------------------------------
Net gain (loss) on investments                                        1,809,645
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 2,033,376
-------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                         GUARDIAN PORTFOLIO
                                                    ---------------------------
                                                     SIX MONTHS        YEAR
                                                        ENDED          ENDED
                                                      JUNE 30,     DECEMBER 31,
                                                        2006           2005
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                        $    223,731   $  1,189,314
Net realized gain (loss) on investments                9,813,077     19,752,554
Change in net unrealized appreciation
   (depreciation) of investments                      (8,003,432)    (7,793,870)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                     2,033,376     13,147,998
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income:
   Class I                                                    --       (254,084)
   ----------------------------------------------------------------------------
Total distributions to shareholders                           --       (254,084)
-------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
   Class I                                            10,682,109     27,119,201
   Class S                                               445,969        141,712
Proceeds from reinvestment of dividends and
   distributions:
   Class I                                                    --        254,084
Payments for shares redeemed:
   Class I                                           (33,052,003)   (42,264,657)
   Class S                                               (13,440)       (12,984)
   ----------------------------------------------------------------------------
Net increase (decrease) from Fund share
   transactions                                      (21,937,365)   (14,762,644)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                (19,903,989)    (1,868,730)
NET ASSETS:
Beginning of period                                  175,715,045    177,583,775
-------------------------------------------------------------------------------
End of period                                       $155,811,056   $175,715,045
-------------------------------------------------------------------------------
Undistributed net investment income (loss) at end
   of period                                        $  1,263,214   $  1,039,483
-------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Guardian Portfolio

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2006 was $56,512.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as apart of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

              DISTRIBUTIONS PAID FROM:

       ORDINARY INCOME            TOTAL
       2005       2004       2005       2004
     $254,084   $201,368   $254,084   $201,368

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                         UNREALIZED          LOSS
      UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
     ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS      TOTAL
        $1,039,483       $41,553,609    $(25,850,361)   $16,742,731

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, return of capital distributions from real estate investment trusts, and capital loss carryforwards.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

           EXPIRING IN:
         2010         2011
     $20,299,228   $5,551,133

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into securities lending agreements on September 13, 2005 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the securities lending agreements, Neuberger guarantees a certain amount of revenue to the Fund. For the six months ended June 30, 2006, Neuberger received revenue under the securities lending agreements of $5,631.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for the Fund, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned."

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $1,265 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30, 2006, income earned under this Arrangement amounted to $72,483 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the

     "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                              REIMBURSEMENT FROM
                                                              MANAGEMENT FOR THE
                                    EXPENSE                     SIX MONTHS ENDED
                                 LIMITATION(1)   EXPIRATION      JUNE 30, 2006
     CLASS I                         1.00%        12/31/09           --
     CLASS S                         1.25%        12/31/09           --

     (1) Expense limitation per annum of the respective class' average daily net assets.

     Each Respective class has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to Management under these agreements. At June 30, 2006, Class S had a contingent liability of $61 to Management under these agreements which expires in 2008.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $6,383.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $84.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended June 30, 2006, there were purchase and sale transactions (excluding short-term securities) of $25,005,632 and $45,363,519, respectively.

     During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $84,586, of which Neuberger received $0, Lehman Brothers Inc. received $16,069 and other brokers received $68,517.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the year ended December 31, 2005 was as follows:

     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                     SHARES ISSUED ON
                                      REINVESTMENT OF
                                       DIVIDENDS AND      SHARES
                        SHARE SOLD     DISTRIBUTIONS     REDEEMED       TOTAL
     CLASS I              591,844           --          (1,838,827)  (1,246,983)
     CLASS S               24,813           --                (751)      24,062

     FOR THE YEAR ENDED DECEMBER 31, 2005

                                       SHARES ISSUED ON
                                        REINVESTMENT OF
                                         DIVIDENDS AND      SHARES
                          SHARE SOLD     DISTRIBUTIONS     REDEEMED      TOTAL
     CLASS I               1,602,969        15,325        (2,569,093)  (950,799)
     CLASS S                   8,512            --              (786)     7,726

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to the line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                      INCOME FROM
                                                                                                      INVESTMENTS
                                                                                                          IN
                              BALANCE OF                                  BALANCE OF                  AFFILIATED
                              SHARES HELD       GROSS          GROSS     SHARES HELD      VALUE         ISSUERS
                             DECEMBER 31,     PURCHASES      SALES AND     JUNE 30,      JUNE 30,     INCLUDED IN
     NAME OF ISSUER              2005       AND ADDITIONS   REDUCTIONS       2006          2006      TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**             6,257,131      32,069,226    33,909,540    4,416,817    $ 4,416,817     $ 72,483
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC ***     1,007,600      66,874,300    60,341,099    7,540,801      7,540,801      183,160
                                                                                       -----------     --------
     TOTAL                                                                             $11,957,618     $255,643
                                                                                       -----------     --------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                     SIX MONTHS ENDED
CLASS I                                                  JUNE 30,                    YEAR ENDED DECEMBER 31,
                                                     ----------------   -----------------------------------------------
                                                           2006          2005      2004      2003      2002      2001
                                                        (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                      $17.50        $16.17   $ 13.98   $ 10.70   $ 14.64    $15.93
                                                          ------        ------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                               .02           .12       .04       .03       .10       .11
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                            .15          1.24      2.17      3.36     (3.95)     (.33)
                                                          ------        ------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                             .17          1.36      2.21      3.39     (3.85)     (.22)
                                                          ------        ------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                         --          (.03)     (.02)     (.11)     (.09)     (.07)
NET CAPITAL GAINS                                             --            --        --        --        --     (1.00)
                                                          ------        ------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS                                           --          (.03)     (.02)     (.11)     (.09)    (1.07)
                                                          ------        ------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                            $17.67        $17.50   $ 16.17   $ 13.98   $ 10.70    $14.64
                                                          ------        ------   -------   -------   -------   -------
TOTAL RETURN++                                             +0.97%**      +8.39%   +15.81%   +31.76%   -26.45%    -1.51%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                   $154.9        $175.3   $ 177.3   $ 169.2   $ 140.3    $190.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#               .99%*        1.00%      .98%      .97%      .98%      .99%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS@                 .99%*        1.00%      .97%      .97%      .98%      .99%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                .27%*         .71%      .25%      .25%      .81%      .74%
PORTFOLIO TURNOVER RATE                                       15%**         32%       24%       58%      147%       79%

                                                                                                        PERIOD FROM
                                                      SIX MONTHS ENDED                                AUGUST 2, 2002^
CLASS S                                                    JUNE 30,       YEAR ENDED DECEMBER 31,     TO DECEMBER 31,
                                                      ----------------   --------------------------   ---------------
                                                            2006          2005      2004      2003        2002
                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                       $17.52        $16.20   $ 14.02   $ 10.69      $11.23
                                                           ------        ------   -------   -------      ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                                .01           .09       .00       .00         .03
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                             .14          1.23      2.18      3.35        (.57)
                                                           ------        ------   -------   -------      ------
TOTAL FROM INVESTMENT OPERATIONS                              .15          1.32      2.18      3.35        (.54)
                                                           ------        ------   -------   -------      ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                          --            --        --      (.02)         --
                                                           ------        ------   -------   -------      ------
NET ASSET VALUE, END OF PERIOD                             $17.67        $17.52   $ 16.20   $ 14.02      $10.69
                                                           ------        ------   -------   -------      ------
TOTAL RETURN++                                              +0.86%**      +8.15%   +15.55%   +31.39%      -4.81%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                    $  0.9        $  0.4   $   0.3   $   0.1      $  0.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#               1.25%*        1.25%     1.23%     1.22%       1.24%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS@                 1.24%*        1.24%     1.22%     1.22%       1.24%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                 .14%*         .53%      .03%      .02%        .63%*
PORTFOLIO TURNOVER RATE                                        15%**         32%       24%       58%        147%O

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Guardian Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

@ After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                                         YEAR ENDED DECEMBER 31,
                                                                   2001
     GUARDIAN PORTFOLIO CLASS I                                    .97%

     After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                          SIX MONTHS
                                        ENDED JUNE 30,   YEAR ENDED DECEMBER 31,
                                             2006              2005   2004
     GUARDIAN PORTFOLIO CLASS I              0.99%             1.00%   .97%
     GUARDIAN PORTFOLIO CLASS S              1.24%             1.26%  1.22%

^    The date investment operations commenced.

++ Calculated based on the average number of shares outstanding during each fiscal period.

O Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

                                                              |NEUBERGER|BERMAN|
                                                       A LEHMAN BROTHERS COMPANY

Semi-Annual Report
June 30, 2006

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

HIGH
INCOME
BOND
PORTFOLIO

F0323 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

HIGH INCOME BOND PORTFOLIO MANAGERS' COMMENTARY

For the six months ended June 30, 2006, the Neuberger Berman Advisers Management Trust (AMT) High Income Bond Portfolio posted a slightly positive return.

The Portfolio's benchmark Lehman Brothers Intermediate Ba U.S. High Yield Index, which represents "upper tier" high yield bonds, produced positive results for the period, outperforming the 10-year Treasury, investment-grade corporate bonds and emerging market bonds, despite an increase in the Federal Funds rate to 5.25% since January and ongoing inflation concerns.

Credit spreads in the high yield segment widened modestly in the second half of the period from levels in the first three months of the year, primarily in reaction to declines in domestic equity and emerging markets. From a quality standpoint, lower-rated credits performed mildly better than higher-rated, more interest rate sensitive issues. We are not surprised at the market's behavior, considering the rise in interest rates and low level of defaults.

The Portfolio underperformed relative to its benchmark, primarily due to strong returns in the auto sector, which represent a significant weighting in the index. Favorable sector returns were achieved in the Homebuilders sector. Select investments in lower-rated bonds within Health Care and Media minimized the effect of rising interest rates on the Portfolio's overall return.

We continue to anticipate that 2006 will prove to be a relatively good year for high yield issues. We believe that default rates will continue to remain low and that spreads will continue to stabilize. Some sectors, such as housing, may see wider spreads in response to a slowdown in industry-specific growth. In terms of quality and sector positioning, we expect that, over the next 12 months, defensive industries should outperform cyclical industries. We expect to continue to position the Portfolio in issuers that, in our opinion, present the best relative value by sector and quality tier.

Sincerely,


/s/ ANN H. BENJAMIN AND THOMAS P. O'REILLY
------------------------------------------
ANN H. BENJAMIN AND THOMAS P. O'REILLY
   SENIOR PORTFOLIO MANAGERS

RATING DIVERSIFICATION
(% BY RATINGS)

AAA/Government/Government Agency    0.0%
AA                                  0.0
A                                   0.0
BBB                                 3.4
BB                                 54.2
B                                  38.9
CCC                                 0.0%
CC                                  0.0
C                                   0.0
D                                   0.0
Not Rated                           1.0
Short Term                          2.5

ENDNOTES

(1.) 0.10% was the cumulative total return for the 6-month period. 1.10% and 2.09% were the average annual total returns for the 1-year and since inception (9/15/04) periods ended June 30, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Lehman Brothers Intermediate Ba U.S. High Yield Index is an unmanaged index comprised of BB rated bonds with maturities of less than 10 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio many invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND
   PERFORMANCE:                  The first section of the table provides
                                 information about actual account values and
                                 actual expenses in dollars, based on the fund's
                                 actual performance during the period. You may
                                 use the information in this line, together with
                                 the amount you invested, to estimate the
                                 expenses you paid over the period. Simply
                                 divide your account value by $1,000 (for
                                 example, an $8,600 account value divided by
                                 $1,000 = 8.6), then multiply the result by the
                                 number in the first section of the table under
                                 the heading entitled "Expenses Paid During the
                                 Period" to estimate the expenses you paid over
                                 the period.

HYPOTHETICAL EXAMPLE FOR
   COMPARISON PURPOSES:          The second section of the table provides
                                 information about hypothetical account values
                                 and hypothetical expenses based on the fund's
                                 actual expense ratio and an assumed rate of
                                 return at 5% per year before expenses. This
                                 return is not the fund's actual return. The
                                 hypothetical account values and expenses may
                                 not be used to estimate the actual ending
                                 account balance or expenses you paid for the
                                 period. You may use this information to compare
                                 the ongoing costs of investing in this fund
                                 versus other funds. To do so, compare the
                                 expenses shown in this 5% hypothetical example
                                 with the 5% hypothetical examples that appear
                                 in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST HIGH INCOME BOND PORTFOLIO

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Class S                       $1,000    $1,001.00      $5.60

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Class S                       $1,000    $1,019.20      $5.65

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS HIGH INCOME BOND PORTFOLIO

PRINCIPAL AMOUNT                                                              RATING        VALUE +
                                                                          MOODY'S    S&P
CORPORATE DEBT SECURITIES (95.9%)
$ 50,000   AES Corp., Senior Secured Notes, 8.75%, due 5/15/13              Ba3      BB-   $  53,500n
   5,000   AES Corp., Senior Notes, 7.75%, due 3/1/14                        B1       B        5,025
  40,000   Airgas, Inc., Senior Subordinated Notes, 9.13%,
              due 10/1/11                                                   Ba2      BB-      41,850
  30,000   Allied Waste North America, Inc., Secured Notes,
              6.50%, due 11/15/10                                            B2      BB-      28,950
  45,000   Allied Waste North America, Inc., Guaranteed Senior
              Secured Notes, Ser. B, 9.25%, due 9/1/12                       B2      BB-      47,700
  20,000   AMC Entertainment, Inc., Guaranteed Notes, Ser. B,
              8.63%, due 8/15/12                                             B2      B-       20,550
  35,000   American Real Estate Partners L.P., Senior Notes,
              8.13%, due 6/1/12                                             Ba2      BB       34,913
  45,000   AmeriGas Partners L.P., Senior Unsecured Notes,
              7.25%, due 5/20/15                                             B1               42,525
  60,000   Arch Western Finance Corp., Senior Notes, 6.75%,
              due 7/1/13                                                    Ba3      BB-      57,450
  25,000   Autonation, Inc., Guaranteed Notes, 7.00%, due 4/15/14           Ba2      BB+      24,625n
  20,000   Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12                Ba2      BB       19,600
  20,000   Biovail Corp., Senior Subordinated Notes, 7.88%,
              due 4/1/10                                                     B2      BB-      20,250
  30,000   Bowater, Inc., Debentures, 9.00%, due 8/1/09                      B1      B+       30,450
  15,000   Caesars Entertainment, Senior Notes, 7.50%, due 9/1/09           Baa3    BBB-      15,573
  20,000   Caesars Entertainment, Senior Subordinated Notes,
              8.13%, due 5/15/11                                            Ba1      BB+      21,075
   5,000   Charter Communications Operating LLC, Senior Notes,
              8.00%, due 4/30/12                                             B2       B-       4,975n
  70,000   Chesapeake Energy Corp., Senior Unsecured Notes,
              7.63%, due 7/15/13                                            Ba2      BB       70,266
  20,000   Chesapeake Energy Corp., Senior Notes, 7.00%, due 8/15/14        Ba2      BB       19,350
  20,000   Chukchansi Economic Development Authority, Senior
              Notes, 8.00%, due 11/15/13                                     B2      BB-      20,125n
  50,000   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                 B1      B+       50,750
  40,000   Crown Americas, Senior Notes, 7.75%, due 11/15/15                 B1       B       39,400n
  65,000   CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09      B2      B+       66,137
  40,000   Dean Foods Co., Senior Notes, 6.63%, due 5/15/09                 Ba2      BB-      39,700
  20,000   Dean Foods Co., Guaranteed Notes, 7.00%, due 6/1/16              Ba2      BB-      19,350
  25,000   Dex Media West LLC, Senior Subordinated Notes, Ser. B,
              9.88%, due 8/15/13                                             B2       B       27,094
  70,000   Dex Media, Inc., Notes, 8.00%, due 11/15/13                       B3       B       70,350
  55,000   DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13           Ba2      BB-      57,612
  40,000   Dobson Cellular Systems, Secured Notes, 8.38%,
              due 11/1/11                                                    B1       B       41,100
  20,000   Dollarama Group L.P., Senior Subordinated Notes,
              8.88%, due 8/15/12                                             B3      B-       20,100n
  20,000   Dycom Industries, Inc., Notes, 8.13%, due 10/15/15               Ba3      B+       20,050
  25,000   EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08             Ba3      BB-      24,438
  15,000   EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14         Ba3      BB-      14,100
  20,000   EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16          Ba3      BB-      19,250n
  45,000   El Paso Natural Gas Co., Senior Notes, Ser. A, 7.63%,
              due 8/1/10                                                    Ba2      B+       45,788
  20,000   Elan Financial PLC, Guaranteed Floating Rate
              Notes, 9.17%, due 8/15/06                                      B3       B       20,200u
  50,000   Equistar Chemicals, L.P., Senior Notes, 10.63%, due 5/1/11        B1      BB-      53,687

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PRINCIPAL AMOUNT                                                              RATING        VALUE +
                                                                          MOODY'S    S&P
$ 50,000   Ferrellgas L.P., Senior Notes, 6.75%, due 5/1/14                 Ba3      B+    $  47,375
  50,000   Flextronics Intl., Ltd., Senior Subordinated Notes,
              6.50%, due 5/15/13                                            Ba2      BB-      47,500
  70,000   Ford Motor Credit Co., Senior Notes, 4.95%, due 1/15/08          Ba2      BB-      65,895
  70,000   Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11                  Ba2      BB-      62,679
  40,000   Forest Oil Corp., Guaranteed Senior Notes, 7.75%,
              due 5/1/14                                                    Ba3      B+       40,100
  50,000   Freescale Semiconductor, Inc., Senior Notes, 7.13%,
              due 7/15/14                                                   Ba1     BBB-      50,500
  85,000   General Motors Acceptance Corp., Notes, 6.13%,
              due 1/22/08                                                   Ba1      BB     83,323OO
  25,000   General Motors Acceptance Corp., Notes, 5.13%, due 5/9/08        Ba1      BB       23,950
  70,000   General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11       Ba1      BB       66,791
  15,000   General Motors Acceptance Corp., Notes, 7.00%, due 2/1/12        Ba1      BB       14,238
  20,000   General Motors Corp., Senior Unsecured Debentures,
              8.25%, due 7/15/23                                            Caa1     B-       15,750
  30,000   Goodyear Tire & Rubber Co., Senior Notes, 9.00%,
              due 7/1/15                                                     B3      B-       28,650
  20,000   Grant Prideco, Inc., Senior Unsecured Notes, Ser. B,
              6.13%, due 8/15/15                                            Ba1      BB       18,650
  10,000   GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12         Ba3      B+       10,000
  75,000   HCA, Inc., Senior Unsecured Notes, 5.50%, due 12/1/09            Ba2      BB+      72,274
  50,000   Host Marriott L.P., Senior Notes, 7.13%, due 11/1/13             Ba2      BB       49,812
  40,000   IMC Global, Inc., Guaranteed Notes, Ser. B, 10.88%,
              due 6/1/08                                                    Ba3      BB       42,600
  80,000   Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes,
              8.63%, due 1/15/15                                             B2      B+       80,200
  35,000   Jean Coutu Group PJC, Inc., Senior Notes, 7.63%,
              due 8/1/12                                                     B3      B-       33,950
  30,000   Kerr-McGee Corp., Secured Notes, 6.88%, due 9/15/11              Ba2      BB+      31,004
  30,000   Knowledge Learning Center, Guaranteed Notes, 7.75%,
              due 2/1/15                                                     B3      B-       27,450n
  60,000   L-3 Communications Corp., Guaranteed Senior
              Subordinated Notes, 7.63%, due 6/15/12                        Ba3      BB+      60,900
  10,000   L-3 Communications Corp., Senior Subordinated Notes,
              5.88%, due 1/15/15                                            Ba3      BB+       9,325
  15,000   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13           Ba3       B       14,663
  20,000   LIN Television Corp., Senior Subordinated Notes, 6.50%,
              due 5/15/13                                                    B1      B-       18,250
  10,000   LIN Television Corp., Guaranteed Notes, 6.50%,
              due 5/15/13                                                    B1      B-        9,125
  20,000   Majestic Star Casino LLC, Guaranteed Notes, 9.50%,
              due 10/15/10                                                   B2      BB-      20,950
  40,000   Massey Energy Co., Senior Notes, 6.63%, due 11/15/10              B1      BB-      39,400
  10,000   Massey Energy Co., Senior Guaranteed Notes, 6.88%,
              due 12/15/13                                                   B1      BB-       9,300
  10,000   Mediacom Broadband LLC, Senior Notes, 8.50%, due 10/15/15         B2       B        9,600
  15,000   Mediacom Capital Corp. LLC, Senior Unsecured Notes,
              9.50%, due 1/15/13                                             B3       B       14,925
  30,000   Methanex Corp., Senior Notes, 8.75%, due 8/15/12                 Ba1     BBB-      32,213
  35,000   MGM Mirage, Inc., Senior Guaranteed Notes, 6.00%,
              due 10/1/09                                                   Ba2      BB       34,038
  25,000   MidWest Generation LLC, Pass-Through Certificates, Ser. A,
              8.30%, due 7/2/09                                              B1      B+       25,375

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                              RATING        VALUE +
                                                                         MOODY'S    S&P
$ 40,000   Mirant Americas Generation, Inc., Senior Unsecured Notes,
              8.30%, due 5/1/11                                            B2        B-   $   39,500
  50,000   Mohegan Tribal Gaming, Senior Subordinated Notes,
              6.38%, due 7/15/09                                           Ba3       B+       48,687
  20,000   Mohegan Tribal Gaming, Senior Subordinated Notes,
              8.00%, due 4/1/12                                            Ba3       B+       20,325
  40,000   Monitronics International, Inc., Senior Subordinated Notes,
              11.75%, due 9/1/10                                           B3        B-       39,450
  30,000   Mylan Laboratories, Inc., Senior Guaranteed Notes, 6.38%,
              due 8/15/15                                                  Ba1      BB+       28,650
  50,000   Newfield Exploration Co., Senior Notes, 7.63%,
              due 3/1/11                                                   Ba2      BB+       50,625
  30,000   Newfield Exploration Co., Senior Subordinated Notes,
              6.63%, due 4/15/16                                           Ba3      BB-       28,275
  75,000   Nordic Telephone Co. Holdings, Senior Notes, 8.88%,
              due 5/1/16                                                    B2       B        77,062n
  20,000   NRG Energy, Inc., Senior Notes, 7.38%, due 2/1/16                B1       B-       19,500
  20,000   Owens-Brockway Glass Container, Inc., Guaranteed Senior
              Notes, 8.88%, due 2/15/09                                     B1      BB-       20,600
  60,000   Peabody Energy Corp., Guaranteed Senior Notes, Ser. B,
              6.88%, due 3/15/13                                           Ba2      BB-       58,950
  30,000   Plains E&P Co., Senior Notes, 7.13%, due 6/15/14                Ba2      BB-       29,550
  30,000   Pokagon Gaming Authority, Senior Notes, 10.38%,
              due 6/15/14                                                   B3       B        31,239n
  30,000   PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13                   B3       B-       28,200
  20,000   Pride International, Inc., Senior Notes, 7.38%, due 7/15/14     Ba2      BB-       20,100
  45,000   Primedia, Inc., Guaranteed Notes, 8.88%, due 5/15/11             B2       B        43,200
  20,000   Qwest Corp., Senior Notes, 7.88%, due 9/1/11                    Ba3      BB        20,250
  70,000   Qwest Corp., Notes, 8.88%, due 3/15/12                          Ba3      BB        73,850
  50,000   Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12            Ba2      BB+       51,125
  50,000   Rogers Wireless, Inc., Secured Notes, 7.25%, due 12/15/12       Ba2      BB        50,375
  25,000   Royal Caribbean Cruises, Senior Notes, 8.00%, due 5/15/10       Ba1     BBB-       26,137
  20,000   Royal Caribbean Cruises, Senior Notes, 7.00%, due 6/15/13       Ba1     BBB-       19,650
  15,000   San Pasqual Casino, Notes, 8.00%, due 9/15/13                    B2       B+       14,963n
  25,000   Select Medical Corp., Guaranteed Notes, 7.63%, due 2/1/15        B3       B-       21,750
  25,000   Sensata Technologies BV, Senior Notes, 8.00%, due 5/1/14         B2       B-       24,125n
  55,000   Service Corp. International, Senior Notes, 7.70%,
              due 4/15/09                                                  Ba3      BB        55,275
  50,000   Shaw Communications, Inc., Senior Notes, 8.25%, due 4/11/10     Ba2      BB+       51,625
  35,000   Sierra Pacific Power Co., General Refunding Mortgage Notes,
              6.25%, due 4/15/12                                           Ba1      BB        34,399
  10,000   Starwood Hotels & Resorts Worldwide, Inc., Guaranteed
              Notes, 7.38%, due 5/1/07                                     Ba1      BB+       10,063
  55,000   Station Casinos, Senior Notes, 6.00%, due 4/1/12                Ba2      BB-       51,494
  10,000   Station Casinos, Senior Subordinated Notes, 6.88%,
              due 3/1/16                                                   Ba3       B+        9,325
  40,000   Stena AB, Senior Notes, 7.00%, due 12/1/16                      Ba3      BB-       36,800
  50,000   Stewart Enterprises, Senior Notes, 6.25%, due 2/15/13            B1       B+       45,563
  10,000   Sungard Data Systems, Inc., Senior Unsecured Notes, 9.13%,
              due 8/15/13                                                   B3       B-       10,375n
  15,000   Targa Resources, Inc., Guaranteed Notes, 8.50%, due 11/1/13      B2       B-       14,475n
  55,000   TECO Energy, Inc., Senior Notes, 7.50%, due 6/15/10             Ba2      BB        56,100

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PRINCIPAL AMOUNT                                                              RATING        VALUE +
                                                                         MOODY'S   S&P
$ 20,000   Transcontinental Gas Pipe Line Corp., Notes, Ser. B, 7.00%,
              due 8/15/11                                                  Ba1      BB-   $   20,200
  20,000   Transcontinental Gas Pipe Line Corp., Senior Notes, 6.40%,
              due 4/15/16                                                  Ba1      BB-       19,150n
  10,000   Triad Hospitals, Inc., Senior Subordinated Notes, 7.00%,
              due 11/15/13                                                 B3        B+        9,725
  60,000   TXU Corp., Senior Notes, Ser. 0, 4.80%, due 11/15/09            Ba1      BB+       57,081
  20,000   United Rentals NA, Inc., Guaranteed Notes, 6.50%,
              due 2/15/12                                                  B3        B+       18,900
  60,000   US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12         B1        B-       62,400
  50,000   Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10         Ba2      BB+       49,500
  10,000   Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15         Ba2      BB+       10,000
  50,000   Videotron Ltee, Guaranteed Notes, 6.38%, due 12/15/15           Ba3       B+       45,625
  50,000   Warner Music Group, Senior Subordinated Notes, 7.38%,
              due 4/15/14                                                  B2        B-       48,500
  45,000   Windstream Corp., Senior Notes, 8.13%, due 8/1/13               Ba3      BB-       46,125nO
  30,000   Windstream Corp., Senior Notes, 8.63%, due 8/1/16               Ba3      BB-       30,713nO
  30,000   Xerox Corp., Senior Notes, 7.63%, due 6/15/13                   Ba2      BB+       30,225
                                                                                          ----------
           TOTAL CORPORATE DEBT SECURITIES
           (COST $4,256,005)                                                               4,128,389
                                                                                          ----------
NUMBER OF SHARES

SHORT-TERM INVESTMENTS (3.9%)
 166,019   Neuberger Berman Prime Money Fund Trust Class
           (COST $166,019)                                                                   166,019#@
                                                                                          ----------
           TOTAL INVESTMENTS (99.8%)
           (COST $4,422,024)                                                               4,294,408##
                                                                                          ----------
           Cash, receivables and other assets, less liabilities (0.2%)                        10,238
                                                                                          ----------
           TOTAL NET ASSETS (100.0%)                                                      $4,304,646
                                                                                          ----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS HIGH INCOME BOND PORTFOLIO

+ Investments in securities by Neuberger Berman Advisers Management Trust High Income Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $4,422,519. Gross unrealized appreciation of investments was $8,086 and gross unrealized depreciation of investments was $136,197, resulting in net unrealized depreciation of $128,111, based on cost for U.S. federal income tax purposes.

n Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At June 30, 2006, these securities amounted to $477,652 or 11.1% of net assets for the Fund.

O All or a portion of this security was purchased on a when-issued basis. At June 30, 2006, these securities amounted to $76,838 or 1.8% of net assets.

OO All or a portion of this security is segregated as collateral for when-issued purchase commitments.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

u Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2006.

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                          HIGH INCOME
                                                                  BOND PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*
      (NOTE A)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                              $4,128,389
   Affiliated issuers                                                   166,019
-------------------------------------------------------------------------------
                                                                      4,294,408
   Cash                                                                      39
-------------------------------------------------------------------------------
   Interest receivable                                                   80,035
-------------------------------------------------------------------------------
   Receivable for securities sold                                        14,628
   Receivable from administrator--net (Note B)                           13,537
   Prepaid expenses and other assets                                         97
-------------------------------------------------------------------------------
TOTAL ASSETS                                                          4,402,744
-------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                      79,264
   Payable for Fund shares redeemed                                         739
-------------------------------------------------------------------------------
   Payable to investment manager (Note B)                                 1,679
   Accrued expenses and other payables                                   16,416
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        98,098
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                  $4,304,646
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                   $4,427,947
   Undistributed net investment income (loss)                           128,037
-------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments              (123,722)
   Net unrealized appreciation (depreciation) in value of
      investments                                                      (127,616)
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                  $4,304,646
-------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES
   AUTHORIZED)                                                          443,882
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE             $     9.70
-------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                              $4,256,005
   Affiliated issuers                                                   166,019
-------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                            $4,422,024
-------------------------------------------------------------------------------

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2006 (UNAUDITED)

STATEMENT OF OPERATIONS

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                          HIGH INCOME
                                                                  BOND PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                $ 146,278
Income from investments in affiliated issuers (Note F)                   2,554
Foreign taxes withheld                                                     (43)
------------------------------------------------------------------------------
Total income                                                           148,789
------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Note B)                                       9,939
Administration fee (Note B)                                              6,211
Audit fees                                                               9,479
Custodian fees (Note B)                                                 16,930
Distribution fees (Note B)                                               5,177
Insurance expense                                                           77
Legal fees                                                                 821
Shareholder reports                                                      5,507
Trustees' fees and expenses                                             13,781
Miscellaneous                                                            4,155
------------------------------------------------------------------------------
Total expenses                                                          72,077
Expenses reimbursed by administrator (Note B)                          (48,337)
Investment management fee waived (Note A)                                  (45)
Expenses reduced by custodian fee expense offset arrangement
(Note B)                                                                  (367)
------------------------------------------------------------------------------
Total net expenses                                                      23,328
------------------------------------------------------------------------------
Net investment income (loss)                                           125,461
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers              (56,534)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                  (66,165)
Net gain (loss) on investments                                        (122,699)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $   2,762
------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                      HIGH INCOME BOND PORTFOLIO

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                             SIX MONTHS
                                                                         ENDED          YEAR
                                                                        JUNE 30,        ENDED
                                                                          2006      DECEMBER 31,
                                                                      (UNAUDITED)       2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                           $  125,461    $  181,657
Net realized gain (loss) on investments                                   (56,534)      (67,188)
Change in net unrealized appreciation (depreciation) of investments       (66,165)      (67,133)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             2,762        47,336
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                          --      (179,075)
Net realized gain on investments                                               --       (23,362)
-----------------------------------------------------------------------------------------------
Total distributions to shareholders                                            --      (202,437)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceed from shares sold                                                  459,426       940,064
Proceeds from reinvestment of dividends and distributions                      --       202,437
Payments for shares redeemed                                             (173,659)      (44,408)
-----------------------------------------------------------------------------------------------
Net Increase (Decrease) from Fund share transactions                      285,767     1,098,093
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                     288,529       942,992
NET ASSETS:
Beginning of period                                                     4,016,117     3,073,125
-----------------------------------------------------------------------------------------------
End of period                                                          $4,304,646    $4,016,117
-----------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period            $  128,037    $    2,576
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS HIGH INCOME BOND PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: High Income Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for characterization of distributions made by the Fund were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the year ended December 31, 2005 and the period ended December 31, 2004 was as follows:

     DISTRIBUTIONS PAID FROM:
          ORDINARY INCOME
          2005       2004
        $202,437   $45,990

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                         UNREALIZED          LOSS
      UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
     ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS     TOTAL
         $2,576           $(61,451)       $(67,188)     $(126,063)

     The difference between book basis and tax basis distributable earnings is attributable primarily to post October losses and capital loss carryforwards.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December, 31, 2005, the Fund elected to defer $42,817 of net capital losses arising between November 1, 2005 and December 31, 2005.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined on December 31, 2005, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

     EXPIRING IN:
        2013
       $24,371

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $45 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30, 2006, income earned under this Arrangement amounted to $2,554 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.48% of its average daily net assets.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.10% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2006, such excess expenses amounted to $48,337. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to

     Management under this agreement. At June 30, 2006, contingent liabilities to Management under this agreement were as follows:

                  EXPIRING IN:
       2007      2008      2009      TOTAL
     $31,571   $90,516   $48,337   $170,424

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $367.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2006 were as follows:

                                                                    SALES AND MATURITIES
       PURCHASES OF    PURCHASES EXCLUDING   SALES AND MATURITIES         EXCLUDING
     U.S. GOVERNMENT     U.S. GOVERNMENT      OF U.S. GOVERNMENT       U.S. GOVERNMENT
        AND AGENCY          AND AGENCY            AND AGENCY             AND AGENCY
       OBLIGATIONS         OBLIGATIONS            OBLIGATIONS            OBLIGATIONS
            $--             $3,060,972                $--                $2,447,061

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the year ended December 31, 2005 was as follows:

                                        FOR THE SIX MONTHS   FOR THE YEAR ENDED
                                          ENDED JUNE 30,        DECEMBER 31,
                                               2006                 2005
     SHARES SOLD                              47,095                93,679
     SHARES ISSUED ON REINVESTMENT OF
     DIVIDENDS AND DISTRIBUTIONS                  --                20,850
     SHARES REDEEMED                         (17,798)               (4,502)
                                             -------               -------
     TOTAL                                    29,297               110,027
                                             -------               -------

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                  INCOME FROM
                                                                                                  INVESTMENTS
                                                                                                      IN
                                 BALANCE OF      GROSS                   BALANCE OF               AFFILIATED
                                 SHARES HELD   PURCHASES      GROSS     SHARES HELD     VALUE       ISSUERS
                                DECEMBER 31,      AND       SALES AND     JUNE 30,    JUNE 30,   INCLUDED IN
     NAME OF ISSUER                 2005       ADDITIONS   REDUCTIONS       2006        2006     TOTAL INCOME
     Neuberger Berman Prime
     Money Fund Trust Class**        --        1,459,967   1,293,948      166,019     $166,019      $2,554

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS HIGH INCOME BOND PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                  PERIOD FROM
                                                                SIX MONTHS      YEAR ENDED    SEPTEMBER 15, 2004^
                                                              ENDED JUNE 30,   DECEMBER 31,     TO DECEMBER 31,
                                                              --------------   ------------   -------------------
                                                                   2006            2005               2004
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 9.69          $10.09             $10.00
                                                                  ------          ------             ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                                       .29             .54                .13
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   (.28)           (.42)               .11
                                                                  ------          ------             ------
TOTAL FROM INVESTMENT OPERATIONS                                     .01             .12                .24
                                                                  ------          ------             ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                 --            (.46)              (.14)
NET CAPITAL GAINS                                                     --            (.06)              (.01)
                                                                  ------          ------             ------
TOTAL DISTRIBUTIONS                                                   --            (.52)              (.15)
                                                                  ------          ------             ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.70          $ 9.69             $10.09
                                                                  ------          ------             ------
TOTAL RETURN++                                                     +0.10%**        +1.20%             +2.43%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                           $ 4.3           $ 4.0              $ 3.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS(#)                    1.14%*          1.14%              1.13%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS Section                 1.12%*          1.11%              1.10%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         6.06%*          5.33%              4.39%*
PORTFOLIO TURNOVER RATE                                               61%**          143%               104%**

See Notes to Financial Highlights

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS HIGH INCOME BOND PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

Section After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                       PERIOD FROM
SIX MONTHS ENDED    YEAR ENDED    SEPTEMBER 15, 2004 TO
    JUNE 30,       DECEMBER 31,        DECEMBER 31,
      2006             2005                2004
   3.46%               3.77%              4.64%

^    The date investment operations commenced.

++ Calculated based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Semi-Annual Report
June 30, 2006

                                                         [NEUBERGER BERMAN LOGO]
                                                       A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

INTERNATIONAL
PORTFOLIO(R)

F0324  08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

INTERNATIONAL PORTFOLIO MANAGER'S COMMENTARY

International stocks continued to outpace U.S. equities in the six months ended June 30, 2006, with the MSCI EAFE Index more than tripling the return of the S&P 500 Index. Due in large part to the disappointing performance of Information Technology (IT) sector investments (Advanced Digital Broadcast Holdings and Brother Industries), the Neuberger Berman Advisers Management Trust (AMT) International Portfolio modestly lagged its EAFE benchmark. The Portfolio's larger than normal cash allocation (a result of money coming in from its growing shareholder base) also restrained relative returns.(1), (2)

Although energy stocks were quite volatile, collectively our energy holdings made the largest performance contribution. The Portfolio was nearly triple-weighted in Energy versus the EAFE benchmark and our energy stocks materially outperformed the return from EAFE's Energy component. Positions in non-EAFE energy companies in Brazil (Petroleo Brasileiro) and Argentina (Tenaris), both of which appeared on our top-ten contributors list, bolstered performance. The fact that we favored more focused companies, which significantly outperformed the sector, also enhanced relative returns.

Buoyed by the strong performance of the U.K.'s RPS Group, an environmental consultant to the utilities industry, Industrial sector holdings generated returns above the market average. The Portfolio was nearly double-weighted in the Consumer Discretionary sector and our holdings significantly outperformed the respective EAFE benchmark component. Three Consumer Discretionary sector holdings (German auto maker Porsche, Swedish kitchen cabinet and countertop distributor Nobia AB, and U.K. furniture manufacturer and retailer MFI Furniture Group) made our top-ten contributors list.

IT sector investments disappointed, with Switzerland's Advanced Digital performing the worst of all Portfolio holdings. Advanced Digital is developing new cutting edge technology for set-top boxes used to deliver Internet Protocol
(IP) television. The stock was hit hard due to a delay in bringing the product to market. We believe that Advanced Digital has exceptional growth potential, but we are currently reevaluating the company's execution capability before deciding whether to add to or maintain the position.

Relative returns were also penalized by our zero weighting in the Utilities sector, which, due primarily to consolidation in the European utilities industry, was the EAFE's best performing sector in the first half of 2006. Our aversion to stocks in highly regulated, low growth, capital intensive industries is the reason we have avoided and will very likely continue to avoid, the Utilities sector.

On a geographical basis, the Portfolio benefited from its significant underweighting in the flat Japanese stock market. For the foreseeable future, we will likely remain underweighted in Japan, where both fundamental and valuation issues inspire our caution. The Portfolio's overweighting in Ireland continued to enhance relative performance. Returns from U.K. investments, highlighted by top-ten contributors Kensington Group (sub-prime mortgage lender) and the aforementioned RPS and MFI Furniture, also generated favorable returns.

Last year, the Portfolio's non-EAFE investments excelled. In the first half of 2006, however, the Portfolio's average exposure to non-EAFE stock markets -- 10.1% of assets in Canada, 5.6% in Brazil, 2.0% in Korea, and 1% in Argentina -- restrained relative returns. The commodities oriented Canadian stock market significantly underperformed the EAFE, and emerging market stocks were hit especially hard when the U.S. market began to sell off in May. Despite the fact that non-EAFE holdings disappointed during the reporting period, we expect to benefit from attractive investment opportunities in non-EAFE markets over the longer term.

International stocks' strong performance in recent years has not gone unnoticed. The sizable inflow of investment capital into international equity markets has resulted in rising valuations relative to earnings growth potential. Although, overall, international equity markets may be close to fair value, we continue to find compelling investment opportunities. Over the near term, our enthusiasm is tempered by continued geopolitical tensions, the potential negative impact of protectionist sentiment in the U.S. and Europe, and rising interest rates resulting from synchronized monetary tightening in the U.S., Europe and Japan. While the near-term outlook for international equities markets may be hazy, we are confident that our research driven, stock specific approach can deliver superior returns.

Sincerely,


/s/ BENJAMIN SEGAL
-----------------------------
BENJAMIN SEGAL
PORTFOLIO MANAGER


INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automobiles & Components                                                    6.2%
Banks                                                                      11.6
Capital Goods                                                               4.3
Chemicals                                                                   1.8
Commercial Services & Supplies                                              4.3
Construction Materials                                                      3.1
Consumer Discretionary                                                      2.6
Consumer Durables & Apparel                                                 3.5
Consumer Staples                                                            0.6
Diversified Financials                                                      0.9
Electric Utilities                                                          0.4
Energy                                                                      2.6
Energy Services & Equipment                                                 3.0
Financial Services                                                          2.5
Food, Beverage & Tobacco                                                    3.4
Health Care Equipment & Services                                            1.1
Hotels, Restaurants & Leisure                                               5.2
Household & Personal Products                                               0.5
Insurance                                                                   0.1%
Materials                                                                   0.3
Materials - Metals & Mining                                                 2.6
Media                                                                       3.0
Medical Equipment                                                           0.1
Oil & Gas                                                                  17.6
Pharmaceuticals & Biotechnology                                             1.2
Real Estate                                                                 0.4
Retailing                                                                   1.1
Technology                                                                  0.5
Technology - Hardware                                                       5.2
Technology - Software                                                       0.4
Telecommunications - Diversified                                            0.5
Telecommunications - Wireless                                               4.0
Short-Term Investments                                                     11.6
Liabilities, less cash, receivables and other assets                       (6.2)

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

     (1.) 9.67% was the cumulative total return for the 6-month period. 23.79% and 24.15% were the average annual total returns for the 1-year and since inception (4/29/05) periods ended June 30, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

     (2.) The EAFE Index, also known as the Morgan Stanley Capital International
          Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars. The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

          (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND
   PERFORMANCE:                  The first section of the table provides
                                 information about actual account values and
                                 actual expenses in dollars, based on the fund's
                                 actual performance during the period. You may
                                 use the information in this line, together with
                                 the amount you invested, to estimate the
                                 expenses you paid over the period. Simply
                                 divide your account value by $1,000 (for
                                 example, an $8,600 account value divided by
                                 $1,000 = 8.6), then multiply the result by the
                                 number in the first section of the table under
                                 the heading entitled "Expenses Paid During the
                                 Period" to estimate the expenses you paid over
                                 the period.

HYPOTHETICAL EXAMPLE FOR
   COMPARISON PURPOSES:          The second section of the table provides
                                 information about hypothetical account values
                                 and hypothetical expenses based on the fund's
                                 actual expense ratio and an assumed rate of
                                 return at 5% per year before expenses. This
                                 return is not the fund's actual return. The
                                 hypothetical account values and expenses may
                                 not be used to estimate the actual ending
                                 account balance or expenses you paid for the
                                 period. You may use this information to compare
                                 the ongoing costs of investing in this fund
                                 versus other funds. To do so, compare the
                                 expenses shown in this 5% hypothetical example
                                 with the 5% hypothetical examples that appear
                                 in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

                                             BEGINNING     ENDING      EXPENSES
                                              ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                                         VALUE       VALUE     THE PERIOD*
--------------------------------------------------------------------------------
CLASS S                                        $1,000    $1,096.70      $7.80

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------------
CLASS S                                        $1,000    $1,017.36      $7.50

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS INTERNATIONAL PORTFOLIO

NUMBER OF SHARES                                                  MARKET VALUE +
COMMON STOCKS (89.2%)

ARGENTINA (1.2%)
      22,525   Tenaris SA ADR                                     $   912,037

AUSTRALIA (4.8%)
     798,570   Hardman Resources                                    1,007,656*
     291,080   Paladin Resources                                      887,982*
      88,363   Timbercorp Ltd.                                        263,661
      50,080   Woodside Petroleum                                   1,635,563
                                                                  -----------
                                                                    3,794,862
BELGIUM (3.9%)
      30,420   Euronav SA                                             935,266
       2,103   EVS Broadcast Equipment                                103,731
      17,400   Fortis                                                 591,885
      29,830   InBev NV                                             1,461,836
                                                                  -----------
                                                                    3,092,718
BRAZIL (2.5%)
      34,500   Natura Cosmeticos                                      361,649
      18,185   Petroleo Brasileiro ADR                              1,624,102
                                                                  -----------
                                                                    1,985,751
CANADA (9.9%)
      15,000   Addax Petroleum                                        401,570*
       2,300   Addax Petroleum                                         61,574*(n)
      28,280   Canadian Natural Resources                           1,565,419
     185,700   Centurion Energy  International                      1,172,491*
      31,800   Corus Entertainment, Inc., B Shares                  1,033,857
      40,800   Great Canadian Gaming                                  424,466*
         440   Great Canadian Gaming                                    4,578*++
      20,300   MacDonald Dettwiler                                    836,396*
      11,600   Suncor Energy                                          939,860
      76,560   Talisman Energy                                      1,337,568
                                                                  -----------
                                                                    7,777,779
FRANCE (5.9%)
      13,220   BNP Paribas                                          1,264,455
      52,062   GameLoft                                               385,194*
       3,750   Ipsos                                                  559,219
       4,980   Saft Groupe SA                                         132,365*
       3,600   Societe Generale                                       529,030
      15,590   Total SA ADR                                         1,021,457
         660   Vallourec SA                                           792,779
                                                                  -----------
                                                                    4,684,499
GERMANY (4.3%)
      11,430   Continental AG                                       1,167,298
       8,670   Rhoen-Klinikum AG                                      385,880
       6,680   Techem AG                                              309,005
       6,700   Wacker Chemie AG                                       720,459*
       6,310   Wincor Nixdorf AG                                      805,921
                                                                  -----------
                                                                    3,388,563
GREECE (0.6%)
      11,970   Sarantis SA                                            128,179
       7,710   Titan Cement                                           361,380
                                                                  -----------
                                                                      489,559
HONG KONG (1.6%)
   1,350,000   TPV Technology                                     $ 1,277,520

IRELAND (8.4%)
      32,710   Allied Irish Banks                                     787,902
     149,053   Anglo Irish Bank                                     2,316,826
     143,784   C&C Group                                            1,247,557
      48,106   CRH PLC                                              1,566,929
     221,450   Dragon Oil PLC                                         657,096*
                                                                  -----------
                                                                    6,576,310
ITALY (0.5%)
      31,750   Marazzi Group                                          324,574
      13,510   Milano Assicurazioni                                    98,490
                                                                  -----------
                                                                      423,064
JAPAN (14.8%)
      13,720   Acom Co.                                               744,083
      22,800   Aica Kogyo                                             290,712
     144,000   Brother Industries                                   1,418,558
      23,000   CHIYODA Corp.                                          470,023
      42,900   F.C.C. Co.                                             848,596
      59,900   Heiwa Corp.                                            830,717
       2,800   Hisamitsu Pharmaceutical                                85,830
         100   Hogy Medical                                             5,231
      42,200   Mars Engineering                                     1,345,182
      22,500   Maruichi Steel Tube                                    502,053
      31,300   Nihon Kohden                                           512,532
     108,800   Nissan Motor                                         1,187,721
       4,500   Nissha Printing                                        167,809
      12,600   Nissin Healthcare Food  Service                        170,560
         190   Pasona, Inc.                                           363,390
      88,000   PENTAX CORP.                                           498,773
       2,400   PLENUS Co.                                              81,743
       7,400   Sankyo Co.                                             469,831
     151,000   Sumitomo Metal Industries                              622,436
       6,000   Takeda Pharmaceutical                                  373,084
      43,000   Takuma Co.                                             288,782
      18,889   TENMA Corp.                                            375,289
                                                                  -----------
                                                                   11,652,935
KOREA (2.0%)
      33,790   KT Corp. ADR                                           724,795
      34,900   SK Telecom ADR                                         817,358
                                                                  -----------
                                                                    1,542,153
NETHERLANDS (1.6%)
       8,191   Aalberts Industries NV                                 601,322
       6,372   Sligro Food Group NV                                   337,913
      14,210   Tele Atlas NV                                          299,611*
                                                                  -----------
                                                                    1,238,846
NORWAY (1.9%)
      23,940   Prosafe ASA                                          1,461,175

SPAIN (0.4%)
      10,550   Renta Corp. Real Estate SA                             331,641*

SWEDEN (2.8%)
      14,800   ForeningsSparbanken AB                                 387,703
      93,512   Intrum Justitia AB                                     926,721

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS INTERNATIONAL PORTFOLIO CONT'D

NUMBER OF SHARES                                                   MARKET VALUE+
      25,400  Nobia AB                                             $   823,807
       1,400  Unibet Group PLC                                          37,936
                                                                   -----------
                                                                     2,176,167
SWITZERLAND (0.5%)
      11,380  Advanced Digital Broadcast                               408,801*

UNITED KINGDOM (21.6%)
     224,850  888 Holdings PLC                                         889,580*
     114,017  Barclays PLC                                           1,295,298
      43,860  Barratt Developments                                     768,697
      93,050  Burren Energy                                          1,500,068
      16,001  GlaxoSmithKline PLC                                      446,982
      46,230  Kensington Group                                         880,318
     423,300  MFI Furniture Group                                      845,182
      94,797  NETeller PLC                                           1,044,526*
      57,620  Northern Rock                                          1,065,250
      97,480  Punch Taverns PLC                                      1,576,891
     124,886  Redrow PLC                                             1,149,220
     207,708  RPS Group                                                831,360
      85,180  Trinity Mirror                                           768,486
     167,270  Tullow Oil PLC                                         1,181,298
     735,331  Vodafone Group                                         1,566,758
     102,214  William Hill                                           1,183,885
                                                                   -----------
                                                                    16,993,799
                                                                   -----------
TOTAL COMMON STOCKS
(COST $69,461,083)                                                  70,208,179
                                                                   -----------
PREFERRED STOCKS (5.4%)

BRAZIL (3.2%)
      68,760  Companhia Vale do Rio Doce ADR                       $ 1,415,081
      19,600  Ultrapar Participacoes                                   308,640
       8,500  Ultrapar Participacoes ADR                               133,705
     117,330  Universo Online SA                                       677,268*
                                                                   -----------
                                                                     2,534,694
GERMANY (2.2%)
     1,747  Porsche AG                                               1,687,185

TOTAL PREFERRED STOCKS
(COST $4,151,770)                                                    4,221,879
                                                                   -----------
SHORT-TERM INVESTMENTS (11.6%)
   9,112,275  Neuberger Berman Prime  Money Fund Trust Class
                 (COST $9,112,275)                                   9,112,275#@
                                                                   -----------
TOTAL INVESTMENTS (106.2%)
(COST $82,725,128)                                                  83,542,333##
Liabilities, less cash, receivables and other assets [(6.2%)]       (4,874,450)
                                                                   -----------
TOTAL NET ASSETS (100.0%)                                          $78,667,883
                                                                   -----------

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL PORTFOLIO

                                                  MARKET VALUE     PERCENTAGE OF
INDUSTRY                                         (000'S OMITTED)     NET ASSETS
----------------------------------------------   ---------------   -------------
OIL & GAS                                          $13,845,268         17.6%
BANKS                                                9,118,667         11.6%
AUTOMOBILES & COMPONENTS                             4,890,800          6.2%
TECHNOLOGY--HARDWARE                                 4,104,503          5.2%
HOTELS, RESTAURANTS & LEISURE                        4,102,280          5.2%
CAPITAL GOODS                                        3,353,705          4.3%
COMMERCIAL SERVICES & SUPPLIES                       3,346,126          4.3%
TELECOMMUNICATIONS--WIRELESS                         3,108,911          4.0%
CONSUMER DURABLES & APPAREL                          2,741,724          3.5%
FOOD, BEVERAGE & TOBACCO                             2,709,393          3.4%
CONSTRUCTION MATERIALS                               2,430,362          3.1%
ENERGY SERVICES & EQUIPMENT                          2,396,441          3.0%
MEDIA                                                2,361,562          3.0%
CONSUMER DISCRETIONARY                               2,074,615          2.6%
ENERGY                                               2,060,473          2.6%
MATERIALS--METALS & MINING                           2,037,517          2.6%
FINANCIAL SERVICES                                   1,971,247          2.5%
CHEMICALS                                            1,453,516          1.8%
PHARMACEUTICALS & BIOTECHNOLOGY                        905,896          1.2%
HEALTH CARE EQUIPMENT & SERVICES                       898,412          1.1%
RETAILING                                              845,182          1.1%
DIVERSIFIED FINANCIALS                                 744,083          0.9%
CONSUMER STAPLES                                       466,092          0.6%

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL PORTFOLIO CONT'D

                                                  MARKET VALUE     PERCENTAGE OF
INDUSTRY                                         (000'S OMITTED)     NET ASSETS
----------------------------------------------   ---------------   -------------
TELECOMMUNICATIONS--DIVERSIFIED                    $   408,801           0.5%
TECHNOLOGY                                             385,194           0.5%
HOUSEHOLD & PERSONAL PRODUCTS                          361,649           0.5%
REAL ESTATE                                            331,641           0.4%
ELECTRIC UTILITIES                                     309,005           0.4%
TECHNOLOGY--SOFTWARE                                   299,611           0.4%
MATERIALS                                              263,661           0.3%
INSURANCE                                               98,490           0.1%
MEDICAL EQUIPMENT                                        5,231           0.1%
OTHER ASSETS--NET                                    4,237,825           5.4%
                                                   -----------         -----
                                                   $78,667,883         100.0%
                                                   -----------         -----

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS INTERNATIONAL PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $82,731,122. Gross unrealized appreciation of investments was $3,050,285 and gross unrealized depreciation of investments was $2,239,074, resulting in net unrealized appreciation of $811,211, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

(n) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At June 30, 2006, these securities amounted to $61,574 or 0.08% of net assets for the Fund.

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS INTERNATIONAL PORTFOLIO CONT'D

++ Restricted security subject to restrictions on resale under federal securities laws. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The Fund will bear any costs incurred in connection with the disposition of such securities. These securities have been deemed by the investment manager to be liquid. The list below does not include other securities registered under Rule 144A. These securities may also be deemed to be restricted.

                                                                     ACQUISITION
                                                                        COST                       FAIR VALUE
                                                                     PERCENTAGE                    PERCENTAGE
                                                                      OF FUND'S     FAIR VALUE     OF FUND'S
                                                                    NET ASSETS AS      AS OF     NET ASSETS AS
                          RESTRICTED   ACQUISITION   ACQUISITION   OF ACQUISITION    JUNE 30,     OF JUNE 30,
NEUBERGER BERMAN           SECURITY        DATE          COST           DATE           2006           2006
INTERNATIONAL PORTFOLIO      Great
                           Canadian
                            Gaming      07/29/2005       7,269          0.41%          4,578         0.006%

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

                                                                   INTERNATIONAL
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & F)--see
      SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                              $74,430,058
   Affiliated issuers                                                  9,112,275
--------------------------------------------------------------------------------
                                                                      83,542,333
   Cash                                                                        1
   Foreign currency                                                      233,975
   Dividends and interest receivable                                     109,765
   Receivable for securities sold                                        123,656
   Receivable for Fund shares sold                                     1,450,453
   Receivable from administrator--net (Note B)                            16,143
   Prepaid expenses and other assets                                         429
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          85,476,755
--------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                    6,730,356
   Payable for Fund shares redeemed                                        3,075
   Payable to investment manager--net (Notes A & B)                       43,364
   Accrued expenses and other payables                                    32,077
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                      6,808,872
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                  $78,667,883
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                   $76,786,436
   Undistributed net investment income (loss)                            206,530
   Accumulated net realized gains (losses) on investments                860,148
   Net unrealized appreciation (depreciation) in value of
      investments                                                        814,769
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                  $78,667,883
--------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)      6,141,052
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE             $     12.81
--------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                              $73,612,853
   Affiliated issuers                                                  9,112,275
TOTAL COST OF INVESTMENTS                                            $82,725,128
--------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                       $   230,714
--------------------------------------------------------------------------------

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2006 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                   INTERNATIONAL
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income-unaffiliated issuers                                 $  391,422
Income from investments in affiliated issuers (Note F)                   96,795
Foreign taxes withheld                                                  (27,891)
--------------------------------------------------------------------------------
Total income                                                            460,326
--------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                 143,486
Administration fee (Note B)                                              50,646
Audit fees                                                               16,733
Custodian fees (Note B)                                                  98,572
Distribution fees (Note B)                                               42,205
Insurance expense                                                           143
Legal fees                                                                4,239
Shareholder reports                                                       5,436
Trustees' fees and expenses                                              13,849
Miscellaneous                                                               388
--------------------------------------------------------------------------------
Total expenses                                                          375,697
Expenses reimbursed by administrator (Note B)                          (119,025)
Investment management fee waived (Note A)                                (1,647)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                       (1,181)
--------------------------------------------------------------------------------
Total net expenses                                                      253,844
--------------------------------------------------------------------------------
Net investment income (loss)                                            206,482
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers               736,090
   Foreign currency                                                      69,201
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                   293,262
   Foreign currency                                                      (2,219)
--------------------------------------------------------------------------------
Net gain (loss) on investments                                        1,096,334
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,302,816
--------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                          INTERNATIONAL PORTFOLIO
                                                                      -------------------------------
                                                                       SIX MONTHS      PERIOD FROM
                                                                         ENDED        APRIL 29, 2005
                                                                        JUNE 30,      (COMMENCEMENT
                                                                          2006      OF OPERATIONS) TO
                                                                      (UNAUDITED)   DECEMBER 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $   206,482      $    21,931
Net realized gain (loss) on investments                                   805,291           99,369
Change in net unrealized appreciation (depreciation) of investments       291,043          523,726
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         1,302,816          645,026
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                          --          (12,395)
Net realized gain on investments                                               --          (54,767)
-----------------------------------------------------------------------------------------------------
Total distributions to shareholders                                            --          (67,162)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                              66,528,172       12,321,779
Proceeds from reinvestment of dividends and distributions                      --           67,162
Payments for shares redeemed                                           (1,826,495)        (320,597)
Redemption fees retained (Note A)                                          15,056            2,126
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Fund share transactions                   64,716,733       12,070,470
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                  66,019,549       12,648,334
NET ASSETS:
Beginning of period                                                    12,648,334               --
-----------------------------------------------------------------------------------------------------
End of period                                                         $78,667,883      $12,648,334
-----------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period           $   206,530      $        48
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS INTERNATIONAL PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: International Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund commenced operations on April 29, 2005 and currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

NOTES TO FINANCIAL STATEMENTS International Portfolio cont'd and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gain and losses and non-deductible start-up costs were reclassified at year end. These reclassifications had no effect on the net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the period ended December 31, 2005 was as follows:

                                              DISTRIBUTIONS PAID FROM:
                                                   ORDINARY INCOME        TOTAL
                                                        2005               2005
                                                      $67,162            $67,162

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                                       UNDISTRIBUTED     UNREALIZED
                                          ORDINARY      APPRECIATION
                                           INCOME      (DEPRECIATION)    TOTAL
                                          $60,517         $518,114      $578,631

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and passive foreign investment companies.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Effective October 4, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to act as agent for the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned." For the six months ended June 30, 2006, the Fund had no securities on loan.

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11 REDEMPTION OF FUND SHARES: The Fund charges a redemption fee of 1% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by the Fund as Paid-in capital. For the six months ended June 30, 2006, the Fund received $15,056 in redemption fees.

12   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $1,647 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30, 2006, income earned under this Arrangement amounted to $96,795 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

NOTES TO FINANCIAL STATEMENTS INTERNATIONAL PORTFOLIO CONT'D

13 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover,

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expense at 1.50%. Management may, at its sole discretion, terminate this voluntary reimbursement commitment without notice. For the six months ended June 30, 2006, such excess expenses amounted to $119,025. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management under the contractual Expense Limitation, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to Management under this agreement. At June 30, 2006, contingent liabilities to Management under this agreement were as follows:

                                                  EXPIRING IN:
                                                  2008      2009      TOTAL
                                                $91,847   $34,621   $126,468

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $1,178

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $3.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended June 30, 2006, there were purchase and sale transactions (excluding short-term securities) of $68,085,341 and $5,246,285, respectively.

     During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $59,571, of which Neuberger received $0, Lehman Brothers Inc. received $5,513, and other brokers received $54,058.

NOTES TO FINANCIAL STATEMENTS INTERNATIONAL PORTFOLIO CONT'D

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the period ended December 31, 2005 was as follows:

                                         FOR THE SIX MONTHS     FOR THE PERIOD
                                           ENDED JUNE 30,     ENDED DECEMBER 31,
                                                2006                 2005
     SHARES SOLD                              5,205,724           1,105,462
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS AND DISTRIBUTIONS                  --               5,780
     SHARES REDEEMED                           (147,740)            (28,174)
                                              ---------           ---------
     TOTAL                                    5,057,984           1,083,068
                                              ---------           ---------

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was one of three holders of a single $20,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $20,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                         INCOME FROM
                                                                              BALANCE OF                INVESTMENTS IN
                                     BALANCE OF       GROSS        GROSS        SHARES                    AFFILIATED
                                    SHARES HELD     PURCHASES      SALES         HELD        VALUE         ISSUERS
                                    DECEMBER 31,       AND          AND        JUNE 30,     JUNE 30,     INCLUDED IN
     NAME OF ISSUER                     2005        ADDITIONS    REDUCTIONS      2006         2006       TOTAL INCOME
     Neuberger Berman Prime Money
        Fund Trust Class**            1,680,394     46,673,397   39,241,516    9,112,275   $9,112,275       $96,795

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS INTERNATIONAL PORTFOLIO

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

                                                   SIX MONTHS     PERIOD FROM
                                                     ENDED         APRIL 29,^
                                                    JUNE 30,    TO DECEMBER 31,
                                                  -----------   ---------------
                                                      2006            2005
                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.68        $ 10.00
                                                     ------        -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                           .08            .07
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED
   AND UNREALIZED)                                     1.04           1.67
                                                     ------        -------
TOTAL FROM INVESTMENT OPERATIONS                       1.12           1.74
                                                     ------        -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                    --           (.01)
NET CAPITAL GAINS                                        --           (.06)
                                                     ------        -------
TOTAL DISTRIBUTIONS                                      --           (.07)
REDEMPTION FEES@                                        .01            .01
                                                     ------        -------
NET ASSET VALUE, END OF PERIOD                       $12.81        $ 11.68
                                                     ------        -------
TOTAL RETURN++                                        +9.67%**      +17.50%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)              $ 78.7        $  12.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#         1.51%*         1.51%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++          1.50%*         1.50%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                           1.22%*        0.91%*
PORTFOLIO TURNOVER RATE                                  15%**          29%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS INTERNATIONAL PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                 SIX MONTHS       PERIOD FROM
                                                   ENDED       APRIL 29, 2005 TO
                                               JUNE 30, 2006   DECEMBER 31, 2005
                                                   2.22%             5.84%

^    The date investment operations commenced.

@ Calculated based on the average number of shares outstanding during the fiscal period.

*    Annualized.

**   Not annualized.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                                                              |NEUBERGER|BERMAN|
                                                       A LEHMAN BROTHERS COMPANY

Semi-Annual Report
June 30, 2006

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

LIMITED
MATURITY
BOND
PORTFOLIO(R)

B0734 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

LIMITED MATURITY BOND PORTFOLIO MANAGERS' COMMENTARY

For the six months ended June 30, 2006, the Neuberger Berman Advisers Management Trust (AMT) Limited Maturity Bond Portfolio provided a modestly positive return, in line with its benchmark, the Merrill Lynch 1-3 Year Treasury Index.(1, 2)

The beginning of the reporting period was marked by the first inversion of the yield curve (in which longer term investments yield less than shorter term investments) since 2000. An inverted yield curve has traditionally been interpreted as a sign of impending recession. However, after an almost three-month inversion, moribund long-term rates finally started to rise. The yield curve returned to its normal shape as long rates began to edge up toward the end of March but flattened again near the close of the six-month period, reflecting investors' lack of focus on long-term inflation.

After raising rates 17 times in succession, the Federal Reserve appears to be near an end to the current cycle of tightening. However, Fed Chairman Ben Bernanke has repeatedly warned market participants not to make assumptions about the future path of interest rates. The Fed has reiterated several times that the effect of rate hikes on the economy tends to lag their enactment, and that any future rate increases will depend on forthcoming data. The Fed's statement at the end of June cited the moderating pace of economic growth in the second quarter as having the potential to help limit ongoing inflation pressures, but specifically reiterated that the Fed will remain data dependent in determining future moves.

We have continued to maintain a defensive posture, albeit less than in the recent past, with Portfolio duration (a standard measure of the sensitivity of a bond's price to interest rate movements) at a slightly lower level than that of our benchmark index. During the six-month period, our duration posture helped to protect the Portfolio from the impact of higher interest rates, and we made opportunistic sector allocations in order to enhance yield.

The most significant sector reallocation was toward AAA-rated mortgage-backed securities that are primarily backed by shorter duration adjustable rate mortgages. These purchases were funded through the sale of corporate bonds, asset-backed securities, and U.S. government agency notes. The transactions allowed us to increase the yield of the Portfolio and also increase credit quality.

The economy has remained more resilient than many onlookers would have forecasted, but we are still concerned about the effects of a cooling housing market, higher oil prices and the potential for increased inflation. Combined with persistent tightening of monetary policy, this gives us some concern about the increased potential for event risk, as all of these factors may put pressure on issuers. To protect principal, we have focused intently on credit quality, and are maintaining the bulk of the Portfolio in AAA, AA and A securities, with only a small (5.1%) allocation to BBB-rated securities.

We currently expect to remain defensively positioned with regard to duration, and currently intend to return to a neutral stance only when it becomes clearer that the Fed's long tightening campaign is closer to an end. With corporate spreads still tight and heightened event risk continuing to be an issue, we intend to maintain our high-quality bias and avoid exposing the Portfolio to unnecessary credit risk. Instead, we are likely to continue increasing our mortgage allocation and stand ready to take advantage of widening corporate spreads should they occur. We believe that the continued trend of rising interest rates has set the

LIMITED MATURITY BOND PORTFOLIO MANAGERS' COMMENTARY CONT'D

stage for higher future fixed income returns. We believe that the Neuberger Berman AMT Limited Maturity Bond Portfolio is poised to benefit from the current environment of higher interest rates and a Fed that is nearing the end of the current cycle of tightening.

In closing, our investment philosophy of research-driven security selection, opportunistic sector allocation and duration management has allowed us to provide our investors with consistent and secure returns, regardless of interest rates and market cycles.

Sincerely,


/s/ John Dugenske                       /s/ Thomas Sontag
-------------------------------------   ----------------------------------------
JOHN DUGENSKE                           THOMAS SONTAG
PORTFOLIO CO-MANAGER                    PORTFOLIO CO-MANAGER

RATING DIVERSIFICATION
(% BY RATINGS)

AAA/Government/Government Agency   68.0%
AA                                  7.7
A                                  15.0
BBB                                 5.1
BB                                  0.4
B                                   0.0
CCC                                 0.0%
CC                                  0.0
C                                   0.0
D                                   0.0
Not Rated                           0.0
Short Term                          3.8

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

(1.) 1.11% was the cumulative total return for the 6-month period. 1.77%, 3.00% and 4.30% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six months ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND
   PERFORMANCE:                  The first section of the table provides
                                 information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR
   COMPARISON PURPOSES:          The second section of the table provides
                                 information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LIMITED MATURITY BOND PORTFOLIO


                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Class I                       $1,000    $1,011.10      $3.79

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Class I                       $1,000    $1,021.03      $3.81

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND PORTFOLIO

PRINCIPAL AMOUNT                                                               RATING      MARKET VALUE +
                                                                           MOODY'S   S&P
MORTGAGE-BACKED SECURITIES (51.3%)

ADJUSTABLE RATE MORTGAGES
$5,454,200   Adjustable Rate Mortgage Trust, Ser. 2005-10,
                Class 4A1, 5.39%, due 1/25/36                                Aaa     AAA    $  5,369,635
 2,278,861   Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
                5.39%, due 9/20/35                                           Aaa     AAA       2,247,152
 5,623,210   Banc of America Funding Corp., Ser. 2005-H, Class 7A1,
                5.70%, due 11/20/35                                                  AAA       5,593,756
 4,548,820   Banc of America Funding Corp., Ser. 2006-A, Class 3A2,
                5.93%, due 2/20/36                                                   AAA       4,547,364
 6,855,443   Countrywide Home Loans, Ser. 2006-HYB3, Class 1A1A,
                5.54%, due 5/20/36                                           Aaa     AAA       6,807,503
 6,531,500   Credit Suisse First Boston Mortgage Securities Corp.,
                Ser. 2004-AR4, Class 2A1, 4.70%, due 5/25/34                 Aaa     AAA       6,396,970
 5,683,527   First Horizon Mortgage Pass-Through Trust, Ser 2005-AR5,
                Class 2A1, 5.46%, due 11/25/35                                       AAA       5,601,894
 6,082,735   GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1,
                 5.64%, due 4/19/36                                          Aaa     AAA       5,972,637
 4,463,522   Harborview Mortgage Loan Trust, Floating Rate,
                Ser. 2004-4, Class 3A, 2.98%, due 4/19/07                    Aaa     AAA       4,377,491
 5,850,000   Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A,
                6.48%, due 6/19/36                                           Aaa     AAA       5,908,500(OO)
 5,629,862   Indymac Index Mortgage Loan Trust, Ser. 2005-AR23,
                Class 2A1, 5.56%, due 11/25/35                               Aaa     AAA       5,561,580
 6,104,438   Indymac Index Mortgage Loan Trust, Ser. 2006-AR3,
                Class 2A1A, 6.43%, due 3/25/36                               Aaa     AAA       6,156,059(OO)
 5,363,475   Lehman XS Trust, Ser. 2005-1, Class 2A1, 4.66%,
                due 5/28/08                                                  Aaa     AAA       5,269,231
 6,633,828   J.P. Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1,
                5.95%, due 5/25/36                                                   AAA       6,592,102
 5,503,611   J.P. Morgan Mortgage Trust, Ser. 2005-ALT1, Class 2A1,
                5.65%, due 10/25/35                                                  AAA       5,447,097
 9,600,836   Master Adjustable Rate Mortgages Trust, Ser. 2005-6,
                Class 3A2, 5.07%, due 7/25/35                                Aaa     AAA       9,491,319
 5,722,760   Nomura Asset Acceptance Corp., Ser 2005-AR6,
                Class 2A1, 5.80%, due 12/25/35                               Aaa     AAA       5,689,381
 5,626,643   Residential Accredit Loans, Inc., Ser. 2005-QA10,
                Class A31, 5.63%, due 9/25/35                                Aaa     AAA       5,571,747
 3,817,241   Residential Accredit Loans, Inc., Ser. 2006-QA1,
                Class A21, 6.01%, due 1/25/36                                Aaa     AAA       3,807,484

COMMERCIAL MORTGAGE BACKED
 3,769,170   Banc of America Commercial Mortgage, Inc., Ser. 2005-1,
                Class A1, 4.36%, due 11/10/42                                        AAA       3,727,768
 5,933,740   Banc of America Commercial Mortgage, Inc., Ser. 2005-6,
                Class A1, 5.00%, due 9/10/47                                 Aaa     AAA       5,838,405
 6,157,453   J.P. Morgan Chase Commercial Mortgage Securities Corp.,
                Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44                Aaa     AAA       6,060,402

MORTGAGE-BACKED NON-AGENCY
 3,126,571   Countrywide Home Loans, Ser. 2005-R2, Class 2A4,
                8.50%, due 6/25/35                                           Aaa     AAA       3,294,925(n)
 4,440,000   Greenwich Capital Commercial Funding Corp., Ser 2002-C1,
                Class A3, 4.50%, due 1/11/17                                 Aaa     AAA       4,284,852
 7,114,227   GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4,
                8.50%, due 3/25/35                                           Aaa     AAA       7,471,524(n)
 1,406,103   GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4,
                8.50%, due 9/25/35                                           Aaa     AAA       1,477,373

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND PORTFOLIO CONT'D

PRINCIPAL AMOUNT                                                                RATING       MARKET VALUE +
                                                                            MOODY'S    S&P
FANNIE MAE
$    3,511,396   Fannie Mae Whole Loan, Ser. 2004-W8, Class PT,
                 10.11%, due 6/25/44                                          Aaa     AAA     $  3,873,769(u)
FREDDIE MAC
        12,310   Mortgage Participation Certificates, 10.00%, due 4/1/20      AGY     AGY           13,402
       214,052   Pass-Through Certificates 5.00%, due 2/1/07                  AGY     AGY          212,163
     4,417,142   Pass-Through Certificates 8.00%, due 11/1/26                 AGY     AGY        4,670,505
     2,878,302   Pass-Through Certificates 8.50%, due 10/1/30                 AGY     AGY        3,082,817
                                                                                              ------------
                 TOTAL MORTGAGE-BACKED SECURITIES
                 (COST $152,407,472)                                                           150,416,807
                                                                                              ------------
CORPORATE DEBT SECURITIES (29.2%)
     4,130,000   Bank of America Corp., Senior Notes, 3.88%,
                    due 1/15/08                                               Aa2     AA-        4,027,357
     2,990,000   Bank of New York Co., Inc., Senior Notes, 5.20%,
                    due 7/1/07                                                Aa3      A+        2,973,884
     3,300,000   Bear Stearns Co., Inc., Notes, 4.00%, due 1/31/08             A1      A         3,222,651
     3,100,000   Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07         Aaa     AAA        3,034,717
     3,250,000   Boeing Capital Corp., Senior Notes, 5.75%, due 2/15/07        A2      A         3,252,870
     3,350,000   CIT Group, Inc., Senior Notes, 3.88%, due 11/3/08             A2      A         3,221,762
     3,000,000   Comcast Cable Communications, Notes, 8.38%,
                    due 5/1/07                                                Baa2    BBB+       3,063,132
     4,175,000   Credit Suisse First Boston USA, Inc., Notes, 4.63%,
                    due 1/15/08                                               Aa3     AA-        4,116,308
     2,500,000   DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes,
                    4.05%, due 6/4/08                                          A3     BBB        2,417,143(OO)
     1,150,000   Enterprise Products Operating LP, Senior Notes, 4.00%,
                    due 10/15/07                                              Baa3    BB+        1,118,926
     4,100,000   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08         Aa3      A+        4,012,231
     3,300,000   Hewlett-Packard Co., Senior Notes, 5.50%, due 7/1/07          A3      A-        3,293,469
     4,500,000   HSBC Financial Corp., Notes, 4.13%, due 12/15/08             Aa3     AA-        4,348,885(OO)
     4,600,000   International Lease Finance Corp., Unsubordinated Notes,
                    3.50%, due 4/1/09                                          A1     AA-        4,340,569(OO)
     1,285,000   J.P. Morgan Chase & Co., Subordinated Notes, 7.25%,
                    due 6/1/07                                                 A1      A         1,299,247
     3,500,000   John Deere Capital Corp., Notes, 3.90%, due 1/15/08           A3      A-        3,411,968
     2,175,000   Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                  A3     BBB+       2,167,525
     1,550,000   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07         Baa3    BBB+       1,561,561
     2,475,000   MBNA Corp., Notes, 4.63%, due 9/15/08                        Aa2     AA-        2,423,183
     4,300,000   Merrill Lynch & Co., Notes, 4.25%, due 9/14/07               Aa3      A+        4,235,797
     3,850,000   Morgan Stanley, Bonds, 5.80%, due 4/1/07                     Aa3      A+        3,852,052
     2,525,000   News America Holdings, Inc., Guaranteed Notes, 7.38%,
                    due 10/17/08                                              Baa2    BBB        2,610,560
     1,540,000   Sprint Capital Corp., Guaranteed Notes, 6.00%,
                    due 1/15/07                                               Baa2     A-        1,542,065
     3,300,000   Target Corp., Notes, 3.38%, due 3/1/08                        A2      A+        3,184,797
     3,000,000   Time Warner Entertainment LP, Notes, 7.25%, due 9/1/08       Baa2    BBB+       3,085,734
     3,200,000   Verizon Global Funding Corp., Senior Unsecured Notes,
                    4.00%, due 1/15/08                                         A3      A         3,119,162
     3,300,000   Verizon Wireless Capital, Notes, 5.38%, due 12/15/06          A2      A         3,296,363
     3,500,000   Wells Fargo & Co., Notes, 3.13%, due 4/1/09                  Aa1     AA-        3,279,416
                                                                                              ------------
                 TOTAL CORPORATE DEBT SECURITIES
                 (COST $87,122,247)                                                             85,513,334
                                                                                              ------------
FOREIGN GOVERNMENT SECURITIES^ (3.2%)
 EUR 4,800,000   Bundesobligation 3.50%, due 10/10/08                         Aaa     AAA        6,115,197
 EUR 2,540,000   Bundesobligation 3.25%, due 4/17/09                          Aaa     AAA        3,208,970
                                                                                              ------------
                 TOTAL FOREIGN GOVERNMENT SECURITIES
                 (COST $9,230,724)                                                               9,324,167
                                                                                              ------------

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND PORTFOLIO CONT'D

PRINCIPAL AMOUNT                                                                RATING      MARKET VALUE +
                                                                            MOODY'S   S&P
ASSET-BACKED SECURITIES (12.2%)
$ 5,000,000   Capital Auto Receivables Asset Trust, Ser. 2004-2,
                 Class A3, 3.58%, due 1/15/09                                 Aaa     AAA    $  4,891,980
  3,606,095   Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3,
                 3.34%, due 5/25/26                                           Aaa     AAA       3,528,637
  6,580,000   Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4,
                 2.94%, due 6/15/10                                           Aaa     AAA       6,424,172
  3,693,073   Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3, 3.48%,
                 due 11/15/08                                                 Aaa     AAA       3,654,028
  2,000,000   John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%,
                 due 6/15/09                                                  Aaa     AAA       1,968,548
  3,800,000   Nissan Auto Receivables Owner Trust, Ser. 2005-A,
                 Class A3, 3.54%, due 10/15/08                                Aaa     AAA       3,752,676
 17,332,500   Nomura Asset Acceptance Corp., Ser. 2006-AP1,
                 Class AIO, 4.50%, Interest Only Security due 1/25/36         Aaa     AAA         633,711
  9,086,667   Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO,
                 10.00%, Interest Only Security due 4/25/36                   Aaa     AAA       1,003,432(n)
  7,980,000   Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO,
                  20.00%, Interest Only Security due 8/25/35                  Aaa     AAA       1,277,422
 13,919,874   Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO,
                 20.00%, Interest Only Security due 10/25/35                  Aaa     AAA       2,548,520
  4,150,888   Saxon Asset Securities Trust, Ser. 2004-2, Class AF2,
                 4.15%, due 8/25/35                                           Aaa     AAA       4,102,472
  1,950,000   USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%,
                 due 7/15/09                                                  Aaa     AAA       1,925,659
                                                                                             ------------
              TOTAL ASSET-BACKED SECURITIES
              (COST $36,540,733)                                                               35,711,257
                                                                                             ------------
REPURCHASE AGREEMENT (3.7%)
 10,990,000   State Street Bank and Trust Co., Repurchase Agreement,
                 4.88%, due 7/3/06, dated 6/30/06, Maturity Value
                 $10,994,469 Collateralized by $11,320,000
                 Freddie Mac, 4.88% due 5/15/07
                 (Collateral Value $11,355,432)
                 (COST $10,990,000)                                                            10,990,000#
                                                                                             ------------
              TOTAL INVESTMENTS (99.6%)
              (COST $296,291,176)                                                             291,955,565##

              Cash, receivables and other assets, less liabilities (0.4%)                       1,200,359
                                                                                             ------------
              TOTAL NET ASSETS (100.0%)                                                      $293,155,924
                                                                                             ------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND PORTFOLIO

+ Investments in securities by Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was 297,418,992. Gross unrealized appreciation of investments was $128,555 and gross unrealized depreciation of investments was $5,591,982, resulting in net unrealized depreciation of $5,463,427 based on cost for U.S. federal income tax purposes.

(n) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At June 30, 2006, these securities amounted to $11,769,881 or 4.0% of net assets for the Fund.

(OO) All or a portion of this security is segregated as collateral for financial futures and/or forward currency contracts.

(u) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2006.

^ Principal amount is stated in the currency in which the security is denominated.

     EUR = Euro Currency

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                              LIMITED MATURITY
                                                                                          BOND PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                    $291,955,565
   Cash                                                                                           5,790
   Foreign currency                                                                             105,486
   Interest receivable                                                                        2,261,508
   Receivable for Fund shares sold                                                               97,113
   Receivable for variation margin (Note A)                                                       8,047
   Prepaid expenses and other assets                                                              9,309
-------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                294,442,818
-------------------------------------------------------------------------------------------------------
LIABILITIES
   Net Payable for forward foreign currency exchange contracts (Note C)                         371,512
   Payable for Fund shares redeemed                                                             690,207
   Payable to investment manager (Note B)                                                        61,025
   Payable to administrator (Note B)                                                             97,639
   Accrued expenses and other payables                                                           66,511
-------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                             1,286,894
-------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                        $293,155,924
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $304,038,110
   Undistributed net investment income (loss)                                                18,047,306
   Accumulated net realized gains (losses) on investments                                   (24,249,139)
   Net unrealized appreciation (depreciation) in value of investments                        (4,680,353)
-------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                        $293,155,924
-------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                            22,945,489
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                   $      12.78
-------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                    $296,291,176
TOTAL COST OF FOREIGN CURRENCY                                                             $    101,260
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2006 (UNAUDITED)

STATEMENT OF OPERATIONS

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                              LIMITED MATURITY
                                                                          BOND PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                      $ 7,419,416
--------------------------------------------------------------------------------------
Total income                                                                 7,419,416
--------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Note B)                                             410,191
Administration fee (Note B)                                                    656,305
Audit fees                                                                      18,220
Custodian fees (Note B)                                                         75,424
Insurance expense                                                                7,446
Legal fees                                                                      31,067
Shareholder reports                                                             27,025
Trustees' fees and expenses                                                     13,786
Interest expense                                                                 4,894
Miscellaneous                                                                    7,466
--------------------------------------------------------------------------------------
Total expenses                                                               1,251,824
Expenses reduced by custodian fee expense offset arrangement (Note B)           (5,919)
--------------------------------------------------------------------------------------
Total net expenses                                                           1,245,905
--------------------------------------------------------------------------------------
Net investment income (loss)                                                 6,173,511
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                   (1,302,518)
   Financial futures contracts                                                  31,394
   Foreign currency                                                            (76,755)
   -----------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                         (731,366)
   Foreign currency                                                           (531,309)
   Financial futures contracts                                                  14,922
   -----------------------------------------------------------------------------------
Net gain (loss) on investments                                              (2,595,632)
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $ 3,577,879
--------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                      LIMITED MATURITY BOND PORTFOLIO
                                                                      -------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                SIX MONTHS
                                                                            ENDED           YEAR
                                                                           JUNE 30,         ENDED
                                                                             2006       DECEMBER 31,
                                                                         (UNAUDITED)        2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                            $   6,173,511   $  9,105,613
Net realized gain (loss) on investments                                    (1,347,879)    (1,248,668)
Change in net unrealized appreciation (depreciation) of investments        (1,247,753)    (3,218,336)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             3,577,879      4,638,609
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                              --     (9,541,728)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                  52,868,352     79,681,621
Proceeds from reinvestment of dividends and distributions                          --      9,541,728
Payments for shares redeemed                                             (104,545,331)   (66,419,947)
----------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                      (51,676,979)    22,803,402
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                     (48,099,100)    17,900,283
NET ASSETS:
Beginning of period                                                       341,255,024    323,354,741
----------------------------------------------------------------------------------------------------
End of period                                                           $ 293,155,924   $341,255,024
----------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period             $  18,047,306   $ 11,873,795
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS LIMITED MATURITY BOND PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     until the contractual settlement date. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 25% of its total assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the six months ended June 30, 2006, the Fund entered into financial futures contracts. At June 30, 2006, open positions in financial futures contracts were:

                                                                   UNREALIZED
     EXPIRATION                OPEN CONTRACTS          POSITION   DEPRECIATION

     September 2006   90 U.S. Treasury Notes, 2 Year     Long        $14,922

     At June 30, 2006, the Fund had deposited $88,256 in Fannie Mae Whole Loan, 9.99%, due 6/25/44, in a segregated account to cover margin requirements on open financial futures contracts.

NOTES TO FINANCIAL STATEMENTS LIMITED MATURITY BOND PORTFOLIO CONT'D

7 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and expired capital loss carryover were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:


                   DISTRIBUTIONS PAID FROM:
          ORDINARY INCOME                TOTAL
        2005          2004         2005         2004
     $9,541,728   $11,800,669   $9,541,728   11,800,669

     As of June 30, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                         UNREALIZED          LOSS
      UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
     ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS      TOTAL
       $11,873,795      $(5,484,966)     $(20,848,894)  $(14,460,065)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain foreign currency contracts, and post-October losses.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2005, the Fund elected to defer $664,147 net capital losses arising between November 1, 2005 and December 31, 2005.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:


                              EXPIRING IN:
         2006         2007        2008         2012         2013
     $2,478,607   $3,975,890   $6,386,624   $2,710,070   $4,632,986

8 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

9 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

11 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

NOTES TO FINANCIAL STATEMENTS LIMITED MATURITY BOND PORTFOLIO CONT'D

13 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2006, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to Management under this agreement. At June 30, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $5,919.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the six months ended June 30, 2006 were as follows:

                                                                    SALES AND MATURITIES
       PURCHASES OF    PURCHASES EXCLUDING   SALES AND MATURITIES         EXCLUDING
     U.S. GOVERNMENT     U.S. GOVERNMENT      OF U.S. GOVERNMENT     U.S. GOVERNMENT AND
        AND AGENCY          AND AGENCY             AND AGENCY              AGENCY
       OBLIGATIONS          OBLIGATIONS           OBLIGATIONS            OBLIGATIONS
       $29,080,111         $90,666,432            $73,921,046            $93,470,170

     During the six months ended June 30, 2006, the Fund entered into various contracts to deliver currencies at specified future dates. At June 30, 2006, open contracts were as follows:

                    CONTRACTS TO   IN EXCHANGE   SETTLEMENT                 NET UNREALIZED
        SELL          DELIVER          FOR          DATE         VALUE       DEPRECIATION
     Euro Dollar   9,375,000 EUR   $11,623,473     7/19/06    $11,995,949      $372,746

                    CONTRACTS TO   IN EXCHANGE   SETTLEMENT                 NET UNREALIZED
         BUY          DELIVER          FOR          DATE         VALUE       APPRECIATION
     Euro Dollar   2,300,000 EUR    $2,941,838     7/19/06    $2,943,072        $1,234

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the year ended December 31, 2005 was as follows:


                                        FOR THE SIX MONTHS      FOR THE YEAR
                                          ENDED JUNE 30,     ENDED DECEMBER 31,
                                               2006                 2005
     SHARES SOLD                             4,163,282            6,216,359
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS AND DISTRIBUTIONS                 --              759,087
     SHARES REDEEMED                        (8,217,184)          (5,191,435)
                                            ----------           ----------
     TOTAL                                  (4,053,902)           1,784,011
                                            ----------           ----------

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds

NOTES TO FINANCIAL STATEMENTS LIMITED MATURITY BOND PORTFOLIO CONT'D

     Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. For the period ended June 30, 2006, the Fund utilized this line of credit in the amount of $37,775,091, with an interest rate of 5.375%. The loan was outstanding for one day with a total interest amount charged to the fund of $4,894 and is reflected in the Statement of Operations under the caption "Interest expense." There were no loans outstanding for the Fund pursuant to this line of credit at June 30, 2006.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS LIMITED MATURITY BOND PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                   SIX MONTHS ENDED
                                                       JUNE 30,                 YEAR ENDED DECEMBER 31,
                                                   ----------------   ------------------------------------------
                                                         2006          2005     2004     2003     2002     2001
                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                     $12.64       $12.82   $13.20   $13.50   $13.47   $13.19
                                                         ------       ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                              .24          .35      .30      .37      .53      .74O
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                          (.10)        (.17)    (.20)    (.05)     .16      .37O
                                                         ------       ------   ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS                            .14          .18      .10      .32      .69     1.11
                                                         ------       ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                        --         (.36)    (.48)    (.62)    (.66)    (.83)
                                                         ------       ------   ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD                           $12.78       $12.64   $12.82   $13.20   $13.50   $13.47
                                                         ------       ------   ------   ------   ------   ------
TOTAL RETURN+++                                           +1.11%**     +1.44%   +0.78%   +2.42%   +5.34%   +8.78%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                  $293.2       $341.3   $323.4   $306.4   $372.6   $292.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#              .76%*        .75%     .73%     .74%     .76%     .73%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                 .76%*        .75%     .73%     .74%     .76%     .73%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                              3.76%*       2.77%    2.28%    2.73%    4.01%    5.63%(O)
PORTFOLIO TURNOVER RATE                                      37%**       133%     132%      84%     120%      89%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS LIMITED MATURITY BOND PORTFOLIO

+++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ Calculated based on the average number of shares outstanding during each fiscal period.

(O) For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                                YEAR ENDED
                                                               DECEMBER 31,
                                                                   2001

        NET INVESTMENT INCOME                                     $(.02)
        NET GAINS OR LOSSES ON SECURITIES                           .02
        RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS       (.11%)

@ Had the Fund not utilized the Line of Credit, the annualized expense ratio of net expenses to average daily net assets would have been:

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,
                                                                     2006

                                                                     .76%

*       Annualized.

**      Not annualized.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                                                              |NEUBERGER|BERMAN|
                                                       A LEHMAN BROTHERS COMPANY

Semi-Annual Report
June 30, 2006

Neuberger Berman
Advisers
Management
Trust

Mid-Cap
Growth
Portfolio(R)

B0736 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

MID-CAP GROWTH PORTFOLIO MANAGERS' COMMENTARY

The Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth Portfolio provided a positive return for the six months ended June 30, 2006, outperforming its benchmark, the Russell Midcap Growth Index. Both sector and stock selection were beneficial to returns in a market environment that rewarded stocks based on fundamentals.(1, 2)

Security selection was broadly additive versus the benchmark, with large contributions coming from Energy and Health Care shares. Names that did well in Energy included companies specializing in exploration, development, equipment and servicing related to oil and gas, such as Denbury Resources and Maverick Tube. Within Health Care, biotechnology firms such as Gilead Sciences and Celgene were strong performers. Security selection within Information Technology also contributed to relative performance, with Alliance Data Systems and Cognizant Technology showing particularly strong results. Also beneficial were holdings in Industrials, Consumer Discretionary and Financials. Lastly, within the Telecom sector, our emphasis on wireless companies was additive to performance, due to NII Holdings.

In aggregate, our sector allocation helped relative performance during the reporting period, with our overweight in Telecom and underweight in Consumer Discretionary -- among the market's best and worst performing sectors, respectively -- accounting for much of our outperformance.

In contrast, the largest negative for Portfolio returns during the first half of 2006 was security selection within the Consumer Staples sector, primarily due to weakness in stocks such as Whole Foods, which was a top performer last year.

In general, the first half of 2006 proved frustrating for many equity investors as gains were held in check. First and foremost, the relentless increase of short-term interest rates by the Federal Reserve inhibited stock returns. At each of its meetings, the central bank raised the Fed Funds rate by 25 basis points in order to slow the economy and stop inflation from moving higher. In addition, new Fed Chairman Ben Bernanke has been learning how to lead and communicate with the financial markets.

Matching the rise in interest rates was an upward move in the price of crude oil. Economic growth has increased demand for all commodities, while the price of oil has also responded to growing tensions in the Middle East. Similar to last year, the Energy sector posted one of the highest returns in the equity market during the first half of 2006. Higher commodity prices have been pushing inflation higher (along with interest rates), squeezing consumer disposable income. Since consumer demand is such an important factor in the economy, any slowdown in spending will negatively affect overall economic activity and corporate profitability.

The strong showing by corporations in holding costs in check has contributed to earnings growth at double-digit rates over the past 16 quarters -- the longest streak on record. Since the recession lows in 2001, earnings for the S&P 500 Index have more than doubled, while the index has advanced slightly less than 50%. As stock prices lag earnings gains, the P/E multiple for the S&P 500 has declined to under 15 times forward estimates. Better stock valuation has kept the market from experiencing greater declines.

We currently believe that economic growth will slow, but that a recession can be avoided. We believe the inverted yield curve and corporate spreads are not at levels that indicate that the economy will experience negative growth. The corporate sector is financially strong and profit margins are at historically high levels. Foreign economies are still on a growth path. Our "no recession" premise also rests on our belief that the Federal Reserve will pause in raising rates before tight credit materially harms the economy.

MID-CAP GROWTH PORTFOLIO MANAGERS' COMMENTARY CON'D

We expect the stock market to languish this summer as concerns over the economy increase and uncertainty about Federal Reserve policies remains. However, decent valuations should continue to support stock prices. We believe that an opportunity for more substantial gains will occur in the fourth quarter, when there should be more clarity about the economy, Federal Reserve interest rate policies and the mid-term Congressional election. For now, stock market frustration may stay with us longer.

In terms of sector allocation, Energy is currently an overweight position due to short-term geopolitical risks and global growth. We continue to find good growth potential in the Telecom sector, which remains an overweight as well. Health Care, because of its defensive and high quality characteristics, is also favored. We are market weighted in the Financial, Industrial, Information Technology and Materials sectors. Consumer Discretionary and Staples sectors remain underweights, given our concerns regarding the financial health of the American consumer.

Sincerely,


/s/ Jon D. Brorson
-------------------------------------
JON D. BRORSON
PORTFOLIO MANAGER AND
GROWTH EQUITY TEAM LEADER


/s/ Kenneth J. Turek
-------------------------------------
KENNETH J. TUREK
PORTFOLIO MANAGER

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace                                               2.5%
Basic Materials                                         2.0
Biotechnology                                           5.1
Building, Construction & Furnishing                     0.5
Business Services                                      11.0
Cable Systems                                           0.4
Communications Equipment                                1.0
Consumer Discretionary                                  0.9
Consumer Staples                                        1.8
Diagnostic Equipment                                    1.1
Electrical & Electronics                                0.5
Energy                                                  7.5
Financial Services                                      5.8
Food & Beverage                                         1.0
Hardware                                                0.7
Health Care                                             6.3
Industrial                                              7.4%
Leisure                                                 5.1
Media                                                   1.2
Medical Equipment                                       6.1
Metals                                                  0.5
Oil & Gas                                               2.6
Retail                                                  6.2
Semiconductors                                          4.6
Software                                                1.7
Technology                                              5.4
Telecommunications                                      5.7
Transportation                                          1.3
Utilities                                               0.2
Short-Term Investments                                 10.0
Liabilities, less cash, receivables and other assets   (6.1)

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

(1.) For Class I, 7.00% was the cumulative total return for the 6-month period.
     19.10%, 2.19% and 9.78% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended June 30, 2006. For Class S, 6.91% was the cumulative total return for the 6-month period. 18.78%, 2.00% and 9.66% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended June 30, 2006. Performance shown prior to February 2003 for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns than the Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Russell Midcap(R) Growth Index measures the performance of those
     Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides
                                   information about actual account values and
                                   actual expenses in dollars, based on the
                                   fund's actual performance during the period.
                                   You may use the information in this line,
                                   together with the amount you invested, to
                                   estimate the expenses you paid over the
                                   period. Simply divide your account value by
                                   $1,000 (for example, an $8,600 account value
                                   divided by $1,000 = 8.6), then multiply the
                                   result by the number in the first section of
                                   the table under the heading entitled
                                   "Expenses Paid During the Period" to estimate
                                   the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR
   COMPARISON PURPOSES:            The second section of the table provides
                                   information about hypothetical account values
                                   and hypothetical expenses based on the fund's
                                   actual expense ratio and an assumed rate of
                                   return at 5% per year before expenses. This
                                   return is not the fund's actual return. The
                                   hypothetical account values and expenses may
                                   not be used to estimate the actual ending
                                   account balance or expenses you paid for the
                                   period. You may use this information to
                                   compare the ongoing costs of investing in
                                   this fund versus other funds. To do so,
                                   compare the expenses shown in this 5%
                                   hypothetical example with the 5% hypothetical
                                   examples that appear in the shareholder
                                   reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION As of 6/30/06 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO

                         BEGINNING      ENDING      EXPENSES
                           ACCOUNT      ACCOUNT   PAID DURING
 ACTUAL                      VALUE        VALUE   THE PERIOD*
-------------------------------------------------------------
Class I                     $1,000    $1,070.00         $4.52
Class S                     $1,000    $1,069.10         $5.80

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------
Class I                     $1,000    $1,020.43         $4.41
Class S                     $1,000    $1,019.19         $5.66

* For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS Mid-Cap Growth Portfolio

NUMBER OF SHARES                                                  MARKET VALUE +
COMMON STOCKS (96.1%)
AEROSPACE (2.5%)
   147,500 Precision Castparts                                     $ 8,814,600
   148,600 Rockwell Collins                                          8,302,282
                                                                   -----------
                                                                    17,116,882
BASIC MATERIALS (2.0%)
   228,000 Airgas Inc.                                               8,493,000
   126,000 Ecolab Inc.                                               5,113,080
                                                                   -----------
                                                                    13,606,080
BIOTECHNOLOGY (5.1%)
   368,400 Celgene Corp.                                            17,473,212*
   130,800 Gilead Sciences                                           7,738,128*
   101,900 Myogen, Inc.                                              2,955,100*
   111,200 Pharmaceutical Product Development                        3,905,344
    79,500 Vertex Pharmaceuticals                                    2,918,445*
                                                                   -----------
                                                                    34,990,229
BUILDING, CONSTRUCTION & FURNISHING (0.5%)
   72,600  Eagle Materials                                           3,448,500
BUSINESS SERVICES (11.0%)
   247,100 Alliance Data Systems                                    14,534,422*E
   508,500 CB Richard Ellis Group                                   12,661,650*
   130,500 Corporate Executive Board                                13,076,100
    80,000 Getty Images                                              5,080,800*E
    96,700 Iron Mountain                                             3,614,646*
   120,000 Laureate Education                                        5,115,600*
   161,800 MasterCard, Inc. Class A                                  7,766,400*E
   145,600 Monster Worldwide                                         6,211,296*
    87,300 Trimble Navigation                                        3,897,072*
   125,000 VeriFone Holdings                                         3,810,000*E
                                                                   -----------
                                                                    75,767,986
CABLE SYSTEMS (0.4%)
   130,000 Liberty Global Class A                                    2,795,000*
COMMUNICATIONS EQUIPMENT (1.0%)
   101,700 Harris Corp.                                              4,221,567
   193,200 Tellabs, Inc.                                             2,571,492*
                                                                   -----------
                                                                     6,793,059
CONSUMER DISCRETIONARY (0.9%)
   69,600  Harman International Industries                           5,941,752
CONSUMER STAPLES (1.8%)
   174,400 Shoppers Drug Mart                                        6,334,709
    93,900 Whole Foods Market                                        6,069,696
                                                                   -----------
                                                                    12,404,405
DIAGNOSTIC EQUIPMENT (1.1%)
   291,400 Cytyc Corp.                                               7,389,904*E
ELECTRICAL & ELECTRONICS (0.5%)
   145,600 Jabil Circuit                                             3,727,360
ENERGY (7.5%)
    95,000 Canadian Natural Resources                              $ 5,261,100
   123,600 GlobalSantaFe Corp.                                       7,137,900
   109,100 National-Oilwell Varco                                    6,908,212*
   116,200 Peabody Energy                                            6,478,150
    99,300 Quicksilver Resources                                     3,655,233*
   232,500 Range Resources                                           6,321,675
   179,800 Smith International                                       7,995,706
   175,000 XTO Energy                                                7,747,250E
                                                                   -----------
                                                                    51,505,226
FINANCIAL SERVICES (5.8%)
   111,500 AmeriCredit Corp.                                         3,113,080*
    28,900 Chicago Mercantile Exchange                              14,194,235
    35,000 GFI Group                                                 1,888,250*
    65,100 Legg Mason                                                6,478,752
   128,500 Moody's Corp.                                             6,998,110
   165,400 Nuveen Investments                                        7,120,470
                                                                   -----------
                                                                    39,792,897
FOOD & BEVERAGE (1.0%)
    95,000 Dean Foods                                                3,533,050*
    60,000 Hershey Co.                                               3,304,200
                                                                   -----------
                                                                     6,837,250
HARDWARE (0.7%)
   130,900 Network Appliance                                         4,620,770*
HEALTH CARE (6.3%)
   169,900 Allscripts Healthcare Solutions                           2,981,745*E
   220,400 Cerner Corp.                                              8,179,044*
    70,400 Gen-Probe                                                 3,800,192*
    86,200 Healthways, Inc.                                          4,537,568*
   145,200 IMS Health                                                3,898,620
   240,000 Psychiatric Solutions                                     6,878,400*
    92,100 United Surgical Partners International                    2,769,447*
   200,900 VCA Antech                                                6,414,737*
    82,700 WellCare Health Plans                                     4,056,435*
                                                                   -----------
                                                                    43,516,188
INDUSTRIAL (7.4%)
   118,500 Danaher Corp.                                             7,621,920
   155,300 Dover Corp.                                               7,676,479
   310,000 Fastenal Co.                                             12,489,900
    60,100 Fluor Corp.                                              5,585,093E
   152,900 Rockwell International                                   11,010,329
    89,100 W.W. Grainger                                             6,702,993
                                                                   -----------
                                                                    51,086,714
LEISURE (5.1%)
   150,500 Gaylord Entertainment                                     6,567,820*
   205,300 Hilton Hotels                                             5,805,884
   190,800 Marriott International                                    7,273,296E
   150,400 Scientific Games Class A                                  5,357,248*
   151,100 Station Casinos                                          10,286,888
                                                                   -----------
                                                                    35,291,136

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MID-CAP GROWTH PORTFOLIO CONT'D

NUMBER OF SHARES                                                  MARKET VALUE +
MEDIA (1.2%)
    97,000 E.W. Scripps                                           $  4,184,580
    25,000 Focus Media Holding ADR                                   1,629,000*
    48,300 Lamar Advertising                                         2,601,438*
                                                                  ------------
                                                                     8,415,018
MEDICAL EQUIPMENT (6.1%)
    98,400 C. R. Bard                                                7,208,784
    72,600 Conor Medsystems                                          2,003,034*E
   123,000 Hologic, Inc.                                             6,071,280*
    28,600 Intuitive Surgical                                        3,373,942*
   218,000 Kyphon Inc.                                               8,362,480*
   184,000 ResMed Inc.                                               8,638,800*E
   136,800 Varian Medical Systems                                    6,477,480*
                                                                  ------------
                                                                    42,135,800
METALS (0.5%)
    40,000 Phelps Dodge                                              3,286,400

OIL & GAS (2.6%)
   308,900 Denbury Resources                                         9,782,863*
   155,000 Dresser-Rand Group                                        3,639,400*
   157,500 Western Oil Sands Class A                                 4,370,448*
                                                                   -----------
                                                                    17,792,711
RETAIL (6.2%)
    75,000 Abercrombie & Fitch                                       4,157,250
   209,800 AnnTaylor Stores                                          9,101,124*E
   389,000 Coach, Inc.                                              11,631,100*
    85,200 Fortune Brands                                            6,050,052
   242,100 Nordstrom, Inc.                                           8,836,650
    60,000 Polo Ralph Lauren                                         3,294,000
                                                                  ------------
                                                                    43,070,176
SEMICONDUCTORS (4.6%)
   215,600 MEMC Electronic Materials                                 8,085,000*
   233,200 Microchip Technology                                      7,823,860
   358,400 Microsemi Corp.                                           8,737,792*E
   309,900 PMC-Sierra                                                2,913,060*
   138,100 Varian Semiconductor Equipment                            4,503,441*
                                                                  ------------
                                                                    32,063,153
SOFTWARE (1.7%)
   184,200 Autodesk, Inc.                                            6,347,532*
    62,900 Red Hat                                                   1,471,860*E
   145,100 Salesforce.com, Inc.                                      3,868,366*E
                                                                  ------------
                                                                    11,687,758
TECHNOLOGY (5.4%)
   106,500 Akamai Technologies                                       3,854,235*E
   121,000 aQuantive, Inc.                                           3,064,930*E
   275,000 Arris Group                                               3,608,000*
    71,100 CACI International                                        4,147,263*
   194,800 Cognizant Technology Solutions                           13,123,676*
   116,200 CommScope, Inc.                                           3,651,004*E
    70,300 Logitech International ADR                                2,726,234*
   160,000 Redback Networks                                          2,934,400*
                                                                  ------------
                                                                    37,109,742
TELECOMMUNICATIONS (5.7%)
   228,900 American Tower                                         $  7,123,368*
   481,400 Dobson Communications                                     3,721,222*
   213,500 Leap Wireless International                              10,130,575*
   110,700 NeuStar, Inc.                                             3,736,125*
   255,000 NII Holdings                                             14,376,900*
                                                                  ------------
                                                                    39,088,190
TRANSPORTATION (1.3%)
   167,700 C.H. Robinson Worldwide                                   8,938,410
UTILITIES (0.2%)
    58,200 Mirant Corp.                                              1,559,760*E
TOTAL COMMON STOCKS
   (COST $458,894,664)                                             661,778,456
                                                                  ------------
SHORT-TERM INVESTMENTS (10.0%)
26,043,519 Neuberger Berman Prime Money Fund Trust Class            26,043,519@
42,976,101 Neuberger Berman Securities
   Lending Quality Fund, LLC                                        42,976,101++
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
   (COST $69,019,620)                                               69,019,620#
                                                                  ------------
TOTAL INVESTMENTS (106.1%)
   (COST $527,914,284)                                             730,798,076##
Liabilities, less cash, receivables and other
   assets [(6.1%)]                                                 (42,004,354)
                                                                  ------------
TOTAL NET ASSETS (100.0%)                                         $688,793,722
                                                                  ------------

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS MID-CAP GROWTH PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $529,159,550. Gross unrealized appreciation of investments was $210,062,634 and gross unrealized depreciation of investments was $8,424,108, resulting in net unrealized appreciation of $201,638,526, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

E All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

                                                                        MID-CAP
                                                                         GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (Notes A & F)--see Schedule of Investments:
   Unaffiliated issuers                                           $ 661,778,456
   Affiliated issuers                                                69,019,620
-------------------------------------------------------------------------------
                                                                    730,798,076
   Cash                                                                       1
   Foreign currency                                                      28,282
   Dividends and interest receivable                                    286,268
   Receivable for securities sold                                     8,479,375
   Receivable for Fund shares sold                                       81,687
   Receivable for securities lending income (Note A)                    229,566
   Prepaid expenses and other assets                                     14,945
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        739,918,200
-------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)              42,976,101
   Payable for securities purchased                                   6,752,800
   Payable for Fund shares redeemed                                     673,584
   Payable to investment manager--net (Notes A & B)                     287,540
   Payable to administrator--net (Note B)                               170,647
   Payable for securities lending fees (Note A)                         194,620
   Accrued expenses and other payables                                   69,186
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    51,124,478
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                               $ 688,793,722
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                $ 761,788,031
   Undistributed net investment income (loss)                            38,250
   Accumulated net realized gains (losses) on investments          (275,917,448)
   Net unrealized appreciation (depreciation) in value of
      investments                                                   202,884,889
-------------------------------------------------------------------------------
NET ASSETS AT VALUE                                               $ 688,793,722
-------------------------------------------------------------------------------
NET ASSETS
   Class I                                                        $ 656,536,348
   Class S                                                           32,257,374
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES
   AUTHORIZED)
   Class I                                                           30,260,823
   Class S                                                            1,500,458
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Class I                                                        $       21.70
   Class S                                                                21.50
+SECURITIES ON LOAN, AT MARKET VALUE
-------------------------------------------------------------------------------
   Unaffiliated issuers                                           $  41,669,149
*COST OF INVESTMENTS:
   Unaffiliated issuers                                           $ 458,894,664
   Affiliated issuers                                                69,019,620
TOTAL COST OF INVESTMENTS                                         $ 527,914,284
-------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                    $      27,307
-------------------------------------------------------------------------------

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2006 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                        MID-CAP
                                                                         GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                               $ 2,225,158
Income from securities loaned (affiliated issuers $787,004)
   (Note F)                                                             221,076
Income from investments in affiliated issuers (Note F)                  700,532
Foreign taxes withheld                                                   (7,587)
-------------------------------------------------------------------------------
Total income                                                          3,139,179
-------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                               1,830,545
Administration fee (Note B):
   Class I                                                              999,388
   Class S                                                               43,152
Distribution fees (Note B):
   Class S                                                               35,960
Audit fees                                                               18,839
Custodian fees (Note B)                                                 105,426
Insurance expense                                                        13,303
Legal fees                                                               37,810
Shareholder reports                                                      37,732
Trustees' fees and expenses                                              13,792
Miscellaneous                                                             6,990
-------------------------------------------------------------------------------
Total expenses                                                        3,142,937
Investment management fee waived (Note A)                               (12,457)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                      (29,551)
-------------------------------------------------------------------------------
Total net expenses                                                    3,100,929
-------------------------------------------------------------------------------
Net investment income (loss)                                             38,250
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers            32,638,929
   Foreign currency                                                      22,223
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                10,689,535
   Foreign currency                                                       1,185
-------------------------------------------------------------------------------
Net gain (loss) on investments                                       43,351,872
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $43,390,122
-------------------------------------------------------------------------------

See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2006
                                                                     (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                        MID-CAP GROWTH PORTFOLIO
                                                                      ---------------------------
                                                                        SIX MONTHS
                                                                             ENDED           YEAR
                                                                           JUNE 30,         ENDED
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                    2006    DECEMBER 31,
                                                                        (UNAUDITED)          2005

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $     38,250   $ (2,108,113)
Net realized gain (loss) on investments                                 32,661,152     31,148,368
Change in net unrealized appreciation (depreciation) of investments     10,690,720     45,246,838
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         43,390,122     74,287,093
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
   Class I                                                              74,957,294     84,689,232
   Class S                                                              11,098,878      9,553,351
Payments for shares redeemed:
   Class I                                                             (82,350,620)   (77,674,779)
   Class S                                                              (3,166,228)    (4,316,949)
-------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                       539,324     12,250,855
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                   43,929,446     86,537,948
NET ASSETS:
Beginning of period                                                    644,864,276    558,326,328
-------------------------------------------------------------------------------------------------
End of period                                                         $688,793,722   $644,864,276
-------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period           $     38,250   $         --
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS MID-CAP GROWTH PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment

NOTES TO FINANCIAL STATEMENTS MID-CAP GROWTH PORTFOLIO CONT'D

     companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                                   UNREALIZED             LOSS
                                 APPRECIATION    CARRYFORWARDS
                                (DEPRECIATION)   AND DEFERRALS            TOTAL
                                 $191,291,192    $(307,675,623)   $(116,384,431)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                                                   EXPIRING IN:
                                         2009           2010           2011
                                      $183,193,083   $113,423,118   $11,059,422

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Effective October 4, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund and assisted the Fund in conducting a bidding process to identify principals that would guarantee a certain amount of revenue to the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for the Fund, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned."

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $12,457 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30, 2006, income earned under this Arrangement amounted to $700,532 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

NOTES TO FINANCIAL STATEMENTS MID-CAP GROWTH PORTFOLIO CONT'D

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2006, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2012 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to Management under these agreements. At June 30, 2006, the Fund's Class I and Class S shares had no contingent liability to Management under these agreements.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $29,364.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $187.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended June 30, 2006, there were purchase and sale transactions (excluding short-term securities) of $180,101,837 and $182,021,447, respectively.

     During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $439,866, of which Neuberger received $0, Lehman Brothers Inc. received $67,096, and other brokers received $372,770.

NOTES TO FINANCIAL STATEMENTS MID-CAP GROWTH PORTFOLIO cont'd

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the year ended December 31, 2005 was as follows:

               FOR THE SIX MONTHS ENDED JUNE 30, 2006   FOR THE YEAR ENDED DECEMBER 31, 2005
                     SHARES       SHARES                     SHARES       SHARES
                       SOLD     REDEEMED      TOTAL            SOLD     REDEEMED     TOTAL
     CLASS I      3,397,992   (3,813,972)  (415,980)      4,494,861   (4,283,550)  211,311
     CLASS S        512,845     (148,011)   364,834         524,981     (234,759)  290,222

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                    INCOME FROM
                                                                                                    INVESTMENTS
                                                                                                             IN
                              BALANCE OF          GROSS                  BALANCE OF                  AFFILIATED
                             SHARES HELD      PURCHASES         GROSS   SHARES HELD         VALUE       ISSUERS
                             DECEMBER 31,           AND     SALES AND       JUNE 30,      JUNE 30,  INCLUDED IN
     NAME OF ISSUER                 2005      ADDITIONS    REDUCTIONS          2006          2006  TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**            25,661,625    119,910,846   119,528,952    26,043,519   $26,043,519    $  700,532
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC ***    36,958,701    158,894,500   152,877,100    42,976,101    42,976,101       787,004
                                                                                      -----------    ----------
     TOTAL                                                                            $69,019,620    $1,487,536
                                                                                      -----------    ----------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Mid-Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                      SIX MONTHS ENDED
CLASS I                                        JUNE 30,                             YEAR ENDED DECEMBER 31,
                                      ----------------   --------------------------------------------------------------------
                                                  2006      2005             2004             2003             2002      2001
                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $20.28            $ 17.83          $ 15.33          $ 11.97          $ 16.94   $ 22.48
                                      -------            -------          -------          -------          -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++           0.00               (.07)            (.07)            (.07)            (.08)     (.07)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)        1.42               2.52             2.57             3.43            (4.89)    (5.47)
                                      -------            -------          -------          -------          -------   -------
TOTAL FROM INVESTMENT OPERATIONS         1.42               2.45             2.50             3.36            (4.97)    (5.54)
                                      -------            -------          -------          -------          -------   -------
NET ASSET VALUE, END OF PERIOD         $21.70            $ 20.28          $ 17.83          $ 15.33          $ 11.97   $ 16.94
                                      -------            -------          -------          -------          -------   -------
TOTAL RETURN++                          +7.00%**          +13.74%          +16.31%          +28.07%          -29.34%   -24.64%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
   (IN MILLIONS)                       $656.5            $ 622.0          $ 543.3          $ 459.7          $ 362.2   $ 530.7
RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS#                            .89%*              .92%             .92%             .89%             .95%      .91%
RATIO OF NET EXPENSES TO AVERAGE
   NET ASSETS                             .88%Section*       .91%Section      .90%Section      .88%Section      .95%      .91%
RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE NET ASSETS           .02%*             (.36%)           (.45%)           (.52%)           (.57%)    (.38%)
PORTFOLIO TURNOVER RATE                    27%**              64%              92%             161%             124%       99%

                                                                                                                      PERIOD FROM
                                                                   SIX MONTHS ENDED                             FEBRUARY 18, 2003^
CLASS S                                                                     JUNE 30,  YEAR ENDED DECEMBER 31,      TO DECEMBER 31,
                                                                   ----------------   --------------------------------------------
                                                                               2006       2005     2004               2003
                                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                   $20.11            $17.73   $15.28             $11.15
                                                                       ------            ------   ------             ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                                           (.02)             (.11)    (.11)              (.09)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)         1.41              2.49     2.56               4.22
                                                                       ------            ------   ------             ------
TOTAL FROM INVESTMENT OPERATIONS                                         1.39              2.38     2.45               4.13
                                                                       ------            ------   ------             ------
NET ASSET VALUE, END OF PERIOD                                         $21.50            $20.11   $17.73             $15.28
                                                                       ------            ------   ------             ------
TOTAL RETURN++                                                          +6.91%**         +13.42%  +16.03%            +37.04%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                $ 32.3            $ 22.8   $ 15.0             $  6.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                           1.14%*            1.18%    1.17%              1.13%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETSSection                       1.13%*            1.16%    1.15%              1.11%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS              (.23%)*           (.61%)   (.70%)             (.71%)*
PORTFOLIO TURNOVER RATE                                                    27%**             64%      92%               161%DEG.

See Notes to Financial Highlights

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS MID-CAP GROWTH PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

Section After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                   SIX MONTHS ENDED
                                            JUNE 30,  YEAR ENDED DECEMBER 31,
                                               2006     2005   2004   2003
MID-CAP GROWTH PORTFOLIO CLASS I         0.89%          0.92%  0.90%  0.89%
MID-CAP GROWTH PORTFOLIO CLASS S         1.14%          1.17%  1.16%  1.11%

^    The date investment operations commenced.

++ Calculated based on the average number of shares outstanding during each fiscal period.

DEG. Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

*    Annualized.

**   Not annualized.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

                                                              |NEUBERGER|BERMAN|
                                                       A LEHMAN BROTHERS COMPANY

Semi-Annual Report
June 30, 2006

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

PARTNERS
PORTFOLIO(R)

B0736 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PARTNERS PORTFOLIO MANAGER'S COMMENTARY

Large-cap stocks started out strong in the first half of the year, with the Dow Jones and S&P 500 Indices making multi-year highs in early May. However, increased concern over inflation and its impact on Federal Reserve monetary policy sparked a sharp sell-off and large-cap indices closed the six months ended June 30, 2006 with only modest gains. The Neuberger Berman Advisers Management Trust (AMT) Partners Portfolio delivered a positive return but lagged its S&P 500 and Russell 1000 Value Index benchmarks.(1, 2)

AMT Partners had positive returns in seven of the nine sectors it was invested in and superior relative returns in five of nine sectors. However, disappointing performance in the Consumer Discretionary sector (primarily homebuilders) and Health Care (HMOs) penalized relative returns.

Energy investments had the most positive impact on absolute returns, with four energy companies (coal producer Peabody Energy, Brazilian oil giant Petroleo Brasileiro, refiner Valero Energy, and exploration and production company Denbury Resources) appearing on our top-ten contributors list. However, due to lackluster returns from natural gas producers such as EOG Resources, Southwestern Energy, and Quicksilver Resources, collectively our energy holdings underperformed benchmark Energy sector components. We believe the build in inventories that has pressured natural gas prices is largely a weather related phenomenon resulting from an abnormally warm winter and, thus far, unseasonably mild summer. It may take several quarters to work down excess inventory, but we believe more normal weather combined with the positive impact of fuel switching on industrial demand will take natural gas prices from the mid-$5 range to $6.50-$7.00 next year. This should help our natural gas stock investments make a greater contribution to returns.

Highlighted by the strong performance of heavy equipment manufacturer Caterpillar and mining equipment producer Joy Global, the Portfolio's Industrial sector investments more than tripled the return of the S&P 500's Industrial sector component. Due to the infrastructure needs of rapidly expanding emerging market economies in Asia and South America, we believe that select industrial companies will continue to do well even if global economic growth moderates. Utility holdings also excelled, more than tripling the return from the corresponding S&P 500 sector component. TXU (formerly Texas Utilities) and Exelon were the leading performance contributors in this sector.

The Portfolio's exposure to homebuilders proved to be its Achilles heel during the reporting period. Blessed with hindsight, we should have taken some profits in a group that has been such a big contributor to the Portfolio's superior performance over the last several years. However, we believed that the valuations for the high-quality homebuilders we own already fully discounted the potential for some softening in the housing market. We think that low unemployment combined with still low mortgage rates will continue to support housing demand and that today's rising inventories resulting from diminished speculative activity in the housing market will come down substantially over the next two to three quarters. We believe homebuilders' earnings should hit a trough in 2007, only about 20% below their 2005 peak. The homebuilding group is now trading at book value and just five times earnings. We believe that this is much too cheap for a group with 20%-25% returns on equity. Judging from substantial insider buying and major share repurchase programs, homebuilding company managements think their stocks are a bargain as well.

Health Care sector investments also restrained relative returns, with Boston Scientific and Aetna appearing near the bottom of our performance charts. We believe that HMOs -- like Aetna and UnitedHealth Group -- are now more fundamentally compelling and we added to our positions during the period, taking some profits toward the end of June.

PARTNERS PORTFOLIO MANAGER'S COMMENTARY CONT'D

Looking ahead, we feel quite optimistic about prospects for the economy and stock market. Barring an unforeseeable geopolitical event and/or another big spike in oil prices, we believe that the economy will settle into a sustainable moderate growth path. We think that inflationary pressure is easing, that the extended Federal Reserve tightening cycle is nearing an end, and that longer term, market interest rates will remain in the economically comfortable 5%-5.5% range. We expect corporate earnings to slow along with the economy but continue to expand at a healthy pace. This is a favorable backdrop for equities, which after two years of moving sideways are now, in our opinion, poised to make substantial progress.

Sincerely,


/s/ S. Basu Mullick
-------------------------------------
S. BASU MULLICK
PORTFOLIO MANAGER

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Auto Related                                            2.7%
Banking & Financial                                     2.3
Building, Construction & Furnishing                    12.8
Building Materials                                      1.6
Coal                                                    6.3
Consumer Discretionary                                  1.9
Electrical Utilities                                    2.4
Financial Services                                      8.0
Health Care                                             7.7
Industrial                                              0.7
Insurance                                               5.8
Machinery & Equipment                                   6.0
Manufacturing                                           0.5%
Metals                                                  2.4
Oil & Gas                                              19.8
Pharmaceutical                                          1.5
Retail                                                  4.1
Software                                                6.1
Technology                                              2.7
Transportation                                          1.4
Utilities                                               2.7
Short-Term Investments                                  0.8
Liabilities, less cash, receivables and other assets   (0.2)

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

(1.) 0.75% was the cumulative total return for the 6-month period. 10.65%, 7.24% and 9.16% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides
                                   information about actual account values and
                                   actual expenses in dollars, based on the
                                   fund's actual performance during the period.
                                   You may use the information in this line,
                                   together with the amount you invested, to
                                   estimate the expenses you paid over the
                                   period. Simply divide your account value by
                                   $1,000 (for example, an $8,600 account value
                                   divided by $1,000 = 8.6), then multiply the
                                   result by the number in the first section of
                                   the table under the heading entitled
                                   "Expenses Paid During the Period" to estimate
                                   the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR
   COMPARISON PURPOSES:            The second section of the table provides
                                   information about hypothetical account values
                                   and hypothetical expenses based on the fund's
                                   actual expense ratio and an assumed rate of
                                   return at 5% per year before expenses. This
                                   return is not the fund's actual return. The
                                   hypothetical account values and expenses may
                                   not be used to estimate the actual ending
                                   account balance or expenses you paid for the
                                   period. You may use this information to
                                   compare the ongoing costs of investing in
                                   this fund versus other funds. To do so,
                                   compare the expenses shown in this 5%
                                   hypothetical example with the 5% hypothetical
                                   examples that appear in the shareholder
                                   reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO

                                BEGINNING     ENDING      EXPENSES
                                 ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                            VALUE       VALUE     THE PERIOD*
-------------------------------------------------------------------
Class I                           $1,000    $1,007.50      $4.45

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES) **
-------------------------------------------------------------------
Class I                           $1,000    $1,020.37      $4.47

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS PARTNERS PORTFOLIO

NUMBER OF SHARES                                                 MARKET VALUE+
COMMON STOCKS (99.4%)
AUTO RELATED (2.7%)
   227,600   Harley-Davidson                                      $ 12,492,964
    57,700   Johnson Controls                                        4,744,094
                                                                  ------------
                                                                    17,237,058
BANKING & FINANCIAL (2.3%)
   230,270   Hudson City Bancorp                                     3,069,499
   162,900   Merrill Lynch                                          11,331,324
                                                                  ------------
                                                                    14,400,823
BUILDING MATERIALS (1.6%)
   173,497   Cemex S.A. de C.V. ADR                                  9,884,124

BUILDING, CONSTRUCTION & FURNISHING (12.8%)
   252,300   Centex Corp.                                           12,690,690
   428,466   D.R. Horton                                            10,206,060
   306,400   Home Depot                                             10,966,056
   218,500   KB HOME                                                10,018,225
   241,100   Lennar Corp. Class A                                   10,697,607
    15,100   NVR, Inc.                                               7,417,875*
   399,500   Pulte Homes                                            11,501,605
   256,600   Toll Brothers                                           6,561,262*
                                                                  ------------
                                                                    80,059,380
COAL (6.3%)
   388,600   Arch Coal                                              16,464,982
   170,500   Foundation Coal Holdings                                8,001,565
   265,900   Peabody Energy                                         14,823,925
                                                                  ------------
                                                                    39,290,472
CONSUMER DISCRETIONARY (1.9%)
    72,300   Best Buy                                                3,964,932
    94,600   Whirlpool Corp.                                         7,818,690
                                                                  ------------
                                                                    11,783,622
ELECTRIC UTILITIES (2.4%)
   153,100   Exelon Corp.                                            8,700,673
   233,100   Mirant Corp.                                            6,247,080*
                                                                  ------------
                                                                    14,947,753
FINANCIAL SERVICES (8.0%)
     4,700   Berkshire Hathaway Class B                             14,302,100*
   343,998   Countrywide Financial                                  13,099,444
   286,700   General Electric                                        9,449,632
    87,100   Goldman Sachs Group                                    13,102,453
                                                                  ------------
                                                                    49,953,629

HEALTH CARE (7.7%)
   451,700   Boston Scientific                                       7,606,628*
   151,400   Caremark Rx                                             7,550,318
   174,500   NBTY, Inc.                                              4,172,295*
    61,400   Teva Pharmaceutical Industries ADR                      1,939,626
   282,800   UnitedHealth Group                                     12,663,784
   111,800   WellPoint Inc.                                          8,135,686*
   108,400   Zimmer Holdings                                         6,148,448*
                                                                  ------------
                                                                    48,216,785
INDUSTRIAL (0.7%)
   179,400   Chicago Bridge & Iron                                   4,332,510

INSURANCE (5.8%)
   338,400   Aetna Inc.                                           $ 13,512,312
   257,200   American International Group                           15,187,660
    93,300   Hartford Financial Services Group                       7,893,180
                                                                  ------------
                                                                    36,593,152
MACHINERY & EQUIPMENT (6.0%)
   153,100   Caterpillar Inc.                                       11,402,888
   278,250   Joy Global                                             14,494,043
   118,000   Terex Corp.                                            11,646,600*
                                                                  ------------
                                                                    37,543,531
MANUFACTURING (0.5%)
    43,900   Eaton Corp.                                             3,310,060

METALS (2.4%)
   185,600   Phelps Dodge                                           15,248,896

OIL & GAS (19.8%)
   178,000   Anadarko Petroleum                                      8,488,820
   309,000   Canadian Natural Resources                             17,112,420
   311,900   Denbury Resources                                       9,877,873*
    87,600   EOG Resources                                           6,074,184
   143,100   Exxon Mobil                                             8,779,185
    54,400   National-Oilwell Varco                                  3,444,608*
   119,800   Petroleo Brasileiro ADR                                10,699,338
   254,900   Quicksilver Resources                                   9,382,869*
   258,800   Southwestern Energy                                     8,064,208*
   543,800   Talisman Energy                                         9,505,624
   166,900   Valero Energy                                          11,102,188
   378,600   Western Oil Sands Class A                              10,505,725*
   247,533   XTO Energy                                             10,958,286
                                                                  ------------
                                                                   123,995,328
PHARMACEUTICAL (1.5%)
   211,000   Shire PLC ADR                                           9,332,530

RETAIL (4.1%)
   227,600   Federated Department Stores                             8,330,160
   157,900   J.C. Penney                                            10,659,829
   290,800   TJX Cos.                                                6,647,688
                                                                  ------------
                                                                    25,637,677
SOFTWARE (6.1%)
   499,200   Activision, Inc.                                        5,680,896*
   363,400   Check Point Software Technologies                       6,388,572*
   336,400   Microsoft Corp.                                         7,838,120
   783,500   Oracle Corp.                                           11,352,915*
   471,657   Symantec Corp.                                          7,329,550*
                                                                  ------------
                                                                    38,590,053
TECHNOLOGY (2.7%)
    96,600   Advanced Micro Devices                                  2,358,972*
   221,900   ASML Holding N.V.                                       4,486,818*
   183,500   Lexmark International Group                            10,244,805*
                                                                  ------------
                                                                    17,090,595

See Notes to Schedule of Investments

NUMBER OF SHARES                                                  MARKET VALUE+
TRANSPORTATION (1.4%)
   162,800   Frontline Ltd.                                       $  6,079,554
   141,148   Ship Finance International                              2,443,272
                                                                  ------------
                                                                     8,522,826
UTILITIES (2.7%)
   288,600   TXU Corp.                                              17,255,394

TOTAL COMMON STOCKS
(COST $493,278,822)                                                623,226,198
                                                                  ------------
SHORT-TERM INVESTMENTS (0.8%)
 5,128,330   Neuberger Berman Prime Money
                Fund Trust Class
                (COST $5,128,330)                                    5,128,330#@

TOTAL INVESTMENTS (100.2%)
(COST $498,407,152)                                                628,354,528##

Liabilities, less cash, receivables and
   other assets [(0.2%)]                                            (1,120,459)
                                                                  ------------
TOTAL NET ASSETS (100.0%)                                         $627,234,069
                                                                  ------------

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS Partners Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $500,590,504. Gross unrealized appreciation of investments was $148,717,063 and gross unrealized depreciation of investments was $20,953,039, resulting in net unrealized appreciation of $127,764,024, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

                                                                      PARTNERS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & F)-SEE
   SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                             $623,226,198
   Affiliated issuers                                                  5,128,330
                                                                    ------------
                                                                     628,354,528
   Foreign currency                                                      551,830
   Dividends and interest receivable                                     357,163
   Receivable for securities sold                                        621,256
   Receivable for Fund shares sold                                       600,056
   Receivable for securities lending income (Note A)                      42,417
   Prepaid expenses and other assets                                      31,434
                                                                    ------------
TOTAL ASSETS                                                         630,558,684
                                                                    ------------
LIABILITIES
   Payable for securities purchased                                    2,488,516
   Payable for Fund shares redeemed                                      281,167
   Payable to investment manager-net (Notes A & B)                       276,958
   Payable to administrator (Note B)                                     156,826
   Payable for securities lending fees (Note A)                           31,002
   Accrued expenses and other payables                                    90,146
                                                                    ------------
TOTAL LIABILITIES                                                      3,324,615
                                                                    ------------
NET ASSETS AT VALUE                                                 $627,234,069
                                                                    ------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                  $387,089,595
   Undistributed net investment income (loss)                          7,631,690
   Accumulated net realized gains (losses) on investments            102,564,325
   Net unrealized appreciation (depreciation) in value of
      investments                                                    129,948,459
                                                                    ------------
NET ASSETS AT VALUE                                                 $627,234,069
                                                                    ------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)     29,074,842
                                                                    ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $      21.57
                                                                    ------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                             $493,278,822
   Affiliated issuers                                                  5,128,330
TOTAL COST OF INVESTMENTS                                           $498,407,152
                                                                    ------------
TOTAL COST OF FOREIGN CURRENCY                                      $    550,701
                                                                    ------------

See Notes to Financial Statements

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30,
                                                                2006 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                      PARTNERS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                              $  6,197,068
Income from securities loaned (affiliated
   issuers $113,623) (Note F)                                            79,691
Income from investments in affiliated issuers (Note F)                  169,793
Foreign taxes withheld                                                  (53,842)
-------------------------------------------------------------------------------
Total income                                                          6,392,710
-------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                               1,913,563
Administration fee (Note B)                                           1,092,350
Audit fees                                                               18,850
Custodian fees (Note B)                                                 119,734
Insurance expense                                                        14,579
Legal fees                                                               58,501
Shareholder reports                                                      42,233
Trustees' fees and expenses                                              13,809
Miscellaneous                                                             7,452
-------------------------------------------------------------------------------
Total expenses                                                        3,281,071
Investment management fee waived (Note A)                                (2,994)
Expenses reduced by custodian fee expense offset
   and commission recapture arrangements (Note B)                       (25,925)
-------------------------------------------------------------------------------
Total net expenses                                                    3,252,152
-------------------------------------------------------------------------------
Net investment income (loss)                                          3,140,558
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss)  on:
   Sales of investment securities of unaffiliated issuers            33,695,766
   Foreign currency                                                     104,255
Change in net unrealized appreciation
   (depreciation) in value of:
   Unaffiliated investment securities                               (31,093,216)
   Foreign currency                                                       1,260
-------------------------------------------------------------------------------
Net gain (loss) on investments                                        2,708,065
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                       $  5,848,623
-------------------------------------------------------------------------------

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                        PARTNERS PORTFOLIO
                                                  -----------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST          SIX MONTHS
                                                       ENDED           YEAR
                                                     JUNE 30,          ENDED
                                                       2006        DECEMBER 31,
                                                   (UNAUDITED)         2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                      $   3,140,558   $   4,568,530
Net realized gain (loss) on investments              33,800,021      71,238,588
Change in net unrealized appreciation
   (depreciation) of investments                    (31,091,956)     31,878,231
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                          5,848,623     107,685,349
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment  income                                       --      (6,487,803)
Net realized gain on investments                             --        (150,568)
-------------------------------------------------------------------------------
Total distributions to shareholders                          --      (6,638,371)
-------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                            66,787,843     155,906,843
Proceeds from reinvestment of dividends
   and distributions                                         --       6,638,371
Payments for shares redeemed                       (177,407,832)   (121,363,625)
-------------------------------------------------------------------------------
Net increase (decrease) from Fund
   share transactions                              (110,619,989)     41,181,589
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS              (104,771,366)    142,228,567
NET ASSETS:
Beginning of period                                 732,005,435     589,776,868
-------------------------------------------------------------------------------
End of period                                     $ 627,234,069   $ 732,005,435
-------------------------------------------------------------------------------
Undistributed net investment income (loss)
   at end of period                               $   7,631,690   $   4,491,132
-------------------------------------------------------------------------------

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS PARTNERS PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

NOTES TO FINANCIAL STATEMENTS PARTNERS PORTFOLIO CONT'D

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                            DISTRIBUTIONS PAID FROM:
        ORDINARY INCOME      LONG-TERM CAPITAL GAIN            TOTAL
        2005        2004           2005     2004          2005        2004
     $6,487,803   $62,733        $150,568    $--       $6,638,371   $62,733

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

     UNDISTRIBUTED  UNDISTRIBUTED    UNREALIZED         LOSS
        ORDINARY      LONG-TERM     APPRECIATION   CARRYFORWARDS
         INCOME          GAIN      (DEPRECIATION)  AND DEFERRALS      TOTAL
      $11,892,732    $61,775,244    $160,627,875        $--       $234,295,851

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 SECURITY LENDING: Effective October 4, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund and assisted the Fund in conducting a bidding process to identify principals that would guarantee a certain amount of revenue to the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for the Fund, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned." At June 30, 2006, the Fund had no securities on loan.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $2,994 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30, 2006, income earned under this Arrangement amounted to $169,793 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

NOTES TO FINANCIAL STATEMENTS PARTNERS PORTFOLIO CONT'D

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2006, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, there was no reimbursement to Management under this agreement. At June 30, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $25,765.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $160.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended June 30, 2006, there were purchase and sale transactions (excluding short-term securities) of $123,635,867 and $229,244,498, respectively.

     During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $404,083, of which Neuberger received $24, Lehman Brothers Inc. received $67,346, and other brokers received $336,713.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the year ended December 31, 2005 was as follows:

                                         FOR THE SIX MONTHS   FOR THE YEAR ENDED
                                        ENDED JUNE 30, 2006    DECEMBER 31, 2005
     SHARES SOLD                             2,967,613             7,805,132
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS AND DISTRIBUTIONS                 --               337,316
     SHARES REDEEMED                        (8,082,280)           (6,137,955)
                                            ----------             ---------
     TOTAL                                  (5,114,667)            2,004,493
                                            ----------             ---------

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

NOTES TO FINANCIAL STATEMENTS PARTNERS PORTFOLIO CONT'D

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                                INCOME FROM
                                                                                                              INVESTMENTS IN
                                         BALANCE OF       GROSS                     BALANCE OF                  AFFILIATED
                                         SHARES HELD    PURCHASES    GROSS SALES   SHARES HELD     VALUE          ISSUERS
                                        DECEMBER 31,       AND           AND         JUNE 30,     JUNE 30,      INCLUDED IN
     NAME OF ISSUER                         2005        ADDITIONS     REDUCTIONS       2006         2006       TOTAL INCOME
     Neuberger Berman Prime
     Money Fund Trust Class**             8,065,965    114,110,898   117,048,533    5,128,330    $5,128,330      $169,793
     Neuberger Berman Securities
     Lending Quality Fund, LLC ***       20,065,411     21,752,739    41,818,150           --            --       113,623
                                                                                                 ----------      --------
     TOTAL                                                                                       $5,128,330      $283,416
                                                                                                 ----------      --------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS PARTNERS PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                       SIX MONTHS ENDED
                                           JUNE 30,                               YEAR ENDED DECEMBER 31,
                                       ----------------   ----------------------------------------------------------------------
                                           2006             2005              2004              2003              2002    2001
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD   $ 21.41            $ 18.32           $ 15.40           $ 11.40           $ 15.10   $16.17
                                       -------            -------           -------           -------           -------   ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++             .10                .14               .17               .00               .01      .06
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)          .06               3.15              2.75              4.00             (3.64)    (.50)
                                       -------            -------           -------           -------           -------   ------
TOTAL FROM INVESTMENT OPERATIONS           .16               3.29              2.92              4.00             (3.63)    (.44)
                                       -------            -------           -------           -------           -------   ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                       --               (.19)             (.00)               --              (.07)    (.06)
NET CAPITAL GAINS                           --               (.01)               --                --                --     (.57)
                                       -------            -------           -------           -------           -------   ------
TOTAL DISTRIBUTIONS                         --               (.20)             (.00)               --              (.07)    (.63)
                                       -------            -------           -------           -------           -------   ------
NET ASSET VALUE, END OF PERIOD         $ 21.57            $ 21.41           $ 18.32           $ 15.40           $ 11.40   $15.10
                                       -------            -------           -------           -------           -------   ------
TOTAL RETURN++                           +0.75%**          +18.04%           +18.98%           +35.09%           -24.14%   -2.83%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
   (IN MILLIONS)                       $ 627.2            $ 732.0           $ 589.8           $ 669.6           $ 522.6   $795.4
RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS#                             .90%*              .90%              .91%              .91%              .91%     .87%
RATIO OF NET EXPENSES TO AVERAGE
   NET ASSETS                              .89%Section*       .89%Section       .89%Section       .90%Section       .91%     .87%
RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE
NET ASSETS                                 .86%*              .70%             1.05%              .01%              .05%     .43%
PORTFOLIO TURNOVER RATE                     17%**              58%               71%               76%               53%      74%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS PARTNERS PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ Calculated based on the average number of shares outstanding during each fiscal period.

Section After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

SIX MONTHS ENDED
    JUNE 30,       YEAR ENDED DECEMBER 31,
      2006           2005   2004   2003

      0.89%          0.89%  0.90%  0.90%

*    Annualized.

**   Not annualized.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
JUNE 30, 2006

NEUBERGER BERMAN

ADVISERS
MANAGEMENT
TRUST

REGENCY
PORTFOLIO(R)

C0244 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

REGENCY PORTFOLIO MANAGER'S COMMENTARY

Mid-cap value stocks posted solid returns in the first half of 2006, despite giving up early gains when stocks sold off in May and June. The Neuberger Berman Advisers Management Trust (AMT) Regency Portfolio delivered a positive return for the six months ended June 30, 2006, outperforming benchmark components in six of the nine sectors in which it was invested. However, due primarily to the disappointing performance of its Consumer Discretionary sector investments, the Portfolio trailed its Russell Midcap Value Index benchmark.(1,2)

Led by earthmoving equipment manufacturer Terex Corp. and mining equipment producer Joy Global, our Industrial sector investments had the most favorable impact on absolute and relative performance. We believe that due to global infrastructure requirements, especially in emerging market nations in Asia and Latin America, well positioned American industrial companies can continue to make solid earnings progress even amid slower global growth. Because of lackluster returns from natural gas companies, our energy holdings underperformed the benchmark's Energy sector component. However, the Portfolio's substantial overweighting in Energy made a substantial contribution to absolute returns. Exploration and production company Denbury Resources and leading coal miner Peabody Energy were the best performers in the Energy sector. We believe that the natural gas stocks in the Portfolio will make a bigger contribution to returns in the year ahead if, as we anticipate, the current weather related increase in natural gas inventories is worked down and natural gas prices trend higher.

Although the Portfolio was underweight Financials, our holdings significantly outperformed. Our success in the Financial sector was largely the result of favoring market oriented companies such as broker/investment banker Bear Stearns over mid-sized banks, whose profitability was threatened by narrowing interest rate spreads. We were underweight Utilities, but the strong performance of TXU (formerly Texas Utilities) helped generate returns that were almost double those of the benchmark component sector.

The Portfolio's exposure to homebuilders was responsible for almost all its relative performance shortfall. Blessed with hindsight, we should have taken profits in the homebuilders. However, we believed that some softening in the housing market was already fully discounted in the valuations of homebuilder stocks, which even after two years of exceptional performance were trading at price/earnings ratios less than half of the market average. Judging from the sharp selloff in these stocks, investors appear to be anticipating a full-scale residential real estate recession, which we believe is highly improbable given today's strong employment market and still low mortgage rates. We expect to see rising home inventories in speculative hot spots such as California, Arizona, and Florida come down substantially over the next two to three quarters and we believe that homebuilders' earnings will hit a trough approximately 20% below their 2005 peak in the second half of 2007. Currently, you can buy high quality homebuilders -- great companies with 20%-25% returns on equity -- at book value and just five times earnings. As evidenced by strong insider buying and large share repurchase programs, homebuilder company managements think this is an exceptionally good deal. When investors realize that strong secular demand fundamentals will continue to support a healthy housing market, we believe these stocks will rebound strongly.

Although it is possible that a geopolitical event and/or another big spike in oil prices could undermine the world economy, looking ahead, we feel quite optimistic about the prospects for the stock market. If, as we anticipate, inflationary pressure eases as the economy slows, the Federal Reserve shifts into neutral, longer-term interest rates remain near current levels, and corporate profit growth stays relatively healthy, stocks should break out of the doldrums. Despite a lengthy period of superior performance relative to large-cap equities, we believe that mid-cap stocks can continue to excel. Historically, mid-cap stocks have been less volatile than small-caps and have grown earnings at a faster pace than large-cap companies. That dovetails quite nicely with our aversion to risk and

REGENCY PORTFOLIO MANAGER'S COMMENTARY CONT'D

focus on buying established companies with above market-average profit potential at below market-average valuations.

Sincerely,


/s/ S. Basu Mullick
-------------------------------------
S. BASU MULLICK
PORTFOLIO MANAGER

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace                                                                   0.8%
Auto Related                                                                4.2
Banking & Financial                                                         3.2
Building, Construction & Furnishing                                         9.2
Business Services                                                           0.8
Coal                                                                        5.8
Communication Equipment                                                     2.4
Consumer Discretionary                                                      2.3
Electric Utilities                                                          3.4
Financial Services                                                          1.5
Food & Beverage                                                             1.3
Health Care                                                                 6.8
Industrial                                                                  2.7
Insurance                                                                   4.5
Machinery & Equipment                                                       6.0
Manufacturing                                                               4.8%
Metals                                                                      3.2
Oil & Gas                                                                  13.8
Pharmaceutical                                                              1.5
Real Estate                                                                 3.3
Retail                                                                      4.2
Semiconductors                                                              0.9
Software                                                                    3.7
Technology                                                                  1.6
Transportation                                                              1.7
Utilities                                                                   3.8
Utilities, Electric & Gas                                                   1.1
Short-Term Investments                                                     27.4
Liabilities, less cash, receivables and  other assets                     (25.9)

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

(1.) For Class I, 2.06% was the cumulative total return for the 6-month period.
     10.72% and 11.46% were the average annual total returns for the 1-year and since inception (08/22/01) periods ended June 30, 2006. For Class S, 1.93% was the cumulative total return for the 6-month period. 10.62% and 11.42% were the average annual total returns for the 1-year and since inception (08/22/01) periods ended June 30, 2006. Performance shown prior to April 29, 2005, for the Class S shares is that of the Class I shares, which has lower expenses and typically higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Russell Midcap(R) Value Index measures the performance of those Russell
     Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND
PERFORMANCE:                     The first section of the table provides
                                 information about actual account values and
                                 actual expenses in dollars, based on the fund's
                                 actual performance during the period. You may
                                 use the information in this line, together with
                                 the amount you invested, to estimate the
                                 expenses you paid over the period. Simply
                                 divide your account value by $1,000 (for
                                 example, an $8,600 account value divided by
                                 $1,000 = 8.6), then multiply the result by the
                                 number in the first section of the table under
                                 the heading entitled "Expenses Paid During the
                                 Period" to estimate the expenses you paid over
                                 the period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES:             The second section of the table provides
                                 information about hypothetical account values
                                 and hypothetical expenses based on the fund's
                                 actual expense ratio and an assumed rate of
                                 return at 5% per year before expenses. This
                                 return is not the fund's actual return. The
                                 hypothetical account values and expenses may
                                 not be used to estimate the actual ending
                                 account balance or expenses you paid for the
                                 period. You may use this information to compare
                                 the ongoing costs of investing in this fund
                                 versus other funds. To do so, compare the
                                 expenses shown in this 5% hypothetical example
                                 with the 5% hypothetical examples that appear
                                 in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST REGENCY PORTFOLIO

                                             BEGINNING     ENDING      EXPENSES
                                              ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                                         VALUE       VALUE     THE PERIOD*
--------------------------------------------------------------------------------
Class I                                        $1,000    $1,020.60      $4.76
Class S                                        $1,000    $1,019.30      $6.16

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------------
Class I                                        $1,000    $1,020.08      $4.76
Class S                                        $1,000    $1,018.70      $6.16

* For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS REGENCY PORTFOLIO

NUMBER OF SHARES                                                  MARKET VALUE +
COMMON STOCKS (98.5%)

AEROSPACE (0.8%)
    55,300   Embraer-Empresa Brasileira de Aeronautica ADR        $  2,016,791*E

AUTO RELATED (4.2%)
   102,250   Advance Auto Parts                                      2,955,025
    63,800   Harley-Davidson                                         3,501,982E
    43,100   Johnson Controls                                        3,543,682
                                                                  ------------
                                                                    10,000,689

BANKING & FINANCIAL (3.2%)
   276,200   Hudson City Bancorp                                     3,681,746
    86,900   IndyMac Bancorp                                         3,984,365E
                                                                  ------------
                                                                     7,666,111

BUILDING, CONSTRUCTION & FURNISHING (9.2%)
    33,100   Beazer Homes USA                                        1,518,297
    77,500   Centex Corp.                                            3,898,250E
   128,100   Hovnanian Enterprises                                   3,853,248*E
    65,800   KB HOME                                                 3,016,930E
    74,100   Lennar Corp. Class A                                    3,287,817E
    22,900   Meritage Corp.                                          1,082,025*
     4,600   NVR, Inc.                                               2,259,750*E
   114,100   Pulte Homes                                             3,284,939
                                                                  ------------
                                                                    22,201,256

BUSINESS SERVICES (0.8%)
    64,700   Career Education                                        1,933,883*E

COAL (5.8%)
   131,500   Arch Coal                                               5,571,655E
    62,000   Foundation Coal Holdings                                2,909,660
    99,700   Peabody Energy                                          5,558,275
                                                                  ------------
                                                                    14,039,590

COMMUNICATIONS EQUIPMENT (2.4%)
   288,900   Arris Group                                             3,790,368*E
   164,000   Avaya Inc.                                              1,872,880*
                                                                  ------------
                                                                     5,663,248

CONSUMER DISCRETIONARY (2.3%)
    49,300   Jarden Corp.                                            1,501,185*E
    48,200   Whirlpool Corp.                                         3,983,730E
                                                                  ------------
                                                                     5,484,915

ELECTRIC UTILITIES (3.4%)
   103,100   DPL Inc.                                                2,763,080
   112,800   Mirant Corp.                                            3,023,040*E
    52,100   NRG Energy                                              2,510,178*
                                                                  ------------
                                                                     8,296,298

FINANCIAL SERVICES (1.5%)
    26,300   Bear Stearns                                            3,684,104

FOOD & BEVERAGE (1.3%)
   124,200   Constellation Brands                                    3,105,000*E

HEALTH CARE (6.8%)
    93,900   Coventry Health Care                                    5,158,866*
    90,600   LifePoint Hospitals                                     2,910,978*
   154,500   NBTY, Inc.                                              3,694,095*
    97,700   Omnicare, Inc.                                          4,632,934
                                                                  ------------
                                                                    16,396,873

INDUSTRIAL (2.7%)
   152,800   Chicago Bridge & Iron                                   3,690,120E
    90,800   United Rentals                                          2,903,784*E
                                                                  ------------
                                                                     6,593,904

INSURANCE (4.5%)
   109,700   Aetna Inc.                                              4,380,321E
   130,300   Endurance Specialty Holdings                            4,169,600
    53,800   PMI Group                                               2,398,404E
                                                                  ------------
                                                                    10,948,325

MACHINERY & EQUIPMENT (6.0%)
    97,850   Joy Global                                              5,097,006E
    82,200   Manitowoc Co.                                           3,657,900E
    58,400   Terex Corp.                                             5,764,080*
                                                                  ------------
                                                                    14,518,986

MANUFACTURING (4.8%)
    46,400   Eaton Corp.                                             3,498,560
    80,600   Ingersoll-Rand                                          3,448,068
   140,200   Timken Co.                                              4,698,102E
                                                                  ------------
                                                                    11,644,730

METALS (3.2%)
    36,600   Cleveland-Cliffs                                        2,902,014E
    59,200   Phelps Dodge                                            4,863,872
                                                                  ------------
                                                                     7,765,886

OIL & GAS (13.8%)
   103,600   Canadian Natural Resources                              5,737,368
   161,400   Denbury Resources                                       5,111,538*
    98,000   Quicksilver Resources                                   3,607,380*E
   112,200   Southwestern Energy                                     3,496,152*
    31,500   Sunoco, Inc.                                            2,182,635
   223,800   Talisman Energy                                         3,912,024
   191,300   Williams Companies                                      4,468,768E
   105,376   XTO Energy                                              4,664,996
                                                                  ------------
                                                                    33,180,861

PHARMACEUTICAL (1.5%)
    84,000   Shire PLC ADR                                           3,715,320

REAL ESTATE (3.3%)
    48,600   Colonial Properties Trust                               2,400,840E
    42,600   Developers Diversified Realty                           2,222,868E
    19,100   First Industrial Realty Trust                             724,654E
    58,400   iStar Financial                                         2,204,600E
    15,800   Trizec Properties                                         452,512E
                                                                  ------------
                                                                     8,005,474

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS REGENCY PORTFOLIO CONT'D

NUMBER OF SHARES                                                  MARKET VALUE +
RETAIL (4.2%)
    74,700   Aeropostale, Inc.                                    $  2,158,083*E
   152,100   Hot Topic                                               1,750,671*E
   105,300   Ross Stores                                             2,953,665E
   141,700   TJX Companies                                           3,239,262
                                                                  ------------
                                                                    10,101,681

SEMICONDUCTORS (0.9%)
    54,600   International Rectifier                                 2,133,768*E

SOFTWARE (3.7%)
   220,100   Activision, Inc.                                        2,504,738*
   145,800   Check Point Software Technologies                       2,563,164*E
    57,200   McAfee Inc.                                             1,388,244*E
   228,000   Take-Two Interactive
                Software                                             2,430,480*E
                                                                  ------------
                                                                     8,886,626

TECHNOLOGY (1.6%)
    68,000   Lexmark International Group                             3,796,440*

TRANSPORTATION (1.7%)
    63,000   Frontline Ltd. ADR                                      2,384,550E
    37,900   General Maritime                                        1,400,784E
    10,700   Ship Finance International                                185,217E
                                                                  ------------
                                                                     3,970,551

UTILITIES (3.8%)
    83,900   National Fuel Gas                                       2,948,246E
   104,900   TXU Corp.                                               6,271,971
                                                                  ------------
                                                                     9,220,217

UTILITIES, ELECTRIC & GAS (1.1%)
    64,500   Edison International                                    2,515,500

TOTAL COMMON STOCKS
(COST $213,860,605)                                                237,487,027
                                                                  ------------

SHORT-TERM INVESTMENTS (27.4%)
 4,137,989   Neuberger Berman Prime Money Fund Trust Class           4,137,989@
61,860,201   Neuberger Berman Securities Lending
                Quality Fund, LLC                                   61,860,201++
                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS
(COST $65,998,190)                                                  65,998,190#
                                                                  ------------

TOTAL INVESTMENTS (125.9%)
(COST $279,858,795)                                                303,485,217##
Liabilities, less cash, receivables
   and other assets [(25.9%)]                                      (62,503,103)
                                                                  ------------
TOTAL NET ASSETS (100.0%)                                         $240,982,114
                                                                  ------------

See Notes to Schedule of Investments

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS REGENCY PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $280,524,320. Gross unrealized appreciation of investments was $37,933,021 and gross unrealized depreciation of investments was $14,972,124, resulting in net unrealized appreciation of $22,960,897, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

E All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

                                                                           REGENCY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                 $237,487,027
   Affiliated issuers                                                     65,998,190
------------------------------------------------------------------------------------
                                                                         303,485,217
   Dividends and interest receivable                                         185,347
   Receivable for securities sold                                            180,532
   Receivable for Fund shares sold                                            33,383
   Receivable for securities lending income (Note A)                         224,693
   Prepaid expenses and other assets                                           5,965
------------------------------------------------------------------------------------
TOTAL ASSETS                                                             304,115,137
------------------------------------------------------------------------------------

LIABILITIES
   Payable for collateral on securities loaned (Note A)                   61,860,201
   Payable for securities purchased                                          605,270
   Payable for Fund shares redeemed                                          238,081
   Payable to investment manager--net (Notes A & B)                          108,255
   Payable for securities lending fees (Note A)                              201,518
   Payable to administrator--net (Note B)                                     61,519
   Accrued expenses and other payables                                        58,179
------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                         63,133,023
------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                     $240,982,114
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid-in capital                                                      $196,727,568
   Undistributed net investment income (loss)                              2,237,028
   Accumulated net realized gains (losses) on investments                 18,391,111
   Net unrealized appreciation (depreciation) in value of investments     23,626,407
------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                     $240,982,114
------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------
   Class I                                                              $228,740,633
   Class S                                                                12,241,481

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
------------------------------------------------------------------------------------
   Class I                                                                14,458,082
   Class S                                                                   725,354

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
------------------------------------------------------------------------------------
   Class I                                                              $      15.82
   Class S                                                                     16.88

+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                 $ 59,440,974

*COST OF INVESTMENTS:
   Unaffiliated issuers                                                 $213,860,605
   Affiliated issuers                                                     65,998,190
------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                               $279,858,795
------------------------------------------------------------------------------------

See Notes to Financial Statements

             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2006 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                           REGENCY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                    $ 2,102,337

Income from securities loaned (affiliated issuers $684,948) (Note F)         140,325
Income from investments in affiliated issuers (Note F)                       126,877
Foreign taxes withheld                                                        (8,220)
------------------------------------------------------------------------------------
Total income                                                               2,361,319
------------------------------------------------------------------------------------
EXPENSES:

Investment management fee (Notes A & B)                                      666,589
Administration fee (Note B):
   Class I                                                                   350,861
   Class S                                                                    12,733
Distribution fees (Note B):
   Class S                                                                    10,610
Audit fees                                                                    18,838
Custodian fees (Note B)                                                       72,769
Insurance expense                                                              3,864
Legal fees                                                                    15,434
Reimbursement of expenses previously assumed by administrator (Note B)           954
Shareholder reports                                                           11,232
Trustees' fees and expenses                                                   13,765
Miscellaneous                                                                  2,004
------------------------------------------------------------------------------------
Total expenses                                                             1,179,653
Investment management fee waived (Note A)                                     (2,249)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                           (12,879)
------------------------------------------------------------------------------------
Total net expenses                                                         1,164,525
------------------------------------------------------------------------------------
Net investment income (loss)                                               1,196,794
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                  4,403,971
   Foreign currency                                                              (54)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                     (1,612,805)
   Foreign currency                                                               41
------------------------------------------------------------------------------------
Net gain (loss) on investments                                             2,791,153
------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $ 3,987,947
------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                         REGENCY PORTFOLIO
                                                    ---------------------------
                                                     Six Months        Year
                                                        Ended          Ended
                                                      June 30,     December 31,
                                                        2006           2005
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST           (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                        $  1,196,794   $  1,041,307
Net realized gain (loss) on investments                4,403,917     14,853,598
Change in net unrealized appreciation
   (depreciation) of investments                      (1,612,764)     6,805,836
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                           3,987,947     22,700,741
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income
   Class I                                                    --       (169,457)
Net realized gain on investments
   Class I                                                    --    (12,491,613)
-------------------------------------------------------------------------------
Total distributions to shareholders                           --    (12,661,070)
-------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold
   Class I                                            23,318,290     71,029,331
   Class S                                             8,417,105      4,811,142
Proceeds from reinvestment of dividends and
   distributions
   Class I                                                    --     12,661,070
Payments for shares redeemed
   Class I                                           (19,230,433)   (11,528,085)
   Class S                                              (828,018)      (238,465)
-------------------------------------------------------------------------------
Net increase (decrease) from Fund share
   transactions                                       11,676,944     76,734,993
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                 15,664,891     86,774,664
NET ASSETS:
Beginning of period                                  225,317,223    138,542,559
-------------------------------------------------------------------------------
End of period                                       $240,982,114   $225,317,223
-------------------------------------------------------------------------------
Undistributed net investment income (loss)
   at end of period                                 $  2,237,028   $  1,040,234
-------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS REGENCY PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until April 29, 2005, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying

NOTES TO FINANCIAL STATEMENTS REGENCY PORTFOLIO CONT'D

     with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                            DISTRIBUTIONS PAID FROM:
                           LONG-TERM       TAX RETURN OF
   ORDINARY INCOME        CAPITAL GAIN         CAPITAL             TOTAL
   2005        2004       2005      2004     2005   2004       2005        2004
$4,451,514   $27,438   $8,209,556    $--      $--    $--   $12,661,070   $27,438

     As of December 31, 2005, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED          LOSS
   ORDINARY       LONG-TERM      APPRECIATION    CARRYFORWARDS
    INCOME           GAIN       (DEPRECIATION)   AND DEFERRALS      TOTAL
  $2,740,826     $12,728,401      $24,797,372         $--        $40,266,599

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING Effective September 13, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund and assisted the Fund in conducting a bidding process to identify principals that would guarantee a certain amount of revenue to the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for the Fund, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned."

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2006, management fees waived under this Arrangement amounted to $2,249 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended June 30,

NOTES TO FINANCIAL STATEMENTS REGENCY PORTFOLIO CONT'D

     2006, income earned under this Arrangement amounted to $126,877 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                        REIMBURSEMENT FROM
                                        MANAGEMENT FOR THE
             EXPENSE                        SIX MONTHS
          LIMITATION(1)   EXPIRATION   ENDED JUNE 30, 2006
CLASS I       1.50%        12/31/09            $--
CLASS S       1.25%        12/31/15             --

     (1) Expense limitation per annum of the respective class' average daily net assets.

     Each respective class has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2006, the Fund's Class S reimbursed Management $954 under this agreement. At June 30, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $12,834.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $45.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended June 30, 2006, there were purchase and sale transactions (excluding short-term securities) of $83,370,611 and $70,583,567, respectively.

NOTES TO FINANCIAL STATEMENTS REGENCY PORTFOLIO CONT'D

     During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $217,102, of which Neuberger received $10, Lehman Brothers Inc. received $36,553, and other brokers received $180,539.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended June 30, 2006 and the period ended December 31, 2005 was as follows:

     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                             SHARES
                            ISSUED ON
                          REINVESTMENT
                        OF DIVIDENDS AND     SHARES
          SHARES SOLD     DISTRIBUTIONS     REDEEMED     TOTAL
CLASS I    1,451,084           --          (1,222,917)  228,167
CLASS S      487,493           --             (48,643)  438,850

FOR THE PERIOD ENDED DECEMBER 31, 2005*

                             SHARES
                            ISSUED ON
                          REINVESTMENT
                        OF DIVIDENDS AND    SHARES
          SHARES SOLD     DISTRIBUTIONS    REDEEMED     TOTAL
CLASS I    4,719,428         895,408       (752,587)  4,862,249
CLASS S      301,375              --        (14,871)    286,504

     * For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                   INCOME FROM
                                                                                                 INVESTMENTS IN
                           BALANCE OF       GROSS                     BALANCE OF                   AFFILIATED
                           SHARES HELD    PURCHASES       GROSS      SHARES HELD      VALUE          ISSUERS
                          DECEMBER 31,       AND        SALES AND      JUNE 30,      JUNE 30,      INCLUDED IN
NAME OF ISSUER                2005        ADDITIONS     REDUCTIONS       2006          2006       TOTAL INCOME
Neuberger Berman
Prime Money Fund
Trust Class**               4,267,666     32,532,637    32,662,314     4,137,989   $ 4,137,989      $126,877
Neuberger Berman
Securities Lending
Quality Fund, LLC***       35,452,877    225,308,454   198,901,130    61,860,201    61,860,201       684,948
                                                                                   -----------      --------
TOTAL                                                                              $65,998,190      $811,825
                                                                                   ===========      ========

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS REGENCY PORTFOLIO

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                        PERIOD FROM
                                          SIX MONTHS ENDED                                           AUGUST 22, 2001^
CLASS I                                       JUNE 30,              YEAR ENDED DECEMBER 31,           TO DECEMBER 31,
                                          ----------------   -------------------------------------   ----------------
                                                2006           2005      2004      2003      2002          2001
                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD           $15.50        $ 14.79   $ 12.09   $  8.90   $  9.97       $10.00
                                               ------        -------   -------   -------   -------       ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                    .08            .09       .02       .01      (.00)         .01
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                 .24           1.59      2.68      3.18     (1.05)        (.04)
                                               ------        -------   -------   -------   -------       ------
TOTAL FROM INVESTMENT OPERATIONS                  .32           1.68      2.70      3.19     (1.05)        (.03)
                                               ------        -------   -------   -------   -------       ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                              --           (.01)     (.00)       --      (.01)          --
TAX RETURN OF CAPITAL                              --             --        --        --      (.01)          --
NET CAPITAL GAINS                                  --           (.96)       --        --        --           --
                                               ------        -------   -------   -------   -------       ------
TOTAL DISTRIBUTIONS                                --           (.97)     (.00)       --      (.02)          --
                                               ------        -------   -------   -------   -------       ------
NET ASSET VALUE, END OF PERIOD                 $15.82        $ 15.50   $ 14.79   $ 12.09   $  8.90       $ 9.97
                                               ------        -------   -------   -------   -------       ------
TOTAL RETURN++                                  +2.06%**      +12.00%   +22.36%   +35.84%   -10.56%       -0.30%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)        $228.7        $ 220.6   $ 138.5   $  59.9   $  29.1       $ 23.8
RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS#                            .96%*         1.01%     1.04%     1.16%     1.28%        1.50%*
RATIO OF NET EXPENSES TO
   AVERAGE NET ASSETS Section                     .95%*         1.00%     1.02%     1.16%     1.28%        1.50%*
RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE NET ASSETS                   .99%*          .56%      .19%      .07%     (.02%)        .36%*
PORTFOLIO TURNOVER RATE                            30%**          83%       68%       55%       81%          71%**

See Notes to Financial Highlights

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS REGENCY PORTFOLIO CONT'D

                                                                                          PERIOD FROM
                                                                   SIX MONTHS ENDED     APRIL 29, 2005^
CLASS S                                                                JUNE 30,         TO DECEMBER 31,
                                                                   ----------------     ---------------
                                                                         2006                 2005
                                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                   $16.56              $ 14.02
                                                                       ------              -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                                            .07                  .08
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)          .25                 2.46
                                                                       ------              -------
TOTAL FROM INVESTMENT OPERATIONS                                          .32                 2.54
                                                                       ------              -------
NET ASSET VALUE, END OF PERIOD                                         $16.88              $ 16.56
                                                                       ------              -------
TOTAL RETURN++                                                          +1.93%**            +18.12%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                $ 12.2              $   4.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                           1.24%*               1.25%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS Section                      1.23%*               1.23%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS               .80%*                .72%*
PORTFOLIO TURNOVER RATE                                                    30%**                83%**DEG.

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Regency Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

Section After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                PERIOD FROM
                            AUGUST 22, 2001 TO
                               DECEMBER 31,
                                   2001
REGENCY PORTFOLIO CLASS I         1.69%

                               PERIOD FROM
                            APRIL 29, 2005 TO
                               DECEMBER 31,
                                   2005
REGENCY PORTFOLIO CLASS S         1.32%

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                            SIX MONTHS ENDED    YEAR ENDED
                                JUNE 30,       DECEMBER 31,
                                  2006             2002
REGENCY PORTFOLIO CLASS I          --              1.23%
REGENCY PORTFOLIO CLASS S         1.20%             --

After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                            SIX MONTHS ENDED   PERIOD ENDED
                                JUNE 30,       DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                  2006            2005^^            2004   2003
REGENCY PORTFOLIO CLASS I          .95%            1.01%            1.02%  1.17%
REGENCY PORTFOLIO CLASS S         1.23%            1.24%             --     --

^^ For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

^    The date investment operations commenced.

++ Calculated based on the average number of shares outstanding during each fiscal period.

DEG. Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year December 31, 2005.

*    Annualized.

**   Not annualized.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

                                                              |NEUBERGER|BERMAN|
                                                       A LEHMAN BROTHERS COMPANY

Semi-Annual Report
June 30, 2006

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

SOCIALLY
RESPONSIVE
PORTFOLIO(R)

B0738 08/06

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SOCIALLY RESPONSIVE PORTFOLIO MANAGERS' COMMENTARY

Stocks got off to a great start in 2006, rallying through the first week in May and taking many leading market indices to multi-year highs. However, an up-tick in inflation followed by comments by Federal Reserve officials, hinting that the tightening cycle might not end as soon as the markets appeared to be anticipating, sparked a sharp sell-off that eroded much of stocks' early gains. The Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio performed in line with the S&P 500 Index as stocks advanced, but with technology stocks' sharp declines during the selloff, the Portfolio modestly underperformed the benchmark for the six months ended June 30, 2006.(1), (2)

Led by temporary employment leader Manpower, diversified manufacturer Danaher, and Canadian National Railway, our Industrial sector holdings nearly tripled the return of the respective S&P 500 sector component. The Portfolio was significantly overweight in the Consumer Discretionary sector, and outperformed the benchmark component. Cable television giant Comcast and auto parts manufacturer BorgWarner, Inc. were the two top contributors in this sector. Although we only had one holding in the Consumer Staples sector, the excellent performance of warehouse discount retailer Costco made a meaningful contribution to returns.

The disappointing performance of Information Technology sector investments was largely responsible for the Portfolio's relative performance shortfall. Personal computer-based testing and measurement company National Instruments, leading computer retailer Dell, and semiconductor manufacturer Texas Instruments all finished on our bottom-ten contributors list. We have eliminated our position in Dell because we believe that its current business model fails to effectively address changes in the personal computer industry. Although our Energy sector holdings posted positive returns, collectively they trailed the benchmark component in what was the second best performing sector in the S&P 500.

Because of our long-term (three- to five-year) investment time horizon, it is not unusual for stocks that ultimately become big winners for us to spend some time out of favor, often due to the fact that the company's industry group may be unpopular when we start our investment. During this six-month reporting period, National Instruments was one of the Portfolio's unloved holdings. However, its basic business, personal computer-based testing and measurement software, continued to take market share away from much more expensive custom made equipment. In addition, the company has significantly increased its served market by adding software used in the design process and modular software and hardware for testing and measurement processes on the factory floor. Despite the stock's erratic performance due to recent volatility in the technology sector, we believe it will reward shareholders over the longer term.

Another long-time holding, temporary employment leader Manpower, hadn't made much of a performance contribution until this year. We invested in the company because it was particularly well positioned in an industry with superior secular growth characteristics. In response to "just in time" business practices and rising benefits costs for full-time workers, companies worldwide want a more flexible workforce, including more use of temporary workers. Manpower is a global leader in the temporary services business. Over the first two and a half years that we owned Manpower, its business grew strongly, consistent with our expectations, while its stock price performance lagged its business growth. So far into 2006, its share price has appreciated dramatically, catching up with its business performance.

Unfortunately, Portfolio performance was penalized by long-time favorite UnitedHealth Group, which has been caught up in the employee stock option controversy. While independent reviews of this issue are still underway, historical performance suggests that UnitedHealth Group management has done an exceptional job executing on a business plan that has not only enhanced the company's profitability, but also spawned much needed efficiencies in the managed health care industry.

In closing, what is largely a favorable economic backdrop for stocks -- synchronized global economic expansion, relatively low interest rates, and above average corporate earnings growth -- is being largely ignored by investors obsessed with Federal Reserve linguistics and unsettled by escalating geopolitical tensions. When the Fed shifts into neutral and if geopolitical tensions ease, we believe that stocks can break out of the doldrums.

Sincerely,


/s/ Arthur Moretti                      /s/ Ingrid Dyott
-------------------------------------   ----------------------------------------
ARTHUR MORETTI                          INGRID DYOTT
PORTFOLIO CO-MANAGER                    PORTFOLIO CO-MANAGER

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)
Automotive                                                                  5.5%
Banking & Financial                                                         5.2
Business Services                                                           3.4
Cable Systems                                                               7.6
Consumer Discretionary                                                      1.9
Consumer Staples                                                            2.6
Energy                                                                      1.9
Financial Services                                                          7.3
Health Products & Services                                                  4.8
Industrial                                                                  4.7
Insurance                                                                   5.5
Life Science Tools & Supplies                                               2.7
Media                                                                       6.0
Oil & Gas                                                                   3.7%
Pharmaceutical                                                              7.2
Real Estate                                                                 1.3
Technology                                                                  3.4
Technology-Semiconductor                                                    9.1
Technology-Semiconductor Capital Equipment                                  3.2
Transportation                                                              3.1
Utilities                                                                   4.1
Repurchase Agreements                                                       5.4
Cash, receivables and other assets, less liabilities                        0.4

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

ENDNOTES

     (1.) For Class I, 0.77% was the cumulative total return for the 6-month period. 9.96%, 7.04% and 5.94% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended June 30, 2006. For Class S, 0.77% was the cumulative total return for the 6-month period. 9.96%, 7.04% and 5.94% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended June 30, 2006. Performance shown prior to May 1, 2006, for the Class S shares is that of the Class I shares, which has higher expenses than Class S shares and typically lower returns. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

     (2.) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

          Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services fees and cost of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:                The first section of the table
                                                provides information about
                                                actual account values and actual
                                                expenses in dollars, based on
                                                the fund's actual performance
                                                during the period. You may use
                                                the information in this line,
                                                together with the amount you
                                                invested, to estimate the
                                                expenses you paid over the
                                                period. Simply divide your
                                                account value by $1,000 (for
                                                example, an $8,600 account value
                                                divided by $1,000 = 8.6), then
                                                multiply the result by the
                                                number in the first section of
                                                the table under the heading
                                                entitled "Expenses Paid During
                                                the Period" to estimate the
                                                expenses you paid over the
                                                period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table
                                                provides information about
                                                hypothetical account values and
                                                hypothetical expenses based on
                                                the fund's actual expense ratio
                                                and an assumed rate of return at
                                                5% per year before expenses.
                                                This return is not the fund's
                                                factual return. The hypothetical
                                                account values and expenses may
                                                not be used to estimate the
                                                actual ending account balance or
                                                expenses you paid for the
                                                period. You may use this
                                                information to compare the
                                                ongoing costs of investing in
                                                this fund versus other funds. To
                                                do so, compare the expenses
                                                shown in this 5% hypothetical
                                                example with the 5% hypothetical
                                                examples that appear in the
                                                shareholder reports of other
                                                funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE INFORMATION AS OF 6/30/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

          BEGINNING     ENDING      EXPENSES
           ACCOUNT     ACCOUNT    PAID DURING
ACTUAL      VALUE       VALUE     THE PERIOD*
-------   ---------   ---------   -----------
Class I     $1,000    $1,007.70      $6.52
Class S     $1,000    $1,007.70      $1.98

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------
Class I   $1,000   $1,018.30   $6.56
Class S   $1,000   $1,006.38   $1.98

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown) for Class I and 61/365 for Class S (to reflect the period from May 1, 2006 to June 30, 2006).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

SCHEDULE OF INVESTMENTS SOCIALLY RESPONSIVE PORTFOLIO

NUMBER OF SHARES                                                   MARKET VALUE+
COMMON STOCKS (94.2%)
AUTOMOTIVE (5.5%)
    103,300   BorgWarner, Inc.                                    $  6,724,830
     47,750   Toyota Motor ADR                                       4,994,172
                                                                  ------------
                                                                    11,719,002
BANKING & FINANCIAL (5.2%)
     96,550   Bank of New York                                       3,108,910
    133,975   State Street                                           7,782,608
                                                                  ------------
                                                                    10,891,518
BUSINESS SERVICES (3.4%)
    110,655   Manpower Inc.                                          7,148,313

CABLE SYSTEMS (7.6%)
    216,875   Comcast Corp. Class A Special                          7,109,163*
    392,831   Liberty Global Class A                                 8,445,866*
     29,866   Liberty Global Class C                                   614,344*
                                                                  ------------
                                                                    16,169,373
CONSUMER DISCRETIONARY (1.9%)
     83,065   Target Corp.                                           4,059,387

CONSUMER STAPLES (2.6%)
     96,650   Costco Wholesale                                       5,521,615

ENERGY (1.9%)
     57,075   BP PLC ADR                                             3,972,991

FINANCIAL SERVICES (7.3%)
    161,765   Citigroup Inc.                                         7,803,544
     67,795   Freddie Mac                                            3,864,993
     25,050   Goldman Sachs                                          3,768,271
                                                                  ------------
                                                                    15,436,808
HEALTH PRODUCTS & SERVICES (4.8%)
     51,125   Quest Diagnostics                                      3,063,410
    160,125   UnitedHealth Group                                     7,170,397
                                                                  ------------
                                                                    10,233,807
INDUSTRIAL (4.7%)
    153,465   Danaher Corp.                                          9,870,869

INSURANCE (5.5%)
    133,095   Progressive Corp.                                      3,421,872
    253,475   Willis Group Holdings                                  8,136,548
                                                                  ------------
                                                                    11,558,420
LIFE SCIENCE TOOLS & SUPPLIES (2.7%)
    111,250   Affymetrix, Inc.                                       2,848,000*
     44,850   Millipore Corp.                                        2,825,101*
                                                                  ------------
                                                                     5,673,101
MEDIA (6.0%)
    194,270   E.W. Scripps                                           8,380,808
    253,087   Liberty Media Holding  Interactive Class A             4,368,281*
                                                                  ------------
                                                                    12,749,089
OIL & GAS (3.7%)
     55,950   Cimarex Energy                                      $ 2,405,850
    108,920   Newfield Exploration                                   5,330,545*
                                                                  ------------
                                                                     7,736,395
PHARMACEUTICAL (7.2%)
    129,050   Novartis AG ADR                                        6,958,376
     10,125   Novo Nordisk A/S ADR                                     643,849
    119,550   Novo-Nordisk A/S Class B                               7,608,779
                                                                  ------------
                                                                    15,211,004
REAL ESTATE (1.3%)
     52,950   AMB Property                                           2,676,623

TECHNOLOGY (3.4%)
    266,265   National Instruments                                   7,295,661

TECHNOLOGY--SEMICONDUCTOR (9.1%)
    558,900   Altera Corp.                                           9,808,695*
    308,410   Texas Instruments                                      9,341,739
                                                                  ------------
                                                                    19,150,434
TECHNOLOGY--SEMICONDUCTOR CAPITAL EQUIPMENT (3.2%)
    484,975   Teradyne, Inc.                                         6,755,702*

TRANSPORTATION (3.1%)
    150,570   Canadian National Railway                              6,587,437

UTILITIES (4.1%)
    357,700   National Grid                                          3,868,592
     90,629   National Grid ADR                                      4,899,404
                                                                  ------------
                                                                     8,767,996
TOTAL COMMON STOCKS
(COST $193,354,593)                                                199,185,545
                                                                  ------------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENT (5.4%)
$11,328,000   State Street Bank and Trust Co., Repurchase
              Agreement, 4.88%, due 7/3/06, dated 6/30/06,
              Maturity Value $11,332,607, Collateralized by
              $11,585,000 Fannie Mae, 5.08%, due 1/27/09
              (Collateral Value $11,671,888)
              (COST $11,328,000)                                    11,328,000#
                                                                  ------------
TOTAL INVESTMENTS (99.6%)
(COST $204,682,593)                                                210,513,545##
Cash, receivables and other assets, less liabilities (0.4%)            928,862
                                                                  ------------
TOTAL NET ASSETS (100.0%)                                         $211,442,407
                                                                  ------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS SOCIALLY RESPONSIVE PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. During the period of this report, foreign security prices were translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Beginning July 10, 2006, the exchange rate as of 4:00 p.m., Eastern time, will be used. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At June 30, 2006, the cost of investments for U.S. federal income tax purposes was $204,801,264. Gross unrealized appreciation of investments was $9,689,414 and gross unrealized depreciation of investments was $3,977,133, resulting in net unrealized appreciation of $5,712,281, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                SOCIALLY
                                                                                         RESPONSIVE
                                                                                          PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                 $210,513,545
   Cash                                                                                          670
   Foreign currency                                                                           56,530
   Dividends and interest receivable                                                         265,622
   Receivable for Fund shares sold                                                         1,395,219
   Prepaid expenses and other assets                                                           1,471
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             212,233,057
----------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for Fund shares redeemed                                                          622,785
   Payable to investment manager (Note B)                                                     68,156
   Payable to administrator--net (Note B)                                                     80,019
   Accrued expenses and other payables                                                        19,690
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                            790,650
----------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                     $211,442,407
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                      $204,478,316
   Undistributed net investment income (loss)                                                100,087
   Accumulated net realized gains (losses) on investments                                  1,032,271
   Net unrealized appreciation (depreciation) in value of investments                      5,831,733
----------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                     $211,442,407
----------------------------------------------------------------------------------------------------
NET ASSETS
   Class I                                                                              $122,963,213
   Class S                                                                                88,479,194
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Class I                                                                                 8,302,476
   Class S                                                                                 5,973,283
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Class I                                                                              $      14.81
   Class S                                                                                     14.81
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                 $204,682,593
TOTAL COST OF FOREIGN CURRENCY                                                          $     55,536
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2006 (UNAUDITED)

STATEMENT OF OPERATIONS

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                         SOCIALLY
                                                                                                  RESPONSIVE
                                                                                                   PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                             $  537,733
Interest income--unaffiliated issuers                                                                134,314
Foreign taxes withheld                                                                               (14,304)
------------------------------------------------------------------------------------------------------------
Total income                                                                                         657,743
------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Note B)                                                                   236,556
Administration fee (Note B):
   Class I                                                                                           120,168
   Class S                                                                                             9,562
Distribution fees (Note B):
   Class S                                                                                             7,970
Audit fees                                                                                            18,836
Custodian fees (Note B)                                                                               32,120
Insurance expense                                                                                        718
Legal fees                                                                                             2,385
Shareholder reports                                                                                    7,161
Reimbursement of expenses previously assumed by administrator (Note B)                               112,965
Trustees' fees and expenses                                                                           13,769
Miscellaneous                                                                                            840
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                       563,050
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)       (5,747)
------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                   557,303
------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                         100,440
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                          1,188,082
   Foreign currency                                                                                  (18,695)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                              1,301,491
   Foreign currency                                                                                      909
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                     2,471,787
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $2,572,227
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                      SOCIALLY RESPONSIVE PORTFOLIO
                                                                      -----------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                SIX MONTHS
                                                                            ENDED          YEAR
                                                                          JUNE 30,        ENDED
                                                                            2006       DECEMBER 31,
                                                                         (UNAUDITED)       2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                            $    100,440   $   163,433
Net realized gain (loss) on investments                                    1,169,387     1,040,061
Change in net unrealized appreciation (depreciation) of investments        1,302,400     1,290,057
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            2,572,227     2,493,551
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income:
   Class I                                                                  (160,480)           --
Net realized gain on investments:
---------------------------------------------------------------------------------------------------
   Class I                                                                (1,139,467)      (93,682)
---------------------------------------------------------------------------------------------------
Total distributions to shareholders                                       (1,299,947)      (93,682)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
   Class I                                                                77,021,647    34,817,259
   Class S                                                                   836,337            --
Proceeds from reinvestment of dividends and distributions:
   Class I                                                                 1,299,948        93,682
Proceeds issued in conjunction with acquisition:
   Class S                                                                85,051,806            --
---------------------------------------------------------------------------------------------------
Payments for shares redeemed:
   Class I                                                                (3,445,922)   (8,558,708)
---------------------------------------------------------------------------------------------------
   Class S                                                                (1,069,486)           --
---------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                     159,694,330    26,352,233
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                    160,966,610    28,752,102
NET ASSETS:
Beginning of period                                                       50,475,797    21,723,695
---------------------------------------------------------------------------------------------------
End of period                                                           $211,442,407   $50,475,797
---------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period             $    100,087   $   160,127
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS SOCIALLY RESPONSIVE PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until May 1, 2006, other than matters relating to its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rates as of 4:00 pm, Eastern time, (12:00 noon, Eastern time, prior to July 10, 2006) to determine the value of investments. Other foreign currency assets and liabilities are translated into U.S. dollars using the exchange rates as of 12:00 noon, Eastern time. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain
     (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, net operating losses and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                       DISTRIBUTIONS PAID FROM:
     ORDINARY INCOME    LONG-TERM CAPITAL GAIN         TOTAL
       2005   2004            2005    2004          2005    2004
        $--    $--          $93,682    $--        $93,682    $--

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                                          UNREALIZED          LOSS
      UNDISTRIBUTED     UNDISTRIBUTED    APPRECIATION    CARRYFORWARDS
     ORDINARY INCOME   LONG-TERM GAIN   (DEPRECIATION)   AND DEFERRALS      TOTAL
         $200,953        $1,098,578       $4,392,280          $--        $5,691,811

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and return of capital distributions from real estate investment trusts.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date. During the six months ended June 30, 2006 and due to the Fund's reorganization (see "Note F") the Fund has declared an ordinary and long-term distribution with an ex, record and payable date of April 27, 2006.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related

NOTES TO FINANCIAL STATEMENTS SOCIALLY RESPONSIVE PORTFOLIO CONT'D

     investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Effective October 4, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to act as agent for the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned." At June 30, 2006, the Fund had no securities on loan.

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                            REIMBURSEMENT FROM
                                            MANAGEMENT FOR THE
                  EXPENSE                     SIX MONTHS ENDED
               LIMITATION(1)   EXPIRATION     JUNE 30, 2006
     CLASS I        1.30%       12/31/09            --
     CLASS S        1.17%       12/31/09            --

     (1) Expense limitation per annum of the respective class' average daily net assets.

     Each Respective class has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayment is made within three years

NOTES TO FINANCIAL STATEMENTS SOCIALLY RESPONSIVE PORTFOLIO CONT'D

     after the year in which Management issued the reimbursement. For the period ended June 30, 2006, the Fund's Class I reimbursed Management $112,965. At June 30, 2006, the Fund's Class I and Class S shares had no contingent liability to Management under these agreements.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $5,592.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2006, the impact of this arrangement was a reduction of expenses of $155.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended June 30, 2006, there were purchase and sale transactions (excluding short-term securities) of $155,419,075 and $84,664,780, respectively.

     During the six months ended June 30, 2006, brokerage commissions on securities transactions amounted to $299,499, of which Neuberger received $2,591, Lehman Brothers Inc. received $44,631, and other brokers received $252,277.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the period ended June 30, 2006 and year ended December 31, 2005 was as follows:

     CLASS I                            FOR THE SIX MONTHS      FOR THE YEAR
                                           ENDED JUNE 30,    ENDED DECEMBER 31,
                                               2006                2005
     SHARES SOLD                            5,061,379             2,432,866
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS AND DISTRIBUTIONS            83,652                 6,630
     SHARES REDEEMED                         (227,758)             (607,213)
                                            ---------             ---------
     TOTAL                                  4,917,273             1,832,283
                                            ---------             ---------

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

     CLASS S                                         FOR THE PERIOD ENDED
                                                        JUNE 30, 2006*
     SHARES SOLD                                             267,741
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS  AND DISTRIBUTIONS                              --
     SHARES ISSUED IN CONJUNCTION WITH ACQUISITION         5,775,223
     SHARES REDEEMED                                         (69,681)
                                                           ---------
     TOTAL                                                 5,973,283
                                                           ---------

     * For the period from May 1, 2006 (Commencement of Operations) to June 30, 2006, for Class S.

     NOTE E--LINE OF CREDIT:

     At June 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2006. During the six months ended June 30, 2006, the Fund did not utilize this line of credit.

     NOTE F--REORGANIZATION:

     Pursuant to an Agreement and Plan of Reorganization, Socially Responsive Portfolio ("Surviving Fund") of Neuberger Berman Advisers Management Trust acquired all of the assets of Series S (Social Awareness Series) ("Acquired Fund") of SBL Fund in exchange for shares of common stock of Class S shares of beneficial interest of the Surviving Fund and the assumption by the Surviving Fund of the known liabilities of the Acquired Fund. Shares of the Surviving Fund were distributed on a pro rata basis to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund. The Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Surviving Fund was approved by the Board of Trustees of the Surviving Fund at a Special Meeting held on February 21, 2006, and was also approved by Acquired Fund shareholders at a Special Meeting held on June 1, 2006. The reorganization qualified as a tax-free transaction with no gain or loss recognized by the funds or their shareholders. The reorganization was accomplished by a tax-free exchange of 259,186 shares of Class S of the Surviving Fund (valued at $3,817,417) for 3,546,021 shares of Class S of the Acquired Fund (valued at $85,051,806) on June 16, 2006, at a conversion ratio of 1:1.628649. The reorganization resulted in the issuance of 5,775,223 shares of Class S of the Surviving Fund in exchange for the net assets of the Acquired Fund. The Surviving Fund total net assets prior to the reorganization were valued at $117,642,054 which was comprised of $113,824,637 of Class I shares and $3,817,417 of Class S shares. The Acquired Fund's aggregate net assets at that date ($85,051,806, including $3,822,998 of undistributed net realized gains and $3,318,507 of net unrealized appreciation) were combined with

NOTES TO FINANCIAL STATEMENTS SOCIALLY RESPONSIVE PORTFOLIO CONT'D

     those of the Surviving Fund. Following the reorganization, the aggregate net assets of the Surviving Fund were $202,693,860, which was comprised of $113,824,637 of Class I shares and $88,869,223 of Class S shares.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2005 (UNAUDITED)

FINANCIAL HIGHLIGHTS SOCIALLY RESPONSIVE PORTFOLIO

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

CLASS I                                               SIX MONTHS ENDED
                                                           JUNE 30,                   YEAR ENDED DECEMBER 31,
                                                      -----------------     ------------------------------------------
                                                                   2006      2005     2004     2003     2002     2001
                                                            (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                             $14.91     $13.99   $12.35   $ 9.19   $10.78   $11.17
                                                                 ------     ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS:

NET INVESTMENT INCOME (LOSS)++                                      .02        .08     (.00)    (.01)    (.01)      --
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   .11        .88     1.64     3.17    (1.58)    (.39)
                                                                 ------     ------   ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS                                    .13        .96     1.64     3.16    (1.59)    (.39)
                                                                 ------     ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                              (.03)        --       --       --       --       --
NET CAPITAL GAINS                                                  (.20)      (.04)      --       --       --       --
                                                                 ------     ------   ------   ------   ------   ------
TOTAL DISTRIBUTIONS                                                (.23)      (.04)      --       --       --       --
                                                                 ------     ------   ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD                                   $14.81     $14.91   $13.99   $12.35   $ 9.19   $10.78
                                                                 ------     ------   ------   ------   ------   ------
TOTAL RETURN+++                                                   +0.77%**   +6.86%  +13.28%  +34.39%  -14.75%  - 3.58%

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (IN MILLIONS)                          $123.0     $ 50.5   $21.7    $ 7.7    $  5.0   $  3.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                     1.32%*     1.30%   1.31%    1.35%     1.52%    1.59%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS Section                1.31%*     1.29%   1.29%    1.34%     1.51%    1.53%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                       .21%*      .53%   (.03%)   (.08%)    (.07%)    .04%
PORTFOLIO TURNOVER RATE                                              95%**      24%     21%      45%       38%     277%

CLASS S                                                             PERIOD FROM
                                                                   MAY 1, 2006^
                                                                    TO JUNE 30,
                                                                   ------------
                                                                           2006
                                                                    (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $15.49
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                                              .01
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)           (.69)
                                                                         ------
TOTAL FROM INVESTMENT OPERATIONS                                           (.68)
                                                                         ------
NET ASSET VALUE, END OF PERIOD                                           $14.81
                                                                         ------
TOTAL RETURN+++                                                           +0.77%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                  $ 88.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                             1.19%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS Section                        1.18%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                 .54%*
PORTFOLIO TURNOVER RATE                                                      95%**@

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS SOCIALLY RESPONSIVE PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

Section After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                    YEAR ENDED DECEMBER 31,
                                               2005   2004   2003   2002   2001
SOCIALLY RESPONSIVE PORTFOLIO CLASS I          1.33%  1.73%  2.30%  2.87%  4.33%

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                              FOR THE SIX MONTHS
                                                                ENDED JUNE 30,
                                                                     2006
SOCIALLY RESPONSIVE PORTFOLIO CLASS I                                1.02%

++ Calculated based on the average number of shares outstanding during each fiscal period.

^    The date investment operations commenced.

@ Portfolio turnover is calculated on the Fund level. Percentage indicated was calculated for period ended June 30, 2006.

*    Annualized.

**   Not annualized.

            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2006 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

ITEM 2.  CODE OF ETHICS

Not applicable.  Only required in an annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.  Only required in an annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.  Only required in an annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is disclosed in the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There was no change in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)  Not applicable. Only required in an annual report.

         (2) The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

         (3) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 ("Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

The certifications provided pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.

Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust



By:      /s/ Peter E. Sundman
         --------------------------------------------
         Peter E. Sundman
         Chief Executive Officer

Date: August 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:      /s/ Peter E. Sundman
         --------------------------------------------
         Peter E. Sundman
         Chief Executive Officer

Date: August 28, 2006



By:      /s/ John M. McGovern
         --------------------------------------------
         John M. McGovern
         Treasurer, Principal Financial
         and Accounting Officer

Date: August 28, 2006